UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Address of principal executive offices)-(Zip code)

Gene L. Needles, Jr., PRESIDENT

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: December 31, 2011

Date of reporting period: December 31, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

GUIDANCE | VISION | EXPERIENCE

American Beacon
FUNDS℠

Annual Report

December 31, 2011

TREASURY INFLATION PROTECTED SECURITIES FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates

American Beacon Funds	December 31, 2011

Dear Shareholders,

From around the globe to within U.S. borders, many events caused emotions to run high in 2011. We saw challenges that not only affected equity and credit markets — as well as our investments in them — but also changed many people’s lives in profound ways.

Among the headlines that had significant effects on investors were the political upheaval in the Middle East and North Africa, Japan’s earthquake and related nuclear disaster, controversy over U.S. troop withdrawal from Iraq, deterioration of the European economy, U.S. Congressional gridlocks over everything from the debt ceiling to tax breaks, the Occupy Wall Street movement and less-than-inspiring economic and jobs growth numbers domestically. Despite all these challenges, the broader stock market ended the year relatively unchanged while the government bond market, as represented by the Barclays Capital 1-10 Year U.S. TIPS Index, appreciated by 8.93%.

It’s easy to see how uncertainty in the markets — fueled by challenging events — could create an emotional response among investors. However, 2011 also reminded investors that maintaining a consistent, well-balanced investment strategy can protect against short-sighted actions — fueled by emotions — that can jeopardize long-term goals.

The long-term-focused, conservative management applied to the American Beacon Treasury Inflation Protected Securities (“TIPS”) Fund, which invests primarily in high-quality inflation-protected government securities, provided investors with a relative bright spot in an otherwise volatile (but ultimately flat) year overall. Over the 12-month period ended December 31, 2011, the American Beacon Treasury Inflation Protected Securities Fund (Institutional Class) returned 9.14%.

The year to come will surely provide its own list of unexpected national and world events. American Beacon remains focused on seeking opportunities and meeting market challenges to deliver the type of consistency in performance and service our shareholders value. Thank you for your continued investment in the American Beacon Funds.

To obtain further details about the growing number of investment opportunities now available within the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr. President American Beacon Funds

1

Market Overview

December 31, 2011 (Unaudited)

2011 was a year of many shocks that tested the resiliency of the U.S. economy.

The year began much like 2010 with high levels of optimism surrounding the economic growth prospects for the United States. Unfortunately, that optimism was called into question early in the year by two important but unrelated events. The first was the growing level of political instability in the Middle East and North Africa that resulted in the overthrow of a ruling government in Egypt, a civil war in Libya and continued violence in several other countries. Given the region’s importance as a global exporter of petroleum, the instability resulted in oil prices increasing by more than 25% from the February low in the first half of the year. The spike in oil prices effectively neutralized the positive effects of U.S. fiscal stimulus passed in late 2010. The other significant event was the devastating earthquake in Japan on March 11 and the following catastrophe with the Fukushima Daiichi nuclear power plant. Beyond the negative impact on confidence, the destruction of manufacturing capacity in Japan caused supply chain disruptions for American manufacturers.

The political impasse in the U.S. over the debt ceiling and the subsequent downgrade of U.S. debt by Standard and Poor’s shook investor confidence in 2011. However, the heightened sovereign debt risks in Europe and the subsequent negative connotations for the European and global banking systems led investors to purchase U.S. government securities due to the perceived relative safety of these investments.

TIPS investors were the beneficiaries of the risk aversion in 2011. On the back of increased demand for the highest quality, most liquid assets — as well as central bank policy that was designed to lower the return for risk-free assets — U.S. real rates declined by approximately 150 basis points (1.50%) from their February peak, which translated into solid principal returns for TIPS. In addition, the Arab Spring boost to oil prices — along with early strength in food, cotton and automobile prices — resulted in higher inflation accruals than would have been expected from an economy growing below 2%. For the year, the inflation accrual for TIPS was 3.5% with headline CPI peaking in September at 3.9%. Supply and demand dynamics for TIPS were favorable as the U.S. Department of the Treasury’s issuance resulted in an increase of $112 billion TIPS outstanding over its fiscal year ended September 30.

Valuations of TIPS relative to nominal U.S. Treasuries cheapened throughout the year as inflation expectations declined in response to expectations for slower U.S. economic growth. For the year, break-even inflation rates fell from their April peak of 2.64% for 10-year TIPS to finish at 1.96%. TIPS did manage to find support in the fourth quarter as expectations for a U.S. double-dip recession waned, boosting inflation expectations from the September low of 1.71%. Despite the cheapening on valuation, TIPS managed to outperform comparable maturity nominal Treasury securities as the inflation accrual overwhelmed the relative valuation changes.

2

American Beacon Treasury Inflation Protected Securities FundSM

Performance Overview

December 31, 2011 (Unaudited)

The Institutional Class of the Fund returned 9.14% for the twelve months ended December 31, 2011, outperforming the Barclays Capital 1-10 Year U.S. TIPS Index (the “Index”) return of 8.93% but trailing the Lipper TIPS Funds Index return of 11.93%.

Comparison of Change in Value

of a $10,000 Investment

For the Period From 6/30/04 through 12/31/11

	Annualized Total Returns Periods Ended 12/31/2011			Value of
	1 Year	5 Years	Since Inception 6/30/04	$10,000 6/30/04- 12/31/11
Institutional Class (1,7,8)	9.14%	6.74%	5.39%	$14,825
Y Class (1,2,7,8)	8.66%	6.60%	5.29%	14,728
Investor Class (1,3,7,8)	8.67%	6.50%	5.23%	14,656
A Class without sales charge (1,4,7,8)	8.17%	6.36%	5.14%	14,564
A Class with sales charge (1,4,7,8)	2.99%	5.32%	4.46%	13,871
C Class without sales charge (1,5,7,8)	7.47%	6.17%	5.01%	14,430
C Class with sales charge (1,5,7,8)	6.47%	6.17%	5.01%	14,430
Barclays Capital 1-10 Yr. U.S. TIPS Index(6)	8.93%	6.90%	5.70%	15,162
Barclays Capital U.S. TIPS Index(6)	13.56%	7.95%	6.57%	16,116
Lipper TIPS Funds Index(6)	11.93%	7.15%	6.01%	15,497

1.	Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	Fund performance represents the total returns achieved by the Institutional Class up to 3/1/10, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 6/30/04.
3.	Fund performance represents the total returns achieved by the Institutional Class up to 3/2/09, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/04.
4.	Fund performance represents the total returns achieved by the Institutional Class from 6/30/04 through 3/1/09, and the Investor Class from 3/2/09 up to 5/17/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/04. The maximum sales charge for A Class is 4.75%.
5.	Fund performance represents the total returns achieved by the Institutional Class from 6/30/04 through 3/1/09, and the Investor Class from 3/2/09 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional and Investor Classes. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/04. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.
6.	The Barclays Capital 1-10 Yr. U.S. TIPS Index is an unmanaged market index comprising U.S. Treasury inflation-indexed securities with maturities between one and ten years while the Barclays Capital U.S. TIPS Index includes all maturities. The Lipper TIPS Funds Index tracks the results of the 30 largest mutual funds in the Lipper TIPS Fund category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.
7.	A portion of the fees charged to the Investor Class of the Fund was waived from its inception. A portion of the fees charged to the Institutional Class of the Fund has been waived since 2005. Performance prior to waiving fees was lower than the actual returns shown.
8.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.35%, 0.60%, 0.75%, 0.99%, and 1.77%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

3

American Beacon Treasury Inflation Protected Securities FundSM

Performance Overview

December 31, 2011 (Unaudited)

The Fund produced strong absolute returns for the twelve-month time period as TIPS rallied amid downgraded global growth expectations, increased risk aversion, and uncertainty surrounding the European financial environment.

From a yield curve positioning standpoint, the Fund benefited from overweighting 9-10 year maturity TIPS and underweighting 2-3 year maturity TIPS, but an overweight allocation to 1-2 year maturity TIPS detracted from relative performance for the year. Individual security selections within the 1-3 year and 4-5 year maturity ranges also added value.

From a duration perspective, the Fund’s average modified duration was generally in-line with the Index for the year. However, a tactical short duration position implemented during the second quarter caused the Fund to lag during that period.

The Fund remains focused on investing in TIPS to provide inflation protection and income to its shareholders.

Top Ten Holdings

% of Net Assets
U.S. Treasury Note, 2.00%, Due 1/15/2014	11.6%
U.S. Treasury Note, 1.125%, Due 1/15/2021	11.1%
U.S. Treasury Note, 1.375%, Due 1/15/2020	10.1%
U.S. Treasury Note, 0.50%, Due 4/15/2015	9.5%
U.S. Treasury Note, 0.125%, Due 4/15/2016	7.8%
U.S. Treasury Note, 1.25%, Due 7/15/2020	7.1%
U.S. Treasury Note, 2.00%, Due 7/15/2014	7.0%
U.S. Treasury Note, 2.00%, Due 1/15/2016	6.6%
U.S. Treasury Note, 0.625%, Due 7/15/2021	5.3%
U.S. Treasury Note, 1.375%, Due 7/15/2018	4.2%

Portfolio Diversification

% of Fixed Income
A	0.0%
AA	0.0%
AAA	0.0%
Treasury	100.0%

4

American Beacon Treasury Inflation Protected Securities FundSM

Fund Expenses

December 31, 2011 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses

The “Actual” line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11-12/31/11
Institutional Class
Actual	$1,000.00	$1,037.11	$1.28
Hypothetical **	$1,000.00	$1,023.95	$1.28
Y Class
Actual	$1,000.00	$1,034.89	$3.18
Hypothetical **	$1,000.00	$1,022.08	$3.16
Investor Class
Actual	$1,000.00	$1,034.40	$3.54
Hypothetical **	$1,000.00	$1,021.73	$3.52
A Class
Actual	$1,000.00	$1,032.76	$5.28
Hypothetical **	$1,000.00	$1,020.01	$5.24
C Class
Actual	$1,000.00	$1,028.49	$9.15
Hypothetical **	$1,000.00	$1,016.18	$9.10

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.25%, 0.62%, 0.69%, 1.03% and 1.79% for the Institutional, Y, Investor, A and C Class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half year period.
**	5% return before expenses.

5

American Beacon Treasury Inflation Protected Securities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Treasury Inflation Protected Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Beacon Treasury Inflation Protected Securities Fund (one of the funds constituting the American Beacon Funds) (the “Fund”), as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Treasury Inflation Protected Securities Fund at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

February 28, 2011

6

American Beacon Treasury Inflation Protected Securities Fund

Schedule of Investments

December 31, 2011

	Principal Amount	Fair Value
	(000’s)	(000’s)
U.S. TREASURY OBLIGATIONS - 99.19%
U.S. Treasury Note,
3.375%, Due 1/15/2012, A	$134	$134
1.875%, Due 7/15/2013, A	9,216	9,637
2.00%, Due 1/15/2014, A	24,976	26,449
1.25%, Due 4/15/2014, A	2,060	2,158
2.00%, Due 7/15/2014, A	14,923	16,079
1.625%, Due 1/15/2015, A	3,511	3,787
0.50%, Due 4/15/2015, A	20,814	21,778
1.875%, Due 7/15/2015, A	6,473	7,138
2.00%, Due 1/15/2016, A	13,559	15,156
0.125%, Due 4/15/2016, A	17,050	17,774
2.50%, Due 7/15/2016, A	3,437	3,975
2.375%, Due 1/15/2017, A	5,300	6,152
2.625%, Due 7/15/2017, A	3,272	3,895
1.625%, Due 1/15/2018, A	1,129	1,286
1.375%, Due 7/15/2018, A	8,537	9,666
2.125%, Due 1/15/2019, A	1,571	1,868
1.875%, Due 7/15/2019, A	2,614	3,080
1.375%, Due 1/15/2020, A	20,288	23,100
1.25%, Due 7/15/2020, A	14,334	16,213
1.125%, Due 1/15/2021, A	22,633	25,240
0.625%, Due 7/15/2021, A	11,217	12,000

Total U.S. Treasury Obligations (Cost $222,852)		226,565

	Shares
SHORT-TERM INVESTMENTS - 0.18% (Cost $401)
JPMorgan U.S. Government Money Market Fund	401,205	401

TOTAL INVESTMENTS - 99.37% (Cost $223,253)		226,966
OTHER ASSETS, NET OF LIABILITIES - 0.63%		1,440

TOTAL NET ASSETS - 100.00%		$228,406

Percentages are stated as a percent of net assets.

A	Inflation-Indexed Note.

See accompanying notes

7

American Beacon Treasury Inflation Protected Securities Fund

Statement of Assets and Liabilities

December 31, 2011 (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair value A	$226,966
Dividends and interest receivable	1,291
Receivable for fund shares sold	221
Receivable for expense reimbursement (Note 2)	19
Prepaid expenses	38

Total assets	228,535

Liabilities:
Payable for fund shares redeemed	11
Management and investment advisory fees payable (Note 2)	55
Administrative service and service fees payable (Note 2)	35
Professional fees payable	21
Other liabilities	7

Total liabilities	129

Net assets	$228,406

Analysis of Net Assets:
Paid-in-capital	225,908
Undistributed net investment income	—
Accumulated net realized loss	(1,215)
Unrealized appreciation of investments	3,713

Net assets	$228,406

Shares outstanding (no par value):
Institutional Class	18,540,956

Y Class	44,545

Investor Class	1,791,991

A Class	76,689

C Class	24,011

Net asset value, offering and redemption price per share:
Institutional Class	$11.16

Y Class	$11.24

Investor Class	$11.12

A Class (net asset value and redemption price)	$11.15

A Class (offering price)	$11.71

C Class	$11.06

A Cost of investments in unaffiliated securities	$223,253

See accompanying notes

8

American Beacon Treasury Inflation Protected Securities Fund

Statement of Operations

For the Year Ended December 31, 2011 (in thousands)

Investment Income:
Interest income	$6,223

Total investment income	6,223

Expenses:
Management and investment advisory fees (Note 2)	275
Administrative service fees (Note 2):
Institutional Class	330
Y Class	1
Investor Class	53
A Class	2
C Class	1
Transfer agent fees:
Institutional Class	10
Y Class	2
Investor Class	2
A Class	2
C Class	2
Custody and fund accounting fees	28
Professional fees	47
Registration fees and expenses	69
Service fees (Note 2):
Investor Class	44
A Class	1
Distribution fees (Note 2):
A Class	1
C Class	2
Prospectus and shareholder reports	40
Insurance fees	5
Trustee fees	18
Other expenses	8

Total expenses	943

Net fees waived and expenses reimbursed by Manager (Note 2)	(238)

Net expenses	705

Net investment income	5,518

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from:
Investments	11,233
Change in net unrealized appreciation or (depreciation) of:
Investments	1,958

Net gain on investments	13,191

Net increase in net assets resulting from operations	$18,709

See accompanying notes

9

American Beacon Treasury Inflation Protected Securities Fund

Statement of Changes in Net Assets

(in thousands)

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$5,518	$2,885
Net realized gain on investments	11,233	8,451
Change in net unrealized appreciation or (depreciation) of investments	1,958	(331)

Net increase in net assets resulting from operations	18,709	11,005

Distributions to Shareholders:
Net investment income:
Institutional Class	(5,260)	(2,717)
Y Class	(9)	(1)
Investor Class	(412)	(166)
A Class	(17)	—
C Class	(3)	—
Tax return of capital:
Institutional Class	(256)	—
Y Class	(1)	—
Investor Class	(24)	—
A Class	(1)	—
C Class	—	—

Net distributions to shareholders	(5,983)	(2,884)

Capital Share Transactions:
Proceeds from sales of shares	273,161	135,939
Reinvestment of dividends and distributions	5,353	2,242
Cost of shares redeemed	(235,964)	(134,873)

Net increase in net assets from capital share transactions	42,550	3,308

Net increase in net assets	55,276	11,429

Net Assets:
Beginning of period	173,130	161,701

End of Period *	$228,406	$173,130

* Includes undistributed net investment income (loss) of	$—	$182

See accompanying notes

10

American Beacon Treasury Inflation Protected Securities Fund

Notes to Financial Statements

December 31, 2011

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) which is comprised of twenty Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Treasury Inflation Protected Securities Fund (the “Fund”), a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc., and was organized in 1986 to provide business management, advisor, administration and asset management consulting services to the Trust and other investors.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. generally accepted accounting principles, (“U.S. GAAP”) and International Financial Reporting Standards (IFRSs). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRSs. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011.

Management has evaluated the implications of these changes and determined that the impact will only affect the disclosure requirements related to the financial statements.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and portfolio management services. Investment assets of the Fund may be managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Fund. Management fees paid during the year ended December 31, 2011 were as follows:

Management Fee Rate	Management Fee	Amount paid to Investment Sub-Advisor	Net Amount Retained by Manager
0.15% – 0.19%	$274,567	$156,431	$118,136

11

American Beacon Treasury Inflation Protected Securities Fund

Notes to Financial Statements

December 31, 2011

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.15% of the average daily net assets of the Institutional Class, 0.30% of the average daily net assets of the Y and Investor Classes, and 0.40% of the average daily net assets of the A and C Classes of the Fund.

Distribution Plans

The Fund, except for the A and C Classes of the Fund, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class of the Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expense incurred in a particular month by the Manager for distribution assistance.

Service Plan

The Manager and the Trust entered into a Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee of 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund. Service fees for the Y and C Classes for the period ended December 31, 2011 were less than $500.

Interfund Lending Program

Pursuant to an exemptive order by the Securities and Exchange Commission (the “SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. For the year ended December 31, 2011, the Fund did not utilize the credit facility.

12

American Beacon Treasury Inflation Protected Securities Fund

Notes to Financial Statements

December 31, 2011

Reimbursement of Expenses

The Manager voluntarily and contractually agreed to reimburse a portion of its Administrative Service fee for the Institutional Class and other expenses of the Y, Investor, A, and C Classes. Of these amounts approximately $19,000 was receivable from the Manager at December 31, 2011. For the year ended December 31, 2011, the Manager reimbursed expenses as follows:

	Expense Cap and Limits
Class	1/1/11 to 2/28/11	3/1/11 to 12/31/11	Reimbursed Expenses	Expiration of Reimbursements
Institutional*	0.10%	0.10%	$217,538	2014
Y**	N/A	N/A	1,648	2014
Investor	N/A	0.69%	15,596	2014
A**	N/A	N/A	1,655	2014
C**	N/A	N/A	1,647	2014

*	Expense reduction.
**	Voluntary Reimbursement.

Expense Reimbursement Plan

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability is $131,280, $195,951, and $238,084 will expire in 2012, 2013, and 2014 respectively. The Fund has not recorded a liability for these potential reimbursements due to the current assessment that reimbursements are unlikely.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”) may receive a portion of A Class sales charges from broker dealers and it may be used to offset expenses that the Manager pays to Foreside. For the year ended December 31, 2011 there has been $918 in sales commissions from the sale of A Class shares that were received by Foreside.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 –	Quoted prices in active markets for identical securities.

13

American Beacon Treasury Inflation Protected Securities Fund

Notes to Financial Statements

December 31, 2011

Level 2 –	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.

Level 3 –	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed income securities including corporate, U.S. government agencies, and U.S. treasury obligations, are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by the Manager.

14

American Beacon Treasury Inflation Protected Securities Fund

Notes to Financial Statements

December 31, 2011

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Fund’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included below.

The Fund’s investments are summarized by level based on the inputs used to determine their values. U.S. GAAP also requires all significant transfers between any levels to be disclosed. During the year ended December 31, 2011, there were no significant transfers into or out of any level for the Fund. As of December 31, 2011, the investments were classified as described below (in thousands):

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$226,565	$—	$226,565
Short-term investments	401	—	—	401

Total	$401	$226,565	$—	$226,966

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income is recorded on the ex-dividend date. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least semi-annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

15

American Beacon Treasury Inflation Protected Securities Fund

Notes to Financial Statements

December 31, 2011

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based up on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expense” on the Statement of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

16

American Beacon Treasury Inflation Protected Securities Fund

Notes to Financial Statements

December 31, 2011

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows (in thousands):

	Year Ended December 31, 2011	Year Ended December 31, 2010
Distributions paid from:
Ordinary income:*
Institutional Class	$5,260	$2,717
Y Class	9	1
Investor Class	412	166
A Class	17	—
C Class	3	—
Tax return of capital:
Institutional Class	256	—
Y Class	1	—
Investor Class	24	—
A Class	1	—
C Class	—	—

Total distributions paid	$5,983	$2,884

*	For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$223,791
Unrealized appreciation	3,498
Unrealized depreciation	(323)

Net unrealized appreciation or (depreciation)	3,175
Undistributed ordinary income	—
Accumulated long-term gain (loss)	(677)
Other temporary differences	—

Distributable earnings	$2,498

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable primarily to the tax deferral of losses from wash sales.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from a return of capital that have been reclassified as of December 31, 2011 (in thousands):

Paid-in-capital	$(282)
Undistributed net investment income	283
Accumulated net realized gain (loss)	—
Unrealized appreciation or (depreciation) of investments	(1)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result

17

American Beacon Treasury Inflation Protected Securities Fund

Notes to Financial Statements

December 31, 2011

of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year registered investment company (“RIC”) during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Losses prior to the provisions of the Act are $677 expiring in 2017 (in thousands) which may be applied against any realized net taxable gains in each succeeding year or until the expiration date, whichever occurs first. The Fund utilized $11,117 of net capital loss carryforward for the year ended December 31, 2011.

5. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2011, excluding short-term investments, were $931,953,635 and $893,075,861, respectively. These amounts also represent purchases and sales of U.S. Government securities.

6. Capital Share Transactions

The tables below summarize the activity in capital shares (dollars and shares in thousands):

Year Ended December 31, 2011

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	23,868	$263,690	21	$232	759	$8,298
Reinvestment of dividends	450	4,913	1	10	38	416
Shares redeemed	(20,729)	(230,629)	(12)	(128)	(461)	(5,039)

Net increase in shares outstanding	3,589	$37,974	10	$114	336	$3,675

	A Class		C Class
	Shares	Amount	Shares	Amount
Shares sold	76	$840	9	$101
Reinvestment of dividends	1	11	—	3
Shares redeemed	(15)	(167)	—	(1)

Net increase in shares outstanding	62	$684	9	$103

Year Ended December 31, 2010

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	11,655	$121,423	34	$359	1,349	$13,851
Reinvestment of dividends	200	2,077	—	1	16	164
Shares redeemed	(12,245)	(129,823)	—	—	(488)	(5,050)

Net increase (decrease) in shares outstanding	(390)	$(6,323)	34	$360	877	$8,965

18

American Beacon Treasury Inflation Protected Securities Fund

Notes to Financial Statements

December 31, 2011

	A Class		C Class
	Shares	Amount	Shares	Amount
Shares sold	15	$155	15	$151
Reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase (decrease) in shares outstanding	15	$155	15	$151

19

American Beacon Treasury Inflation Protected Securities Fund

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class							Y Class
	Year Ended December 31,							Year Ended December 31,		March 1 to December 31,
	2011		2010	2009A	2008	2007B		2011		2010
Net asset value, beginning of period	$10.51		$10.16	$9.20	$10.18	$9.53		$10.60		$10.25

Income from investment operations:
Net investment income	0.28		0.16	0.06	0.80	0.45		0.26		0.05
Net gains (losses) on securities (both realized and unrealized)	0.67		0.35	0.95	(0.98)	0.59		0.65		0.35

Total income (loss) from investment operations	0.95		0.51	1.01	(0.18)	1.04		0.91		0.40

Less distributions:
Dividends from net investment income	(0.29)		(0.16)	(0.05)	(0.80)	(0.39)		(0.26)		(0 .05)
Distributions from net realized gains on securities	—		—	—	—	—		—		—
Tax return of capital	(0.01	)C	—	—	—	0.00	C,D	(0.01	)C	—

Total distributions	(0.30)		(0.16)	(0.05)	(0.80)	(0.39)		(0.27)		(0.05)

Net asset value, end of period	$11.16		$10.51	$10.16	$9.20	$10.18		$11.24		$10.60

Total return E	9.14%		5.03%	11.00%	(2.09)%	11.22%		8.66%		3.89	%F

Ratios and supplemental data:
Net assets, end of period (in thousands)	$206,864		$157,195	$155,833	$140,189	$223,697		$501		$365
Ratios to average net assets (annualized):
Expenses, before reimbursements	0.36%		0.35%	0.36%	0.29%	0.43%		1.04%		0.60	%G
Expenses, after reimbursements	0.26%		0.25%	0.26%	0.25%	0.43%		0.63%		0.60	%G
Net investment income (loss), before reimbursements	2.24%		1.40%	0.59%	5.15%	4.74%		1.80%		0.85	%G
Net investment income (loss), after reimbursements	2.34%		1.50%	0.69%	5.19%	4.74%		2.21%		0.85	%G
Portfolio turnover rate	381%		214%	180%	128%	139%		381%		214	%H

A	Standish Mellon Asset Management Company, LLC was added as an investment advisor on December 11, 2009.
B	Brown Brothers Harriman & Co. was removed as an investment advisor to the Treasury Inflation Protected Securities Fund on November 30, 2007.
C	The tax return of capital is calculated based on outstanding shares at the time of distribution.
D	Amount represents less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H	Portfolio turnover rate is for the period from January 1 through December 31, 2010.
I	Portfolio turnover rate is for the period from January 1 through December 31, 2009.

20

American Beacon Treasury Inflation Protected Securities Fund

Financial Highlights

(For a share outstanding throughout the period)

Investor Class				A Class				C Class
Year Ended December 31,		March 2 to December 31,		Year Ended December 31,		May 17 to December 31,		Year Ended December 31,		September 1 to December 31,
2011	2010	2009A		2011		2010		2011		2010
$10.48	$10.13	$9.25		$10.54		$10.35		$10.46		$10.38

0.24	0.06	0.14		0.10		0.04		0.13		0.00
0.66	0.41	0.79		0.76		0.19		0.65		0.08

0.90	0.47	0.93		0.86		0.23		0.78		0.08

(0.25)	(0.12)	(0.05)		(0.24)		(0.04)		(0.17)		—
—	—	—		—		—		—		—
(0.01)C	—	—		(0.01	)C	—		(0.01	)C	—

(0.26)	(0.12)	(0.05)		(0.25)		(0.04)		(0.18)		—

$11.12	$10.48	$10.13		$11.15		$10.54		$11.06		$10.46

8.67%	4.62%	10.05	%F	8.17%		2.23	%F	7.47%		0.77	%F

$19,920	$15,262	$5,868		$855		$155		$266		$153

0.77%	0.75%	0.81	%G	1.32%		0.99	%G	2.62%		1.77	%G
0.68%	0.64%	0.65	%G	1.03%		0.99	%G	1.79%		1.77	%G
2.24%	1.06%	3.04	%G	0.88%		0.55	%G	0.25%		(0.05	)%G
2.32%	1.17%	3.20	%G	1.17%		0.55	%G	1.08%		(0.05	)%G
381%	214%	180	%I	381%		214	%H	381%		214	%H

21

American Beacon Treasury Inflation Protected Securities Fund

Privacy Policy and Federal Tax Information

December 31, 2011 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those in other areas of this report because of differences between tax and financial reporting requirements.

The Fund’s distributions to shareholders did not include any short-term capital gains.

Of the ordinary dividends paid to shareholders during the tax year ended December 31, 2011, 99.6% were derived from U.S. Treasury Obligations.

22

Trustees and Officers of the American Beacon Funds

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-two funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Trust, and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES

Term Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (75)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, American Beacon Mileage Funds (1996-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-Present).

NON-INTERESTED TRUSTEES

Term Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (67)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-Present).

Brenda A. Cline (51)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-Present).

Eugene J. Duffy (57)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994- Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-Present).

Thomas M. Dunning (69)	Trustee since 2008	Non-Executive Chairman (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007- Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008- Present); Trustee, American Beacon Master Trust (2008-Present).

Richard A. Massman (68)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004- Present); Trustee, American Beacon Master Trust (2004-Present).

23

Trustees and Officers of the American Beacon Funds

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
R. Gerald Turner (66)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Trustee, American Beacon Mileage Funds (2001- Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-Present).

Paul J. Zucconi, CPA (71)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-Present); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-Present).

OFFICERS

Term One Year

Gene L. Needles, Jr. (57)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-Present), American Beacon Mileage Funds; President (2008- 2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

William F. Quinn (63)	Executive Vice President from 2007 to 2008 and 2009 to Present President from 1987 to 2007 and 2008 to 2009 Trustee from 1987 to 2008	Executive Chairman (2009-Present), Chairman (2006-2009), CEO (2006-2007), and Director (2003-Present), American Beacon Advisors, Inc.; Chairman and Director (2008-Present), Lighthouse Holdings, Inc.; Chairman and Director (2008-Present), Lighthouse Holdings Parent, Inc.; Director (2003-Present), American Airlines Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007- 2009); Director, Hicks Acquisition II, Inc. (2010-Present) (special purpose acquisition company); Director, Crescent Real Estate Equities, Inc. (1994-2007); Trustee (1995-2008) and President (1995-2007, 2008-2009), American Beacon Mileage Funds; Trustee (1999-2008) and President (1999-2007, 2008-2009), American Beacon Select Funds; Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds, plc (2007-2009).

Rosemary K. Behan (52)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006- Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Secretary (2008- Present), Lighthouse Holdings Parent, Inc.

Brian E. Brett (51)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004- Present).

Wyatt L. Crumpler (45)	VP since 2007	Vice President, Asset Management (2009-Present) and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (41)	VP Since 2011	Vice President, Marketing & Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (57)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

24

Trustees and Officers of the American Beacon Funds

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Melinda G. Heika (50)	Treasurer since 2010	Vice President, Finance & Accounting (2010-Present); Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer (2010- Present), Lighthouse Holdings, Inc.; Treasurer (2010-Present), Lighthouse Holdings Parent, Inc.

Terri L. McKinney (48)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003- 2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (36)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Samuel J. Silver (48)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (40)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present), American Beacon Advisors, Inc.

John J. Okray (37)	Asst. Secretary since 2010	Assistant General Counsel, American Beacon Advisors, Inc. (2010-Present); Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Asst. Secretary (2010- Present), Lighthouse Holdings Parent, Inc.; Vice President, OppenheimerFunds, Inc. (2004-2010).

Sonia L. Bates (55)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011 - Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011- Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s and Master Trust’s sub-advisors.

25

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone:	By Mail:
Call (800) 658-5811	American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N -Q may also be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available on the Funds’ website (www.americanbeaconfunds.com) approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website (www.americanbeaconfunds.com) and by calling 1-800-967 -9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and the American Beacon Treasury Inflation Protected Securities Fund are service marks of American Beacon Advisors, Inc.

AR 12/11

GUIDANCE | VISION | EXPERIENCE

American Beacon FUNDS℠

Annual Report

December 31, 2011

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President’s Message	1
Performance Overviews	2

American Beacon Funds
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	22

State Street Equity 500 Index Portfolio
Portfolio of Investments	30
Statement of Assets and Liabilities	36
Statement of Operations	37
Statements of Changes in Net Assets	38
Financial Highlights	39
Notes to Financial Statements	40

Master Small Cap Index Series
Schedule of Investments	51
Statement of Assets and Liabilities	72
Statement of Operations	73
Statements of Changes in Net Assets	74
Financial Highlights	74
Notes to Financial Statements	75

Master International Index Series
Summary Schedule of Investments	83
Statement of Assets and Liabilities	93
Statement of Operations	94
Statements of Changes in Net Assets	95
Financial Highlights	95
Notes to Financial Statements	96

Additional Information	Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability, and differences in accounting standards.

American Beacon Funds	December 31, 2011

Dear Shareholders,

From around the globe to within U.S. borders, many events caused emotions to run high in 2011. We saw challenges that not only affected equity and credit markets – as well as our investments in them – but also changed many people’s lives in profound ways.

Among the headlines that had significant effects on investors were the political upheaval in the Middle East and North Africa, Japan’s earthquake and related nuclear disaster, controversy over U.S. troop withdrawal from Iraq, deterioration of the European economy, U.S. Congressional gridlocks over everything from the debt ceiling to tax breaks, the Occupy Wall Street movement and less-than-inspiring economic and jobs growth numbers domestically.

It’s easy to see how uncertainty in the markets – fueled by these events – could create an emotional response among investors. However, 2011 also reminded investors that maintaining a consistent, well-balanced investment strategy can protect against short-sighted actions – fueled by emotions – that can jeopardize long-term goals.

Volatility both domestically and internationally caused most equity markets to end the year flat or down. Over the 12-month period ended December 31, 2011, the American Beacon S&P 500 Index Fund (Institutional Class) returned 1.92%. The American Beacon Small Cap Index Fund (Institutional Class) returned -4.54% over the same period. And the American Beacon International Equity Index Fund (Institutional Class) returned -12.50%. These returns were generally in line with the performance of each Fund’s respective Index.

The year to come will surely provide its own list of unexpected national and world events. American Beacon remains focused on seeking opportunities and meeting market challenges to deliver the type of consistency in performance and service our shareholders value. Thank you for your continued investment in the American Beacon Funds.

To obtain further details about the growing number of investment opportunities now available within the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best regards,

Gene L. Needles, Jr.
President
American Beacon Funds

American Beacon S&P 500 Index Fund†

Performance Overview

December 31, 2011 (Unaudited)

For the twelve months ended December 31, 2011, the total return of the Institutional Class of the American Beacon S&P 500 Index Fund was 1.92%, slightly behind the S&P 500 Index (the “Index”) return of 2.11% but consistent with the Lipper S&P 500 Objective Funds Index return of 1.93%.

Comparison of Change in Value

of a $10,000 Investment

For the Period from 12/31/01 through 12/31/11

	Annualized Total Returns Periods Ended 12/31/11			Value of $10,000 12/31/01- 12/31/11
	1 Year	5 Years	10 Years
Institutional Class (1,4).	1.92%	-0.31%	2.79%	$13,172
Investor Class (1,2,4)	1.44%	-0.75%	2.33%	$12,592
Lipper S&P 500 Objective Funds Index (3)	1.93%	-0.45%	2.68%	$13,028
S&P 500 Index (3)	2.11%	-0.25%	2.92%	$13,332

1.	Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	A portion of the fees charged to the Investor Class of the Fund was waived through 2002. Performance prior to waiving fees was lower than the actual returns shown for periods prior to 2002.
3.	The Lipper S&P 500 Objective Funds Index tracks the results of the 30 largest mutual funds in the Lipper S&P 500 Objective Funds category. Lipper is an independent mutual fund research and ranking service. The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the U.S. One cannot invest directly in an index.
4.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Institutional and Investor Class shares were 0.13% and 0.60%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Performance Summary provided by SSgA Funds Management, Inc.

Apart from mild choppiness in January for smaller stocks, U.S. equities worked their way steadily higher in the first seven weeks of 2011, emboldened by solid profit reports and ongoing liquidity from the Federal Reserve. Only when Libyan violence erupted in late February, spurring a leap in oil and gasoline prices, did U.S. averages stumble in a meaningful way. Amid fresh concerns over the resilience of consumer spending, share prices slumped into early March, and when the broader scope of the devastation and nuclear aftermath from events in Japan became evident, the Index briefly slipped into the red on a year-to-date basis. On Sunday March 20, communications powerhouse AT&T announced it had struck a deal to acquire T-Mobile from Deutsche Telekom. While the $39 billion price tag seemed more than generous, investors quickly focused on the enhanced pricing power that might accrue to the merged entity and its fewer remaining competitors. Furthermore, the ready arrangement of financing for such a huge outlay served notice to investors that the market climate remained favorable for buying, and the Index resumed the docile upward trading pattern that had prevailed through much of December and January. Although the Index did not surpass its highs of mid-February, it did provide a nominal gain for March, finishing the opening quarter of 2011 with a solid 5.9% return.

Although U.S. equities hesitated in early April amid a dip in the Institute for Supply Management’s services index and a slump in small business confidence, a steady diet of healthy first-quarter earnings reports easily got share prices back on track. There were signs of malaise beneath the surface, however, as defensive sectors were starting to perform better and smaller stocks did not recover their swagger as readily as they had during the March volatility that was linked to Japan. The new vulnerabilities came home to roost

American Beacon S&P 500 Index Fund†

Performance Overview

December 31, 2011 (Unaudited)

during May, when weekly jobless claims surged and housing data deteriorated afresh. Share prices continued to slide through most of June, as the unemployment rate rebounded to 9.1%, its highest level of 2011, and consumer price inflation reached 3.6%, its highest point since October 2008. Core inflation also continued its steady climb, damping investor hopes that the Federal Reserve might soon introduce a new round of asset purchases after the expiration of QE2 at the end of June. The only relief for equity holders came late in the month with the announcement that crude oil in storage would be allocated to the marketplace. Developments in Europe provided an additional boost to sentiment, as competing interests seemed to come together on a financing plan for Greece that would buy the country at least a few months of time to shore up its budget.

The market declines continued in the third quarter as weak payroll data, increasing political gridlock, and a downgrade of the United States’ credit rating all helped drive the Index down during the quarter. Increasing concerns over debt issues in Europe also weighed on investor sentiment. The Federal Reserve attempted to boost morale by announcing interest rates would remain near zero well into 2013, but the impact was muted. The third quarter ended with the largest drop in the Index since the fourth quarter of 2008, arguably the height of the financial crisis.

The final quarter of the year brought relief for weary investors, as the Index rose 11.82%. Sentiment was aided by hopes for progress in Europe, a quieting of the rancorous debates in Washington, solid corporate earnings and signs of improvement in U.S. housing and employment data.

The volatile times of 2011 ended with the Index rising 2.11% for the year. While investor concerns were high through much of the year, the return was quite respectable. In comparison, U.S. markets were much stronger than the international markets. The Index beat the MSCI EAFE benchmark (developed international markets) by 14.00%, and beat the MSCI Emerging Index by more than 20.00%.

Seven of the ten S&P sectors posted gains and defensive sectors were in favor during the year. The Utilities (+19.93%), Consumer Staples (+13.89%) and Health Care (+12.72%) sectors all rose significantly. These sectors are normally expected to do well when the economy slows, and investor fears were heightened this year. At the other end of the spectrum, the Financials (-16.74%) sector was the worst performing sector. The sovereign debt issues in Europe and the United States combined with fears of a slowing global economy to weigh heavily on the Financials sector’s share prices.

Some notable contributors to return in 2011 were Apple (+25.56%), Philip Morris (+39.75%) and Pfizer (+28.77%). Apple continues to produce strong earnings and revenues as demand for their products continues to be very strong. Pfizer and Philip Morris appeared to benefit from the anti-cyclical nature of their businesses.

Many of the biggest drags on return came from financial firms. Citibank (-44.33%), Goldman Sachs (-45.60%) and Bank of America (-58.13%) all weighed heavily on the Fund and Index. The concerns in global equity and debt markets weighed heavily on these financial giants.

Portfolio Strategy

The investment manager continues to utilize a replication strategy, owning all 500 names in the S&P 500 Index in approximately the same weightings as the Index. Therefore, the Fund is expected to continue to meet its objective of closely tracking, before expenses, the return of its benchmark, the S&P 500 Index.

Top Ten Holdings

% of Net Assets*
Exxon Mobil Corp.	3.6%
Apple, Inc.	3.3%
Chevron Corp.	1.9%
International Business Machine Corp.	1.9%
General Electric Co.	1.7%
Microsoft Corp.	1.7%
AT&T, Inc.	1.6%
Johnson & Johnson	1.6%
Procter & Gamble Co.	1.6%
Pfizer, Inc.	1.5%

*	Percent of net assets of State Street Equity 500 Index Portfolio

American Beacon S&P 500 Index Fund†

Performance Overview

December 31, 2011 (Unaudited)

Sector Allocation

% of Equities*
Information Technology	19.0%
Financials	13.6%
Energy	12.3%
Health Care	11.9%
Consumer Staples	11.6%
Consumer Discretionary	10.7%
Industrials	10.7%
Utilities	3.8%
Materials	3.5%
Telecommunication Services	2.9%

*	Percent of the equities of State Street Equity 500 Index Portfolio

†

S&P is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use. “Standard and Poor’s®”, “S&P”, “Standard & Poor’s 500”, “S&P 500” are all trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by State Street Bank and Trust Company.

American Beacon Small Cap Index FundSM

Performance Overview

December 31, 2011 (unaudited)

For the twelve months ended December 31, 2011, the total return of the Institutional Class of the American Beacon Small Cap Index Fund was -4.54%. The Fund’s performance was below the Russell 2000 Index (the “Index”) return of -4.18% and also below the Lipper Small-Cap Core Funds Index return of -3.81% which consists primarily of actively managed funds.

Comparison of Change in Value

of a $10,000 Investment

For the Period from 12/31/01 through 12/31/11

	Annualized Total Returns Periods Ended 12/31/11			Value of $10,000 12/31/01-
	1 Year	5 Years	10 Years	12/31/11
Institutional Class(1,3)	-4.54%	0.16%	5.53%	$17,128
Lipper Small-Cap Core Funds Index(2)	-3.81%	1.32%	5.81%	$17,584
Russell 2000 Index(2)	-4.18%	0.15%	5.62%	$17,274

1.	Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service. The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors. One cannot invest directly in an index.
3.	The total annual Fund operating expense ratio set forth in the most recent prospectus for the Fund was 0.18%. The expense ratio above may vary from the expense ratio presented in other sections of this report that is based on expenses incurred during the period covered by this report.

Performance Summary provided by Blackrock Investment Management, LLC

U.S. equities delivered paltry rewards for the extreme volatility investors endured in 2011. Political turmoil, natural disasters, and above all, global debt problems drove a “risk on - risk off” tug-of-war that characterized the year’s market activity.

Early in the year, stocks moved unevenly higher despite political upheaval spreading across the Middle East/North Africa region and a sharp rise in oil and other commodity prices. March brought devastating natural disasters in Japan, resulting in global supply chain disruptions. But equity markets were remarkably resilient as the global economic recovery appeared to be on track and investors were gradually increasing their appetite for risk. After peaking in late April, equities were met with a sharp reversal when the heightened possibility of Greece defaulting on its debt rekindled fears about the potential impact of the sovereign debt crisis spreading in Europe. In the United States, a prolonged debt ceiling debate revealed the ineffectiveness of the nation’s policymakers and ultimately led to Standard & Poor’s decision to downgrade the U.S. government’s credit rating in early August. This announcement spurred one of the most volatile periods in trading history. Stock markets across the world whipsawed on hopes and fears driven by news flow. Equities swooned as debt problems in Europe spread to Italy and Spain, and global economic indicators grew increasingly bleak.

U.S. stocks staged a strong rebound in October as the domestic labor market improved and corporate profits continued to beat analyst expectations. Encouraging news from Europe also contributed to the rally. After months of deliberation, European leaders agreed upon a new plan to reduce Greece’s debt burden, recapitalize the region’s banks and increase the size of the euro-zone bailout fund. However, a lack of definitive details about the rescue plan soon raised

American Beacon Small Cap Index FundSM

Performance Overview

December 31, 2011 (unaudited)

doubts among investors and thwarted the rally at the end of October. In November, political instability in Greece and Italy fueled uncertainty as to whether Europe’s leaders would be able to contain the crisis. In the United States, bickering lawmakers failed to reach an agreement on reducing the U.S. budget deficit, further undermining investors’ confidence in policymakers on both sides of the Atlantic. Market volatility softened in December with the support of global central bank actions and continued improvement in economic data.

For the year, U.S. stocks outperformed most international markets given their relative safety during a time of heightened uncertainty overseas. Dividend-paying stocks performed particularly well as investors sought yield in a low interest rate environment. Relative to the Russell 2000 Index from a sector perspective, the Utilities sector (+16.64%) led the index for 2011. The defensive Consumer Staples sector (+7.81%) performed well amid high volatility, as did the Health Care sector (+1.87%), which benefited from increased merger and acquisition activity during the year. Battered by the world’s debt problems, the Financials sector (-4.25%) saw the largest losses. The more cyclical Materials (-12.31%) and Industrials (-5.41%) sectors also declined amid heightened uncertainty about the global economy.

Portfolio Strategy

The Fund will continue to strive to meet its objective of closely replicating, before expenses, the return of its benchmark, the Russell 2000 Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.

Top Ten Holdings

% of Net Assets*
HealthSpring, Inc.	0.3%
NetLogic Microsystems Inc.	0.3%
SuccessFactors, Inc.	0.3%
Clean Harbors, Inc.	0.3%
World Fuel Services Corp.	0.3%
Jack Henry & Associates Inc .	0.3%
American Campus Communities Inc.	0.3%
Salix Pharmaceuticals Ltd.	0.3%
Biomed Realty Trust Inc.	0.3%
Onyx Pharmaceuticals Inc.	0.3%

*	Percent of net assets of Master Small Cap Index Series

Sector Allocation

% of Equities*
Financials	22.2%
Information Technology	17.1%
Industrials	15.7%
Consumer Discretionary	13.0%
Health Care	12.6%
Energy	6.7%
Materials	4.5%
Utilities	3.7%
Consumer Staples	3.7%
Telecommunications	0.8%

*	Percent of equity portion of Master Small Cap Index Series

American Beacon International Equity Index FundSM

Performance Overview

December 31, 2011 (Unaudited)

For the twelve months ended December 31, 2011, the Institutional Class of the American Beacon International Equity Index Fund posted a total return of -12.50%, underperforming the MSCI EAFE Index (the “Index”) return of -12.14% but outperforming the Lipper International Large-Cap Core Funds Index return of -13.56% which consists primarily of actively managed funds. The investment manager’s application of its fair valuation policy during the period was a significant driver of the Fund’s underperformance.

Comparison of Change in Value

of a $10,000 Investment

For the Period from 12/31/01 through 12/31/11

	Annualized Total Returns Periods Ended 12/31/11			Value of $10,000 12/31/01-
	1 Year	5 Years	10 Years	12/31/11
Institutional Class(1,3)	-12.50%	-4.86%	4.66%	$15,765
Lipper International Large-Cap Core Funds Index(2)	-13.56%	-4.96%	2.43%	$12,712
MSCI EAFE Index(2)	-12.14%	-4.72%	4.67%	$15,838

1.	Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	The Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Large-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service. The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. Performance is that of the MSCI Provisional EAFE Index from 12/31/01 through 5/31/02, and the MSCI EAFE Index thereafter. One cannot invest directly in an index.
3.	The total annual Fund operating expense ratio in the most recent prospectus for the Fund was 0.21%. The expense ratio above may vary from the expense ratio presented in other sections of this report that is based on expenses incurred during the period covered by this report.

Performance Summary provided by Blackrock Investment Management, LLC

International equities lost the “risk on - risk off” trading tug- of-war that characterized 2011. Political turmoil, natural disasters, and above all, global debt problems, consumed investors’ attention and drove broad market swings. As the year progressed, news flow grew increasingly influential over investors’ trading activity, to the point where company fundamentals became virtually meaningless. The MSCI EAFE Index lost 12.14% (in US dollar terms) for the year amid a whirlwind of unprecedented global events.

Early in the year, stocks moved unevenly higher despite political upheaval spreading across the Middle East/North Africa region and a sharp rise in oil and other commodity prices. March brought devastating natural disasters that left Japan with massive infrastructure damage, resulting in global supply chain disruptions. All the while, inflationary pressures persisted in developing countries. Nevertheless, the global economy continued to expand, although at a slower pace. Solid corporate profits, improving labor market conditions and reasonably upbeat leading indicators pushed most of the world’s equity markets forward.

After reaching their peak at the end of April, equities were met with a sharp reversal when the heightened possibility of Greece defaulting on its debt rekindled fears about the potential impact of the sovereign debt crisis spreading in Europe. Concurrently, it became evident that the pace of economic growth had slowed in the United States and other developed nations. In the United States, a prolonged debt ceiling debate revealed the ineffectiveness of the nation’s policymakers and ultimately led to Standard & Poor’s decision to downgrade the U.S. government’s credit rating in early August. This announcement was the catalyst that spurred one of the most volatile periods in equity trading history. Stock markets across the world swooned as debt problems in Europe spread to Italy and Spain, and global economic indicators grew increasingly bleak.

American Beacon International Equity Index FundSM

Performance Overview

December 31, 2011 (Unaudited)

Equities rebounded in October as stronger economic data from the United States helped to calm fears of a global double-dip recession and European leaders demonstrated greater unity in their quest to stem the debt crisis. After months of deliberation, at last finance ministers agreed upon a new plan to reduce Greece’s debt burden, recapitalize the region’s banks and increase the size of the euro-zone bailout fund. However, a lack of definitive details about the rescue plan raised doubts among investors and thwarted the rally at the end of October. International equities generally declined through the final two months of the year as political instability in Greece and Italy fueled uncertainty as to whether Europe’s leaders would be able to contain the crisis. Market volatility softened in December with the support of global central bank actions and improving economic data.

Of the 22 developed countries in the MSCI EAFE Index, only Ireland (+14.30%) and New Zealand (+6.35%) posted gains for the year (in USD). While equity markets sold off broadly across Europe, countries participating in the euro currency union saw particularly painful losses. Greece (-60.56%) finished well below all other countries in the index. Asian stocks were dragged down by the world’s debt problems and a weak outlook for consumer demand from Europe and the United States. Japan (-14.19%) also suffered the effects of its appreciating yen on its export-driven economy.

From a sector perspective, the Health Care sector (+6.32%) was the top performer in 2011. The defensive Consumer Staples sector (+4.63%) also outperformed amid highly volatile conditions. However, heightened uncertainty did not bode well for the more cyclical Materials (-22.50%) and Financials (-21.24%) sectors which were battered by the world’s debt problems.

Portfolio Strategy

The Fund continues to pursue its objective of closely replicating, before expenses, the return of its benchmark, the MSCI EAFE Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.

Sector Allocation

% of Equities*
Financials	19.9%
Industrials	14.4%
Health Care	12.3%
Consumer Discretionary	10.7%
Energy	10.0%
Materials	9.6%
Consumer Staples	7.7%
Telecommunication Services	6.8%
Information Technology	6.3%
Utilities	2.3%

*	Percent of equity portion of Master International Index Series

Country Allocation

% of Equities*
United Kingdom	23.3%
Japan	21.6%
France	8.9%
Australia	8.6%
Switzerland	8.6%
Germany	7.8%
Spain	3.3%
Sweden	3.1%
Hong Kong	2.8%
Netherlands	2.7%
Italy	2.3%
Singapore	1.6%
Denmark	1.1%
Belgium	1.0%
Norway	0.9%
Finland	0.8%
Israel	0.7%
Ireland	0.3%
Austria	0.2%
Portugal.	0.2%
New Zealand	0.1%
Greece	0.1%

*	Percent of equity portion of Master International Index Series

American Beacon International Equity Index FundSM

Performance Overview

December 31, 2011 (Unaudited)

Top Ten Holdings

% of Net Assets*
Nestle S.A.	1.9%
Vodafone Group plc	1.4%
HSBC Holding plc	1.4%
BP plc	1.4%
Novartis AG	1.4%
Royal Dutch Shell plc (Class A)	1.4%
Roche Holding AG	1.2%
GlaxoSmithKline plc	1.2%
BHP Billiton Ltd.	1.2%
Total S.A.	1.1%

*	Percent of net assets of Master International Index Series

American Beacon Funds

Fund Expenses

December 31, 2011 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses

The following table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid During Period” row to estimate the expenses you paid on your account during this period. Shareholders that invest in a Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Actual

Institutional Class	S&P 500 Index	Small Cap Index	International Equity Index	Investor Class	S&P 500 Index
Beginning Account Value 7/1/11	$1,000.00	$1,000.00	$1,000.00	Beginning Account Value 7/1/11	$1,000.00
Ending Account Value 12/31/11	$962.39	$901.16	$830.39	Ending Account Value 12/31/11	$960.56
Expenses Paid During Period* 7/1/11 - 12/31/11	$0.69	$1.53	$1.25	Expenses Paid During Period* 7/1/11 - 12/31/11	$3.06
Annualized Expense Ratio	0.14%	0.32%	0.27%	Annualized Expense Ratio	0.62%

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders that invest in a Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Expenses Paid During Period” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

Hypothetical

Institutional Class	S&P 500 Index	Small Cap Index	International Equity Index	Investor Class	S&P 500 Index
Beginning Account Value 7/1/11	$1,000.00	$1,000.00	$1,000.00	Beginning Account Value 7/1/11	$1,000.00
Ending Account Value 12/31/11	$1,024.50	$1,023.59	$1,023.84	Ending Account Value 12/31/11	$1,022.08
Expenses Paid During Period* 7/1/11 - 12/31/11	$0.71	$1.63	$0.38	Expenses Paid During Period* 7/1/11 - 12/31/11	$3.16
Annualized Expense Ratio	0.14%	0.32%	0.27%	Annualized Expense Ratio	0.62%

*	Expenses are equal to each Fund’s annualized expense ratio for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

American Beacon Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon International Equity Index Fund, American Beacon S&P 500 Index Fund, and American Beacon Small Cap Index Fund:

We have audited the accompanying statements of assets and liabilities of the American Beacon International Equity Index Fund, the American Beacon S&P 500 Index Fund, and the American Beacon Small Cap Index Fund (three of the funds constituting the American Beacon Funds) (collectively, the “Funds”) as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and the Master International Index Series, the State Street Equity 500 Index Portfolio, and the Master Small Cap Index Series, respectively. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon International Equity Index Fund, the American Beacon S&P 500 Index Fund, and the American Beacon Small Cap Index Fund at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

February 28, 2012

American Beacon Funds

Statements of Assets and Liabilities

December 31, 2011 (in thousands, except share and per share amounts)

	S&P 500 Index Fund	Small Cap Index Fund	International Equity Index Fund
Assets:
Investment in Portfolio, at fair value	$438,357	$43,198	$320,498
Receivable for fund shares sold	217	9	1,279
Prepaid expenses	10	5	23

Total assets	438,584	43,212	321,800

Liabilities:
Payable for fund shares redeemed	50	29	151
Administrative service and service fees payable (Note 2)	25	2	13
Printing fees payable	—	4	—
Professional fees payable	13	15	11
Sub-administration fees payable	—	4	26
Transfer agent fees payable	3	—	3
Trustee fees payable	1	—	3
Other liabilities	1	1	1

Total liabilities	93	55	208

Net Assets	$438,491	$43,157	$321,592

Analysis of Net Assets:
Paid-in-capital	427,031	62,711	422,381
Undistributed net investment income (distribution in excess)	151	(3)	11
Accumulated net realized gain (loss)	(67,004)	(14,970)	(47,912)
Unrealized net appreciation or (depreciation) of investments, futures contracts, and foreign currency translations	78,313	(4,581)	(52,888)

Net assets	$438,491	$43,157	$321,592

Shares outstanding (no par value):
Institutional Class	24,772,683	3,638,048	38,466,946

Investor Class	960,665	—	—

Net asset value, offering and redemption price per share:
Institutional Class	$17.05	$11.86	$8.36

Investor Class	$16.82	$—	$—

See accompanying notes

See accompanying Financial Statements of the respective Master Portfolios attached

American Beacon Funds

Statements of Operations

For the Year ended December 31, 2011 (in thousands)

	S&P 500 Index Fund	Small Cap Index Fund	International Equity Index Fund
Investment Income (expense) Allocated From Portfolio:
Dividend income (net of foreign taxes)A	$8,598	$826	$11,628
Interest income	5	2	1
Securities lending income	—	77	—
Portfolio expenses (net of fees waived)B	(183)	(51)	(401)
Other income	—	—	5

Net investment income allocated from Portfolio	8,420	854	11,233

Fund Expenses:
Administrative service fees (Note 2):
Institutional Class	202	35	170
Investor Class	42	—	—
Sub-administrative service fees:
Institutional Class	—	3	55
Transfer agent fees:
Institutional Class	12	4	13
Investor Class	5	—	—
Custody and accounting fees	14	12	12
Professional fees	34	23	31
Registration fees	46	4	21
Service fees - Investor Class (Note 2)	42	—	—
Printing	90	36	60
Trustee fees	31	7	27
Insurance	9	2	7
Other expenses	28	2	9

Total fund expenses	555	128	405

Net investment income	7,865	726	10,828

Realized and Unrealized Gain (Loss) Allocated From Master Portfolio
Net realized gain (loss) from:
Investments	15,068	2,964	(9,316)
Foreign currency transactions	—	—	60
Futures contracts	661	(114)	(202)
Change in net unrealized appreciation or (depreciation) of:
Investments	(14,747)	(4,319)	(44,079)
Futures contracts	(131)	2	162

Net gain (loss) on investments	851	(1,467)	(53,375)

Net increase (decrease) in net assets resulting from operations	$8,716	$(741)	$(42,547)

A Foreign taxes	$7	$—	$1,171

B Fees waived by Master Portfolio	—	15	1

See accompanying notes

See accompanying Financial Statements of the respective Master Portfolios attached

American Beacon Funds

Statements of Changes in Net Assets (in thousands)

	S&P 500 Index		Small Cap Index		International Equity Index
	Fund		Fund		Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$7,865	$6,563	$726	$882	$10,828	$7,231
Net realized gain (loss) on investments, foreign currency, and futures contracts	15,729	4,901	2,850	(2,864)	(9,458)	(7,559)
Change in net unrealized appreciation or depreciation of investments and futures contracts	(14,878)	39,239	(4,317)	3,744	(43,917)	23,115

Net increase (decrease) in net assets resulting from operations	8,716	50,703	(741)	1,762	(42,547)	22,787

Distributions to Shareholders:
Net investment income:
Institutional Class	(7,679)	(6,796)	(729)	(894)	(10,886)	(7,040)
Investor Class	(289)	(318)	—	—	—	—
Tax return of capital:
Institutional Class	(54)	—	(15)	(104)	—	—
Investor Class	(2)	—	—	—	—	—

Total distributions to shareholders	(8,024)	(7,114)	(744)	(998)	(10,886)	(7,040)

Capital Share Transactions:
Proceeds from sales of shares	214,771	63,163	16,709	132,393	111,683	83,813
Reinvestment of dividends and distributions	8,012	7,107	744	998	10,886	7,040
Cost of shares redeemed	(184,283)	(53,796)	(65,949)	(80,975)	(73,599)	(60,655)

Net increase (decrease) in net assets from capital share transactions	38,500	16,474	(48,496)	52,416	48,970	30,198

Net increase (decrease) in net assets	39,192	60,063	(49,981)	53,180	(4,463)	45,945

Net Assets:
Beginning of period	399,299	339,236	93,138	39,958	326,055	280,110

End of Period *	$438,491	$399,299	$43,157	$93,138	$321,592	$326,055

* Includes undistributed net investment income (distribution in excess) of	$151	$325	$(3)	$(3)	$11	$(82)

See accompanying notes

See accompanying Financial Statements of the respective Master Portfolios attached

American Beacon Funds

Notes to Financial Statements

December 31, 2011

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) which is comprised of 20 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, (the “Act”) as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon S&P 500 Index Fund, the American Beacon Small Cap Index Fund (closed to new investors), and the American Beacon International Equity Index Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Each Fund invests all of its investable assets in a corresponding portfolio. The State Street Equity 500 Index Portfolio, Master Small Cap Index Series and the Master International Index Series (each a “Portfolio” and collectively the “Portfolios”) are open-ended management investment companies registered under the Act. The value of such investment reflects each Fund’s proportionate interest in the net assets of the corresponding Portfolio.

American Beacon:	Portfolios:	% of Portfolio Held by Fund at December 31, 2011
S&P 500 Index Fund	State Street Equity 500 Index Portfolio	24.01%
Small Cap Index Fund	Master Small Cap Index Series	8.19%
International Equity Index Fund	Master International Index Series	37.45%

The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

The following is a summary of the significant accounting policies followed by the Funds.

Class Disclosure

The S&P 500 Index Fund has two classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Investor Class	General public and investors investing through an intermediary

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, and service fees, and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncements

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. generally accepted accounting principles, (“U.S. GAAP”) and International Financial Reporting Standards (IFRSs). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRSs. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011.

American Beacon Funds

Notes to Financial Statements

December 31, 2011

Management has evaluated the implications of these changes and determined that the impact will only affect the disclosure requirements related to the financial statements.

2. Transactions with Affiliates

Administrative Services Agreement

The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.05% of the average daily net assets of the Institutional Class of the S&P 500 Index Fund, International Equity Index Fund and the Small Cap Index Fund and 0.25% of the average daily net assets of the Investor Class of the S&P 500 Index Fund.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor Class of S&P 500 Index Fund. As compensation for performing the duties required under the Service Plan, the Manager receives up to 0.375% of the average daily net assets of the Investor Class of the S&P 500 Index Fund.

Sub-administration Agreement

The Trust, the Manager and BlackRock Advisors, LLC (“BlackRock”) entered into a Sub-administration Agreement that obligates BlackRock to provide certain other administrative services to the Small Cap Index Fund and the International Equity Index Fund. As compensation for performing these services, BlackRock receives an annualized fee of 0.08% of the average daily net assets of the Small Cap Index Fund and 0.12% of the average daily net assets of the International Equity Index Fund; however, the fee of each is reduced by the total expense ratio of its corresponding Portfolio, net of any fee waivers.

3. Security Valuation and Fair Value Measurements

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds’ policy is to fair value its financial instruments in the Portfolios at fair value based on the Fund’s apportionate interest in the net assets of the Portfolios. Valuation of securities held by the Portfolios is discussed in the accompanying Notes to the Financial Statements of the respective Portfolios attached.

Investment Income

Each Fund records its share of net investment income and realized and unrealized gains and losses from the security transactions of its corresponding Portfolio each day. All net investment income and realized and unrealized gains (losses) of each Portfolio are allocated pro rata among the investors in that Portfolio at the time of such determination.

Dividends to Shareholders

Dividends from net investment income of the Small Cap Index and International Equity Index Funds normally will be declared and paid annually. The S&P 500 Index Fund normally will declare and pay dividends quarterly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

American Beacon Funds

Notes to Financial Statements

December 31, 2011

Allocation of Income, Expenses, Gains and Losses

Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Valuation of Shares

The price per share is calculated on each day on which shares are offered for sale. NAV per share is computed by dividing the value of each Fund’s total assets (which includes the value of the Fund’s investments in its Portfolio) less liabilities, by the number of Fund shares outstanding.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The International Equity Index Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

American Beacon Funds

Notes to Financial Statements

December 31, 2011

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows (in thousands):

	S&P 500 Index Fund		Small Cap Index Fund		International Equity Index Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
Distributions paid from:
Ordinary income:
Institutional Class	$7,679	$6,796	$729	$894	$10,886	$7,040
Investor Class	289	318	—	—	—	—
Return of Capital:
Institutional Class	54	—	15	104	—	—
Investor Class	2	—	—	—	—	—

Total paid distributions	$8,024	$7,114	$744	$998	$10,886	$7,040

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows (in thousands):

	S&P 500 Index Fund	Small Cap Index Fund	Int’l Equity Index Fund
Cost basis of investments for federal income tax purposes	$381,441	$48,902	$386,223
Unrealized appreciation	87,193	7,270	82,659
Unrealized depreciation	(30,277)	(12,974)	(148,384)

Net unrealized depreciation	56,916	(5,704)	(65,725)
Undistributed ordinary income	—	—	65
Capital and other accumulated losses	(45,394)	(13,850)	(35,129)
Other temporary differences	(62)	—	—

Distributable earnings	$11,460	$(19,554)	$(100,789)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable primarily to the tax deferral of wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, reclassifications of income from real estate investment securities, and the realization for tax purposes on unrealized gains (losses) on investments in passive foreign investment companies.

Due to the inherent differences in the recognition of income, expenses and realized gains (losses) under the U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, foreign currency, sales of investments in passive foreign investment companies, and partnership transactions that have been reclassified as of December 31, 2011 (in thousands):

	S&P 500 Index Fund	Small Cap Index Fund	Int’l Equity Index Fund
Paid-in-capital	$6,728	$(1,569)	$355
Undistributed net investment income	(71)	3	151
Accumulated net realized gain/(loss)	(6,657)	1,566	(521)
Unrealized appreciation or (depreciation) of investments, futures contracts, and foreign currency	—	—	15

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be

American Beacon Funds

Notes to Financial Statements

December 31, 2011

permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year registered investment company (“RIC”) during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Losses incurred that will be carried forward under the provisions of the Act are as follows:

Loss Carryforward Character
Fund	Short term	Long term	Total
S&P 500 Index Fund	$—	$—	$—
Small Cap Index Fund	—	—	—
International Equity Index Fund	888	5,346	6,234

Capital losses prior to the provisions of the Act which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates, which ever occurs first (in thousands) are as follows:

Fund	2013	2014	2015	2016	2017	2018	Total
S&P 500 Index Fund	$918	$286	$—	$11,180	$28,055	$4,955	$45,394
Small Cap Index Fund	—	—	—	—	4,998	8,852	13,850
International Equity Index Fund	—	—	—	9,746	13,890	5,259	28,895

The S&P 500 Index and Small Cap Index Funds utilized (in thousands) $3,087 and $4,385, respectively, of net capital loss carryforwards for the year ended December 31, 2011.

Net capital and foreign currency losses incurred after October 31, 2011 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period ended December 31, 2011 (in thousands), the S&P 500 Index Fund deferred $61 of capital loss and the International Equity Index Fund deferred $216 of foreign currency losses to January 1, 2012.

5. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

Year ended December 31, 2011

	Institutional Class		Investor Class
S&P 500 Index Fund	Shares	Amount	Shares	Amount
Shares sold	12,416	$209,438	313	$5,333
Reinvestment of dividends	456	7,732	17	280
Shares redeemed	(10,452)	(177,155)	(418)	(7,128)

Net increase (decrease) in shares outstanding	2,420	$40,015	(88)	$(1,515)

American Beacon Funds

Notes to Financial Statements

December 31, 2011

	Institutional Class
Small Cap Index Fund	Shares	Amount
Shares sold	1,307	$16,709
Reinvestment of dividends	62	744
Shares redeemed	(5,101)	(65,949)

Net (decrease) in shares outstanding	(3,732)	$(48,496)

	Institutional Class
International Equity Index Fund	Shares	Amount
Shares sold	11,684	$111,683
Reinvestment of dividends	1,312	10,886
Shares redeemed	(7,570)	(73,599)

Net increase in shares outstanding	5,426	$48,970

Year ended December 31, 2010

	Institutional Class		Investor Class
S&P 500 Index Fund	Shares	Amount	Shares	Amount
Shares sold	3,124	$48,883	950	$14,280
Reinvestment of dividends	431	6,796	20	311
Shares redeemed	(2,126)	(32,615)	(1,405)	(21,181)

Net increase (decrease) in shares outstanding	1,429	$23,064	(435)	$(6,590)

	Institutional Class
Small Cap Index Fund	Shares	Amount
Shares sold	11,348	$132,393
Reinvestment of dividends	78	998
Shares redeemed	(8,030)	(80,975)

Net increase in shares outstanding	3,396	$52,416

	Institutional Class
International Equity Index Fund	Shares	Amount
Shares sold	8,974	$83,813
Reinvestment of dividends	718	7,040
Shares redeemed	(6,519)	(60,655)

Net increase in shares outstanding	3,173	$30,198

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American Beacon S&P 500 Index Fund

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,
	2011		2010	2009	2008	2007
Net asset value, beginning of period	$17.07		$15.15	$12.21	$19.85	$19.19

Income from investment operations:
Net investment income:A	0.34		0.29	0.30	0.35	0.39
Net gain (loss) on investments, foreign currency and futures transactions (both realized and unrealized)	(0.02)		1.95	2.91	(7.64)	0.65

Total income (loss) from investment operations	0.32		2.24	3.21	(7.29)	1.04

Less distributions:
Dividends from net investment income	(0.34)		(0.32)	(0.27)	(0.35)	(0.38)
Tax return of capital	(0.00	)CD	—	—	—	—

Total distributions	(0.34)		(0.32)	(0.27)	(0.35)	(0.38)

Net asset value, end of period	$17.05		$17.07	$15.15	$12.21	$19.85

Total returnB	1.92%		14.96%	26.70%	(37.08)%	5.39%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$422,337		$381,592	$316,975	$224,583	$271,746
Ratios to average net assets (annualized):A
Net investment income	1.95%		1.90%	2.39%	2.23%	1.89%
Expenses, including expenses allocated from the master portfolio	0.16%		0.13%	0.15%	0.13%	0.13%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.
B

May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon the net asset value may differ from the net asset value and returns for shareholder transactions.

C	Amount represents less than $0.01 per share.
D	The tax return of capital is calculated based upon outstanding shares at the time of distribution.

American Beacon S&P 500 Index Fund

Financial Highlights

(For a share outstanding throughout the period)

Investor Class
Year Ended December 31,
2011		2010	2009	2008	2007
$16.88		$15.00	$12.06	$19.60	$18.97

0.22		0.15	0.33	0.33	0.31
0.02		1.99	2.80	(7.60)	0.62

0.24		2.14	3.13	(7.27)	0.93

(0.30)		(0.26)	(0.19)	(0.27)	(0.30)
(0.00	)CD	—	—	—	—

(0.30)		(0.26)	(0.19)	(0.27)	(0.30)

$16.82		$16.88	$15.00	$12.06	$19.60

1.44%		14.43%	26.26%	(37.35)%	4.88%

$16,154		$17,707	$22,261	$12,915	$18,430

1.44%		1.42%	2.01%	1.73%	1.38%
0.64%		0.60%	0.60%	0.62%	0.63%

American Beacon Small Cap Index FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,
	2011		2010		2009		2008		2007
Net asset value, beginning of period	$12.64		$10.06		$8.00		$13.51		$14.89

Income from investment operations:
Net investment incomeA	0.19		0.13		0.10		0.18		0.32
Net gain (loss) on investments and futures transactions (both realized and unrealized)	(0.76)		2.59		2.08		(4.78)		(0.53)

Total income (loss) from investment operations	(0.57)		2.72		2.18		(4.60)		(0.21)

Less distributions:
Dividends from net investment income	(0.21)		(0.13)		(0.11)		(0.17)		(0.31)
Distributions from net realized gains on investments	—		—		—		(0.61)		(0.80)
Tax return of capital	(0.00	)BD	(0.01	)B	(0.01	)B	(0.13	)B	(0.06	)B

Total distributions	(0.21)		(0.14)		(0.12)		(0.91)		(1.17)

Net asset value, end of period	$11.86		$12.64		$10.06		$8.00		$13.51

Total returnC	(4.54)%		27.05%		27.21%		(33.58)%		(1.63)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$43,157		$93,138		$39,958		$31,552		$52,325
Ratios to average net assets (annualized):A
Net investment income	1.04%		1.21%		1.18%		1.54%		1.49%
Expenses, including expenses allocated from the master portfolio	0.26%		0.18%		0.23%		0.20%		0.20%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master Small Cap Index Series.
B	The tax return of capital is calculated based upon outstanding shares at the time of distribution.
C

May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon the net asset value may differ from the net asset value and returns for shareholder transactions.

D	Amount represents less than $0.01 per share.

American Beacon International Equity Index FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.87	$9.38	$7.46	$13.37	$12.76
Income from investment operations:
Net investment incomeA	0.29	0.22	0.21	0.39	0.51
Net gain (loss) on investments, foreign currency and futures transactions (both realized and unrealized)	(1.51)	0.49	1.93	(6.00)	0.86

Total income (loss) from investment operations	(1.22)	0.71	2.14	(5.61)	1.37

Less distributions:
Dividends from net investment income	(0.29)	(0.22)	(0.22)	(0.30)	(0.53)
Distributions from net realized gains on investments	—	—	—	—	(0.22)
Tax return of capital	—	—	—	—	(0.01	)B

Total distributions	(0.29)	(0.22)	(0.22)	(0.30)	(0.76)

Net asset value, end of period	$8.36	$9.87	$9.38	$7.46	$13.37

Total returnC	(12.29)%	7.57%	28.72%	(41.85)%	10.68%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$321,592	$326,055	$280,110	$185,860	$267,293
Ratios to average net assets (annualized):A
Net investment income	3.26%	2.66%	2.66%	3.58%	2.96%
Expenses, including expenses allocated from the master portfolio	0.24%	0.21%	0.23%	0.19%	0.19%

A	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the Master International Index Series.
B	The tax return of capital is calculated based upon outstanding shares at the time of distribution.
C

May include adjustments with accounting principles generally accepted in the United States of America and as such, the net assets for financial reporting purposes and the returns based upon the net asset value may differ from the net asset value and returns for shareholder transactions.

American Beacon Funds

Privacy Policy and Federal Tax Information

December 31, 2011 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those in other areas of this report because of differences between tax and financial reporting requirements.

For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended December 31, 2011, which is designated as qualifying for the dividends-received deduction, is as follows:

S&P 500 Index Fund	98.04%
Small Cap Index Fund	60.52%
International Equity Index Fund	0.00%

For shareholders in the Funds, the percentage of dividend income distributed for the year ended December 31, 2011, which designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is as follows:

S&P 500 Index Fund	100.00%
Small Cap Index Fund	75.58%
International Equity Index Fund	100.00%

Trustees and Officers of the American Beacon Funds

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-two funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES
Term Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (75)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, American Beacon Mileage Funds (1996-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-Present).

NON-INTERESTED TRUSTEES	Term Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (67)	Trustee since 2004	Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004- Present); Trustee, American Beacon Master Trust (2004-Present).

Brenda A. Cline (51)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998- Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Director, Christian Church Foundation (1999-2007); Trustee, Trinity Valley School (2003-2004); Member; Trinity Valley School Endowment Committee (2004-Present); Trustee, American Beacon Mileage Funds (2004-present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-Present).

Eugene J. Duffy (57)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994- Present); Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions Fund Board of Trustees, National Association for the Advancement of Colored People (2007-Present); Trustee, National Association for the Advancement of Colored People (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee, Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr. Institute on Politics and Public Service (2001- Present); Chair, National Association of Securities Professionals (2000-2002); Deputy Chief Administrative Officer, City of Atlanta (1985-1990); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-Present).

Trustees and Officers of the American Beacon Funds

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Thomas M. Dunning (69)	Trustee since 2008	Non-Executive Chairman (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007- Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008- Present); Trustee, American Beacon Master Trust (2008-Present).

Richard A. Massman (68)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004- Present); Trustee, American Beacon Master Trust (2004-Present).

R. Gerald Turner (66)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Trustee, American Beacon Mileage Funds (2001-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-Present).

Paul J. Zucconi, CPA (71)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-Present); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-Present).
OFFICERS
Term
One Year

Gene L. Needles, Jr. (57)	President since 2009 Executive Vice President 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009- Present), American Beacon Mileage Funds; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

William F. Quinn (63)	Executive Vice President from 2007 to 2008 and 2009 to Present President from 1987 to 2007 and 2008 to 2009 Trustee from 1987 to 2008	Executive Chairman (2009-Present), Chairman (2006-2009), CEO (2006-2007), and Director (2003-Present), American Beacon Advisors, Inc.; Chairman and Director (2008-Present), Lighthouse Holdings, Inc.; Chairman and Director (2008-Present), Lighthouse Holdings Parent, Inc.; Director (2003-Present), American Airlines Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007-2009); Director, Hicks Acquisition II, Inc. (2010-Present) (special purpose acquisition company); Director, Crescent Real Estate Equities, Inc. (1994-2007); Trustee (1995-2008) and President (1995-2007, 2008-2009), American Beacon Mileage Funds; Trustee (1999-2008) and President (1999-2007, 2008-2009), American Beacon Select Funds; Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds, plc (2007-2009).

Rosemary K. Behan (52)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006- Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Attorney, U.S. Securities and Exchange Commission (1995-2004).

Brian E. Brett (51)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Trustees and Officers of the American Beacon Funds

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
Wyatt L. Crumpler (45)	VP since 2007	Vice President, Asset Management (2009-Present) and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (41)	VP Since 2011	Vice President, Marketing & Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (57)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (50)	Treasurer since 2010	Vice President, Finance & Accounting (2010-Present); Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer (2010- Present), Lighthouse Holdings, Inc.; Treasurer (2010-Present), Lighthouse Holdings Parent, Inc.

Terri L. McKinney (48)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003- 2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (36)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Samuel J. Silver (48)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (40)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present), American Beacon Advisors, Inc.

John J. Okray (37)	Asst. Secretary since 2010	Assistant General Counsel, American Beacon Advisors, Inc. (2010-Present); Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Asst. Secretary (2010- Present), Lighthouse Holdings Parent, Inc.; Vice President, OppenheimerFunds, Inc. (2004-2010).

Sonia L. Bates (55)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011 - Present) and Manager, Tax and Financial Reporting (2005 - 2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011- Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s and Master Trust’s sub-advisors.

State Street Equity 500 Index Portfolio

Portfolio of Investments

December 31, 2011

	Shares	Market Value (000)
COMMON STOCKS – 97.3%
Consumer Discretionary – 10.9%
Abercrombie & Fitch Co. Class A	13,046	$637
Amazon.com, Inc.(a)	56,492	9,779
Apollo Group, Inc. Class A(a)	18,029	971
AutoNation, Inc.(a)	6,363	235
AutoZone, Inc.(a)	4,464	1,451
Bed Bath & Beyond, Inc.(a)	38,345	2,223
Best Buy Co., Inc.	47,119	1,101
Big Lots, Inc.(a)	9,227	348
BorgWarner, Inc.(a)	17,100	1,090
Cablevision Systems Corp.	35,600	506
CarMax, Inc.(a)	34,000	1,036
Carnival Corp.	70,650	2,306
CBS Corp. Class B	105,103	2,853
Chipotle Mexican Grill, Inc.(a)	5,000	1,689
Coach, Inc.	44,228	2,700
Comcast Corp. Class A	427,348	10,132
D.R. Horton, Inc.	40,376	509
Darden Restaurants, Inc.	20,488	934
DeVry, Inc.	10,400	400
Direct TV. Class A(a)	110,077	4,707
Discovery Communications, Inc. Class A(a)	43,000	1,762
Dollar Tree, Inc.(a)	18,600	1,546
eBay, Inc.(a)	178,903	5,426
Expedia, Inc.	14,357	417
Family Dollar Stores, Inc.	18,858	1,087
Ford Motor Co.(a)	593,498	6,386
GameStop Corp. Class A(a)	19,500	471
Gannett Co., Inc.	33,574	449
Gap, Inc.	53,498	992
Genuine Parts Co.	23,809	1,457
Goodyear Tire & Rubber Co.(a)	34,957	495
H&R Block, Inc.	47,115	769
Harley-Davidson, Inc.	35,801	1,392
Harman International Industries, Inc.	9,721	370
Hasbro, Inc.	17,825	568
Home Depot, Inc.	243,112	10,220
Host Hotels & Resorts, Inc.	110,521	1,632
International Game Technology	47,919	824
Interpublic Group of Cos., Inc.	71,894	700
JC Penney Co., Inc.	21,810	767
Johnson Controls, Inc.	105,986	3,313
Kohl’s Corp.	39,533	1,951
Lennar Corp. Class A	25,931	510
Limited Brands, Inc.	38,767	1,564
Lowe’s Cos., Inc.	195,762	4,968
Macy’s, Inc.	67,423	2,170
Marriott International, Inc. Class A	40,450	1,180
Mattel, Inc.	54,676	1,518
McDonald’s Corp.	159,725	16,025
McGraw-Hill Cos., Inc.	46,966	2,112
NetFlix, Inc.(a)	8,000	554
Newell Rubbermaid, Inc.	42,693	689
News Corp. Class A	342,209	6,105
NIKE, Inc. Class B	57,852	5,575
Nordstrom, Inc.	26,233	1,304
O’Reilly Automotive, Inc.(a)	19,400	1,551

	Shares	Market Value (000)
Omnicom Group, Inc.	43,941	$1,959
Orchard Supply Hardware Stores Corp. Class A(a)(b)	242	2
Priceline.com, Inc.(a)	7,690	3,597
PulteGroup, Inc.(a)	54,705	345
Ralph Lauren Corp.	9,815	1,355
Ross Stores, Inc.	36,800	1,749
Scripps Networks Interactive, Inc. Class A	16,235	689
Sears Holdings Corp.(a)	5,374	171
Snap-on, Inc.	9,212	466
Stanley Black & Decker, Inc.	26,207	1,772
Staples, Inc.	111,233	1,545
Starbucks Corp.	115,961	5,335
Starwood Hotels & Resorts Worldwide, Inc.	30,047	1,441
Target Corp.	105,316	5,394
Tiffany & Co.	19,880	1,317
Time Warner Cable, Inc.	51,171	3,253
Time Warner, Inc.	156,191	5,645
TJX Cos., Inc.	58,506	3,777
TripAdvisor, Inc.(a)	14,357	362
Urban Outfitters, Inc.(a)	18,300	504
V.F. Corp.	13,693	1,739
Viacom, Inc. Class B	88,322	4,011
Walt Disney Co.	280,345	10,513
Washington Post Co. Class B	660	249
Whirlpool Corp.	11,361	539
Wyndham Worldwide Corp.	22,699	859
Wynn Resorts, Ltd.	12,700	1,403
Yum! Brands, Inc.	71,592	4,225

		198,642

Consumer Staples – 11.1%
Altria Group, Inc.	321,799	9,541
Archer-Daniels-Midland Co.	103,624	2,964
Avon Products, Inc.	68,660	1,199
Beam, Inc.	23,345	1,196
Brown-Forman Corp. Class B	15,655	1,260
Campbell Soup Co.	26,665	886
Clorox Co.	20,543	1,367
Coca-Cola Co.	355,711	24,889
Coca-Cola Enterprises, Inc.	51,001	1,315
Colgate-Palmolive Co.	76,001	7,022
ConAgra Foods, Inc.	64,975	1,715
Constellation Brands, Inc. Class A(a)	29,326	606
Costco Wholesale Corp.	68,389	5,698
CVS Caremark Corp.	203,132	8,284
Dean Foods Co.(a)	23,558	264
Dr Pepper Snapple Group, Inc.	34,700	1,370
Estee Lauder Cos., Inc. Class A	17,852	2,005
General Mills, Inc.	99,464	4,019
H.J. Heinz Co.	50,369	2,722
Hormel Foods Corp.	21,200	621
Kellogg Co.	39,335	1,989
Kimberly-Clark Corp.	60,800	4,472
Kraft Foods, Inc. Class A	274,509	10,256
Kroger Co.	95,576	2,315
Lorillard, Inc.	21,661	2,469
McCormick & Co., Inc.	20,753	1,046

See Notes to Financial Statements.

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

December 31, 2011

	Shares	Market Value (000)
COMMON STOCKS – (continued)
Consumer Staples – (continued)
Molson Coors Brewing Co. Class B	25,162	$1,096
PepsiCo, Inc.	244,954	16,253
Philip Morris International, Inc.	271,999	21,346
Procter & Gamble Co.	429,319	28,640
Reynolds American, Inc.	53,374	2,211
Safeway, Inc.	54,164	1,140
Sara Lee Corp.	92,534	1,751
SuperValu, Inc.	34,848	283
Sysco Corp.	93,009	2,728
The Hershey Co.	24,182	1,494
The J.M. Smucker Co.	18,160	1,420
Tyson Foods, Inc. Class A	44,235	913
Wal-Mart Stores, Inc.	272,102	16,261
Walgreen Co.	140,618	4,649
Whole Foods Market, Inc.	25,033	1,742

		203,417

Energy – 11.9%
Alpha Natural Resources, Inc.(a)	35,600	727
Anadarko Petroleum Corp.	77,726	5,933
Apache Corp.	59,925	5,428
Baker Hughes, Inc.	67,173	3,267
Cabot Oil & Gas Corp.	16,300	1,237
Cameron International Corp.(a)	38,600	1,899
Chesapeake Energy Corp.	102,582	2,287
Chevron Corp.(c)	310,446	33,031
ConocoPhillips	207,130	15,094
Consol Energy, Inc.	34,973	1,283
Denbury Resources, Inc.(a)	61,500	929
Devon Energy Corp.	64,651	4,008
Diamond Offshore Drilling, Inc.	10,200	564
El Paso Corp.	121,192	3,220
EOG Resources, Inc.	41,417	4,080
EQT Corp.	23,300	1,277
ExxonMobil Corp.(c)	747,847	63,387
FMC Technologies, Inc.(a)	36,600	1,912
Halliburton Co.	142,934	4,933
Helmerich & Payne, Inc.	16,300	951
Hess Corp.	47,501	2,698
Marathon Oil Corp.	112,277	3,286
Marathon Petroleum Corp.	55,588	1,850
Murphy Oil Corp.	29,741	1,658
Nabors Industries, Ltd.(a)	42,504	737
National Oilwell Varco, Inc.	65,757	4,471
Newfield Exploration Co.(a)	20,600	777
Noble Corp.(a)	39,400	1,191
Noble Energy, Inc.	27,710	2,616
Occidental Petroleum Corp.	125,744	11,782
Peabody Energy Corp.	43,024	1,424
Pioneer Natural Resources Co.	18,100	1,620
QEP Resources, Inc.	27,068	793
Range Resources Corp.	25,300	1,567
Rowan Cos., Inc.(a)	19,620	595
Schlumberger, Ltd.	208,858	14,267
Southwestern Energy Co.(a)	54,900	1,753
Spectra Energy Corp.	99,698	3,066
Sunoco, Inc.	17,184	705
Tesoro Corp.(a)	20,765	485

	Shares	Market Value (000)
Valero Energy Corp.	90,109	$1,897
Williams Cos., Inc.	92,568	3,057

		217,742

Financials – 13.9%
ACE Ltd.	52,800	3,702
AFLAC, Inc.	73,490	3,179
Allstate Corp.	81,506	2,234
American Express Co.	157,664	7,437
American International Group, Inc.(a)	69,433	1,611
Ameriprise Financial, Inc.	36,607	1,817
AON Corp.	51,147	2,394
Apartment Investment & Management Co. Class A	17,052	391
Assurant, Inc.	14,131	580
AvalonBay Communities, Inc.	14,798	1,933
Bank of America Corp.	1,574,471	8,754
Bank of New York Mellon Corp.	189,885	3,781
BB&T Corp.	109,170	2,748
Berkshire Hathaway, Inc. Class B(a)	272,403	20,784
BlackRock, Inc.	15,700	2,798
Boston Properties, Inc.	22,967	2,288
Capital One Financial Corp.	72,263	3,056
CBRE Group, Inc.(a)	49,575	755
Charles Schwab Corp.	169,893	1,913
Chubb Corp.	43,875	3,037
Cincinnati Financial Corp.	25,114	765
Citigroup, Inc.	451,520	11,880
CME Group, Inc.	10,491	2,556
Comerica, Inc.	32,744	845
DDR Corp. REIT	1,532	19
Discover Financial Services	86,105	2,067
E*Trade Financial Corp.(a)	35,531	283
Equity Residential	46,457	2,649
Federated Investors, Inc. Class B	14,870	225
Fifth Third Bancorp	142,916	1,818
First Horizon National Corp.	46,055	368
Franklin Resources, Inc.	22,580	2,169
Genworth Financial, Inc. Class A(a)	72,151	473
Goldman Sachs Group, Inc.	78,134	7,066
Hartford Financial Services Group, Inc.	69,797	1,134
HCP, Inc.	63,800	2,643
Health Care REIT, Inc.	28,500	1,554
Hudson City Bancorp, Inc.	76,692	479
Huntington Bancshares, Inc.	127,456	700
IntercontinentalExchange, Inc.(a)	11,180	1,348
Invesco, Ltd.	68,200	1,370
J.P. Morgan Chase & Co.	592,915	19,714
KeyCorp	150,475	1,157
Kimco Realty Corp.	62,669	1,018
Legg Mason, Inc.	18,042	434
Leucadia National Corp.	29,736	676
Lincoln National Corp.	48,192	936
Loews Corp.	48,931	1,842
M & T Bank Corp.	19,637	1,499
Marsh & McLennan Cos., Inc.	84,953	2,686
Mastercard, Inc. Class A	16,500	6,152
MetLife, Inc.	164,396	5,126
Moody’s Corp.	30,266	1,019
Morgan Stanley	228,130	3,452

See Notes to Financial Statements.

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

December 31, 2011

	Shares	Market Value (000)
COMMON STOCKS – (continued)
Financials – (continued)
NASDAQ OMX Group, Inc.(a)	18,400	$451
Northern Trust Corp.	38,506	1,527
NYSE Euronext	40,200	1,049
Paychex, Inc.	50,338	1,516
People’s United Financial, Inc.	57,000	733
PNC Financial Services Group, Inc.	81,717	4,713
Principal Financial Group, Inc.	50,291	1,237
Progressive Corp.	99,501	1,941
ProLogis, Inc.	72,299	2,067
Prudential Financial, Inc.	74,939	3,756
Public Storage, Inc.	22,287	2,997
Regions Financial Corp.	191,689	824
Simon Property Group, Inc.	45,815	5,907
SLM Corp.	79,354	1,063
State Street Corp.(d)	79,225	3,194
SunTrust Banks, Inc.	83,918	1,485
T. Rowe Price Group, Inc.	40,075	2,282
Torchmark Corp.	17,131	743
Total System Services, Inc.	27,675	541
Travelers Cos., Inc.	64,304	3,805
U.S. Bancorp	296,652	8,024
Unum Group	47,529	1,001
Ventas, Inc.	45,100	2,486
Visa, Inc. Class A	79,000	8,021
Vornado Realty Trust	29,114	2,238
Wells Fargo & Co.	817,749	22,537
Western Union Co.	98,585	1,800
XL Group PLC	50,668	1,002
Zions Bancorp.	30,453	496

		252,750

Health Care – 11.3%
Abbott Laboratories	240,806	13,541
Aetna, Inc.	58,950	2,487
Allergan, Inc.	47,392	4,158
AmerisourceBergen Corp.	41,786	1,554
Amgen, Inc.	123,745	7,946
Baxter International, Inc.	88,261	4,367
Becton Dickinson and Co.	34,097	2,548
Biogen Idec, Inc.(a)	37,631	4,141
Boston Scientific Corp.(a)	238,634	1,274
Bristol-Myers Squibb Co.	263,516	9,286
C.R. Bard, Inc.	13,497	1,154
Cardinal Health, Inc.	53,957	2,191
CareFusion Corp.(a)	33,878	861
Celgene Corp.(a)	69,218	4,679
Cerner Corp.(a)	23,100	1,415
CIGNA Corp.	43,496	1,827
Coventry Health Care, Inc.(a)	21,903	665
Covidien PLC	75,800	3,412
DaVita, Inc.(a)	14,600	1,107
Dentsply International, Inc.	20,800	728
Edwards Lifesciences Corp.(a)	17,800	1,258
Eli Lilly & Co.	159,075	6,611
Express Scripts, Inc.(a)	74,998	3,352
Forest Laboratories, Inc.(a)	43,802	1,325
Gilead Sciences, Inc.(a)	119,799	4,903
Hospira, Inc.(a)	25,303	768

	Shares	Market Value (000)
Humana, Inc.	26,407	$2,314
Intuitive Surgical, Inc.(a)	6,100	2,824
Johnson & Johnson	424,549	27,842
Laboratory Corp. of America Holdings(a)	15,822	1,360
Life Technologies Corp.(a)	27,887	1,085
McKesson Corp.	37,755	2,942
Mead Johnson Nutrition Co.	31,118	2,139
Medco Health Solutions, Inc.(a)	59,168	3,308
Medtronic, Inc.	164,878	6,307
Merck & Co., Inc.	476,970	17,982
Mylan, Inc.(a)	68,209	1,464
Patterson Cos., Inc.	12,894	381
Perrigo Co.	14,500	1,411
Pfizer, Inc.	1,199,411	25,955
Quest Diagnostics, Inc.	24,000	1,393
St. Jude Medical, Inc.	51,926	1,781
Stryker Corp.	51,689	2,570
Tenet Healthcare Corp.(a)	73,370	376
UnitedHealth Group, Inc.	166,196	8,423
Varian Medical Systems, Inc.(a)	18,160	1,219
Watson Pharmaceuticals, Inc.(a)	19,646	1,185
WellPoint, Inc.	55,438	3,673
Zimmer Holdings, Inc.(a)	28,552	1,525

		207,017

Industrials – 10.6%
3M Co.	110,172	9,004
Amphenol Corp. Class A	27,300	1,239
Avery Dennison Corp.	15,388	441
Boeing Co.	114,488	8,398
Caterpillar, Inc.	100,379	9,094
CH Robinson Worldwide, Inc.	25,961	1,812
Cintas Corp.	17,588	612
Cooper Industries PLC	25,100	1,359
CSX Corp.	168,314	3,545
Cummins, Inc.	30,258	2,663
Danaher Corp.	88,272	4,152
Deere & Co.	64,337	4,977
Dover Corp.	28,195	1,637
Eaton Corp.	52,190	2,272
Emerson Electric Co.	116,248	5,416
Equifax, Inc.	17,983	697
Expeditors International Washington, Inc.	33,820	1,385
Fastenal Co.	46,500	2,028
FedEx Corp.	48,900	4,084
First Solar, Inc.(a)	8,070	272
Flir Systems, Inc.	23,500	589
Flowserve Corp.	8,400	834
Fluor Corp.	27,160	1,365
Fortune Brands Home & Security, Inc.(a)	1,145	20
General Dynamics Corp.	55,561	3,690
General Electric Co.(c)	1,642,433	29,416
Goodrich Corp.	19,745	2,442
Honeywell International, Inc.	120,781	6,564
Illinois Tool Works, Inc.	76,671	3,581
Ingersoll-Rand PLC	47,400	1,444
Iron Mountain, Inc.	28,100	866

See Notes to Financial Statements.

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

December 31, 2011

	Shares	Market Value (000)
COMMON STOCKS – (continued)
Industrials – (continued)
Jacobs Engineering Group, Inc.(a)	20,400	$828
Joy Global, Inc.	16,600	1,245
L-3 Communications Holdings, Inc.	15,703	1,047
Leggett & Platt, Inc.	20,398	470
Lockheed Martin Corp.	42,252	3,418
Masco Corp.	57,123	599
Norfolk Southern Corp.	53,455	3,895
Northrop Grumman Corp.	40,211	2,352
PACCAR, Inc.	57,774	2,165
Pall Corp.	17,409	995
Parker-Hannifin Corp.	24,203	1,846
Pitney Bowes, Inc.	29,727	551
Precision Castparts Corp.	22,107	3,643
Quanta Services, Inc.(a)	31,200	672
R.R. Donnelley & Sons Co.	29,609	427
Raytheon Co.	54,082	2,617
Republic Services, Inc.	49,903	1,375
Robert Half International, Inc.	23,440	667
Rockwell Automation, Inc.	22,205	1,629
Rockwell Collins, Inc.	24,531	1,358
Roper Industries, Inc.	15,000	1,303
Ryder System, Inc.	7,921	421
Southwest Airlines Co.	126,986	1,087
Stericycle, Inc.(a)	12,900	1,005
Textron, Inc.	40,939	757
Thermo Fisher Scientific, Inc.(a)	60,024	2,699
Tyco International, Ltd.	71,300	3,330
Union Pacific Corp.	75,368	7,985
United Parcel Service, Inc. Class B	150,546	11,018
United Technologies Corp.	141,278	10,326
W.W. Grainger, Inc.	9,669	1,810
Waste Management, Inc.	73,839	2,415
Xylem, Inc.	28,692	737

		192,590

Information Technology – 17.3%
Accenture PLC Class A	100,600	5,355
Adobe Systems, Inc.(a)	77,957	2,204
Advanced Micro Devices, Inc.(a)	84,086	454
Agilent Technologies, Inc.(a)	54,768	1,913
Akamai Technologies, Inc.(a)	27,324	882
Altera Corp.	50,454	1,872
Analog Devices, Inc.	47,569	1,702
AOL, Inc.(a)(c)	1	–
Apple, Inc.(a)	144,984	58,719
Applied Materials, Inc.	203,807	2,183
Autodesk, Inc.(a)	36,276	1,100
Automatic Data Processing, Inc.	75,517	4,079
BMC Software, Inc.(a)	26,221	860
Broadcom Corp. Class A(a)	75,359	2,213
CA, Inc.	58,299	1,178
Cisco Systems, Inc.	838,819	15,166
Citrix Systems, Inc.(a)	29,667	1,801
Cognizant Technology Solutions Corp. Class A(a)	47,784	3,073
Computer Sciences Corp.	23,144	548
Corning, Inc.	241,176	3,130
Dell, Inc.(a)	238,350	3,487
Dun & Bradstreet Corp.	7,100	531
Electronic Arts, Inc.(a)	50,400	1,038

	Shares	Market Value (000)
EMC Corp.(a)	318,884	$6,869
F5 Networks, Inc.(a)	12,200	1,295
Fidelity National Information Services, Inc.	38,077	1,012
Fiserv, Inc.(a)	22,752	1,336
Google, Inc. Class A(a)	39,390	25,442
Harris Corp.	19,000	685
Hewlett-Packard Co.	310,016	7,986
Intel Corp.	794,456	19,266
International Business Machines Corp.	183,942	33,823
Intuit, Inc.	46,463	2,443
Jabil Circuit, Inc.	27,551	542
Juniper Networks, Inc.(a)	83,793	1,710
KLA-Tencor Corp.	25,205	1,216
Lexmark International, Inc. Class A	10,042	332
Linear Technology Corp.	35,263	1,059
LSI Corp.(a)	89,162	530
Microchip Technology, Inc.	29,389	1,077
Micron Technology, Inc.(a)	161,462	1,016
Microsoft Corp.(c)	1,168,135	30,325
Molex, Inc.	19,805	473
Motorola Mobility Holdings, Inc.(a)	40,983	1,590
Motorola Solutions, Inc.	43,652	2,021
NetApp, Inc.(a)	58,157	2,109
Novellus Systems, Inc.(a)	9,830	406
NVIDIA Corp.(a)	93,456	1,295
Oracle Corp.	611,862	15,694
PerkinElmer, Inc.	15,618	312
QUALCOMM, Inc.	259,911	14,217
Red Hat, Inc.(a)	29,900	1,235
SAIC, Inc.(a)	42,900	527
Salesforce.com, Inc.(a)	21,200	2,151
SanDisk Corp.(a)	37,667	1,854
Symantec Corp.(a)	118,163	1,849
TE Connectivity, Ltd.	68,400	2,107
Teradata Corp.(a)	26,220	1,272
Teradyne, Inc.(a)	28,149	384
Texas Instruments, Inc.	180,199	5,246
VeriSign, Inc.	25,721	919
Waters Corp.(a)	13,765	1,019
Western Digital Corp.(a)	35,600	1,102
Xerox Corp.	223,001	1,775
Xilinx, Inc.	42,402	1,359
Yahoo!, Inc.(a)	193,619	3,123

		315,491

Materials – 3.5%
Air Products & Chemicals, Inc.	33,409	2,846
Airgas, Inc.	10,400	812
Alcoa, Inc.	168,749	1,460
Allegheny Technologies, Inc.	17,228	824
Ball Corp.	25,124	897
Bemis Co., Inc.	14,462	435
CF Industries Holdings, Inc.	10,450	1,515
Cliffs Natural Resources, Inc.	22,200	1,384
Dow Chemical Co.	183,628	5,281
E.I. Du Pont de Nemours & Co.	143,912	6,588
Eastman Chemical Co.	20,708	809
Ecolab, Inc.	45,866	2,652
FMC Corp.	10,700	921
Freeport-McMoRan Copper & Gold, Inc. Class B	147,904	5,441

See Notes to Financial Statements.

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

December 31, 2011

	Shares	Market Value (000)
COMMON STOCKS – (continued)
Materials – (continued)
International Flavors & Fragrances, Inc.	13,031	$683
International Paper Co.	68,811	2,037
MeadWestvaco Corp.	26,720	800
Monsanto Co.	83,455	5,848
Mosaic Co.	43,800	2,209
Newmont Mining Corp.	77,106	4,627
Nucor Corp.	49,854	1,973
Owens-Illinois, Inc.(a)	24,000	465
Plum Creek Timber Co., Inc.	25,311	925
PPG Industries, Inc.	24,871	2,076
Praxair, Inc.	46,911	5,015
Sealed Air Corp.	22,792	392
Sherwin-Williams Co.	13,996	1,249
Sigma-Aldrich Corp.	18,934	1,183
Titanium Metals Corp.	10,800	162
United States Steel Corp.	21,478	568
Vulcan Materials Co.	18,961	746
Weyerhaeuser Co.	84,074	1,570

		64,393

Telecommunication Services – 3.1%
American Tower Corp. Class A	60,800	3,649
AT&T, Inc.	918,150	27,765
CenturyLink, Inc.	94,665	3,522
Frontier Communications Corp.	147,244	758
JDS Uniphase Corp.(a)	32,523	340
MetroPCS Communications, Inc.(a)	41,500	360
Sprint Nextel Corp.(a)	476,265	1,114
Verizon Communications, Inc.	438,166	17,579
Windstream Corp.	78,313	919

		56,006

Utilities – 3.7%
AES Corp.(a)	102,795	1,217
AGL Resources, Inc.	18,100	765
Ameren Corp.	37,560	1,244
American Electric Power Co., Inc.	73,952	3,055
CenterPoint Energy, Inc.	66,311	1,332
CMS Energy Corp.	37,956	838
Consolidated Edison, Inc.	45,952	2,850
Constellation Energy Group, Inc.	31,314	1,242
Dominion Resources, Inc.	88,362	4,690
DTE Energy Co.	26,384	1,437
Duke Energy Corp.	206,620	4,546
Edison International	51,319	2,125
Entergy Corp.	27,798	2,031
Exelon Corp.	102,821	4,459
FirstEnergy Corp.	65,722	2,911
Integrys Energy Group, Inc.	11,616	629
NextEra Energy, Inc.	64,921	3,952
NiSource, Inc.	41,982	1,000
Northeast Utilities	26,400	952
NRG Energy, Inc.(a)	36,700	665
Oneok, Inc.	16,100	1,396
Pepco Holdings, Inc.	34,700	704
PG&E Corp.	63,026	2,598
Pinnacle West Capital Corp.	16,160	779
PPL Corp.	88,475	2,603
Progress Energy, Inc.	46,181	2,587

	Shares	Market Value (000)
Public Service Enterprise Group, Inc.	79,324	$2,619
SCANA Corp.	17,700	798
Sempra Energy	37,386	2,056
Southern Co.	133,843	6,196
TECO Energy, Inc.	34,951	669
Wisconsin Energy Corp.	35,200	1,231
Xcel Energy, Inc.	76,351	2,110

		68,286

TOTAL COMMON STOCKS (Cost $1,113,788)		1,776,334

PREFERRED STOCK – 0.0%
Consumer Discretionary – 0.0%
Orchard Supply Hardware Stores Corp. Series A(a)(b)(e)	242	–

TOTAL PREFERRED STOCK (Cost $1)		–

	Par Amount
U.S. GOVERNMENT SECURITIES – 0.1%
U.S. Treasury Bill(c)(f) 0.01% due 02/23/2012	$350,000	350
U.S. Treasury Bill(c)(f) 0.01% due 05/17/2012	110,000	110
U.S. Treasury Bill(c)(f) 0.00% due 01/12/2012	2,265,000	2,265
U.S. Treasury Bill(c)(f) 0.00% due 04/12/2012	400,000	400

TOTAL U.S. GOVERNMENT SECURITIES (Cost $3,125)		3,125

See Notes to Financial Statements.

State Street Equity 500 Index Portfolio

Portfolio of Investments — (continued)

December 31, 2011

	Shares	Market Value (000)
MONEY MARKET FUNDS – 2.4%
AIM Short Term Investment Prime Portfolio	42,650,897	42,651
Federated Money Market Obligations Trust	577,343	577

TOTAL MONEY MARKET FUNDS (Cost $43,228)		43,228

TOTAL INVESTMENTS† – 99.8% (Cost $1,160,142)		1,822,687
Other Assets in Excess of Liabilities – 0.2%		2,841

NET ASSETS – 100.0%		$1,825,528

(a)	Non-income producing security.

(b)

Securities are valued at fair value as determined in good faith by the Trust’s Pricing and Investment Committee in accordance with procedures approved by the Board of Trustees. Securities’ values are determined based on Level 2 inputs. (Note 2)

(c)	All or part of this security has been designated as collateral for futures contracts.

(d)	Affiliated issuer. See table that follows for more information.

(e)	Amount is less than $1,000.

(f)	Rate represents annualized yield at date of purchase.
†	See Note 2 of the Notes to Financial Statements.

PLC	= Public Limited Company
REIT	= Real Estate Investment Trust

	Number of Contracts	Notional Value (000)	Unrealized Appreciation (000)
Schedule of Futures S&P 500 Financial Futures Contracts (long) Expiration Date 3/2012	786	$49,088	$139

Total unrealized appreciation on open futures contracts purchased			$139

Affiliate Table

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The market value of this investment at December 31, 2011 is listed in the Portfolio of Investments.

Security Description	Number of shares held at 12/31/2010	Shares purchased for the twelve months ended 12/31/2011	Shares sold for the twelve months ended 12/31/2011	Number of shares held at 12/31/2011	Value at 12/31/2011 (000)	Income earned for the twelve months ended 12/31/2011 (000)	Realized loss on shares sold (000)
State Street Corp.	85,825	6,100	12,700	79,225	$3,194	$57	$(20)

See Notes to Financial Statements.

State Street Equity 500 Index Portfolio

Statement of Assets and Liabilities

December 31, 2011

(Amounts in thousands)

Assets
Investments in unaffiliated issuers at market value (identified cost $1,157,478)	$1,819,493
Investments in non-controlled affiliates at market value (identified cost $2,664) (Note 4)	3,194

Total investments at market value (identified cost $1,160,142)	1,822,687
Cash	4
Receivable for investment securities sold	312
Dividends and interest receivable	2,766

Total assets	1,825,769
Liabilities
Daily variation margin on futures contracts	180
Management fees (Note 4)	61

Total liabilities	241

Net Assets	$1,825,528

See Notes to Financial Statements.

State Street Equity 500 Index Portfolio

Statement of Operations

Year Ended December 31, 2011

(Amounts in thousands)

Investment Income
Interest	$25
Dividend income – unaffiliated issuers (net of foreign taxes withheld of $33)	38,773
Dividend income – non-controlled affiliated issuer	57

Total investment income	38,855

Expenses
Management fees (Note 4)	840

Total expenses	840

Net Investment Income	$38,015

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments – unaffiliated issuers	$65,528
Investments – non-controlled affiliated issuer	(20)
Futures contracts	2,728

68,236

Net change in net unrealized appreciation (depreciation) on:
Investments	(60,247)
Futures contracts	(403)

(60,650)

Net realized and unrealized gain	7,586

Net Increase in Net Assets Resulting from Operations	$45,601

See Notes to Financial Statements.

State Street Equity 500 Index Portfolio

Statements of Changes in Net Assets

(Amounts in thousands)

	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010
Increase (Decrease) in Net Assets From Operations:
Net investment income	$38,015	$37,668
Net realized gain on investments and futures contracts	68,236	26,111
Net change in net unrealized appreciation (depreciation) on investments and futures contracts	(60,650)	214,085

Net increase in net assets from operations	45,601	277,864

Capital Transactions
Contributions	279,791	241,838
Withdrawals	(598,001)	(314,951)

Net decrease in net assets from capital transactions	(318,210)	(73,113)

Net Increase (Decrease) in Net Assets	(272,609)	204,751
Net Assets
Beginning of year	2,098,137	1,893,386

End of year	$1,825,528	$2,098,137

See Notes to Financial Statements.

State Street Equity 500 Index Portfolio

Financial Highlights

The following table includes selected supplemental data and ratios to average net assets:

	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Supplemental Data and Ratios:
Net assets, end of period (in thousands)	1,825,528	2,098,137	1,893,386	1,522,208	2,422,377
Ratios to average net assets:
Operating expenses	0.045%	0.045%	0.045%	0.045%	0.045%
Net investment income	2.04%	1.99%	2.28%	2.30%	1.96%
Portfolio turnover rate(a)	15%	12%	19%	14%	12%
Total return(b)	2.03%	15.08%	26.50%	(37.02)%	5.49%

(a)	The portfolio turnover rate excludes in-kind security transactions.

(b)	Results represent past performance and are not indicative of future results.

See Notes to Financial Statements.

State Street Equity 500 Index Portfolio

Notes to Financial Statements

December 31, 2011

1. Organization

State Street Master Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises eleven investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Short-Term Tax Exempt Bond Portfolio, the State Street Limited Duration Bond Portfolio, the State Street Treasury Money Market Portfolio, the State Street Treasury Plus Money Market Portfolio and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the “Portfolio”).

At December 31, 2011, the following Portfolios were in operation: the Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Short-Term Tax Free Bond Portfolio, the State Street U.S. Government Money Market Portfolio, the State Street Treasury Money Market Portfolio and the State Street Treasury Plus Money Market Portfolio. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests.

The Portfolio’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Index (the “S&P 500® Index”). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500® Index. The S&P 500® Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. There is no assurance that the Portfolio will achieve its objective.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation – The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees.

The Portfolio adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in generally accepted accounting principles and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2011

those measurements and applies broadly to securities and other types of assets and liabilities. In accordance with these provisions, fair value is defined as the price that the portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Various inputs are used in determining the value of the Portfolio’s investments.

The three tier hierarchy of inputs is summarized below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Portfolio’s assets carried at fair value (amounts in thousands):

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments:
Common Stocks	$1,776,332	$2		$–	$1,776,334
Preferred Stock	–	–	*	–	–	*
U.S. Government Securities	–	3,125		–	3,125
Money Market Funds	43,228	–		–	43,228

Total Investments	1,819,560	3,127		–	1,822,687
Other Assets:
Futures contracts	139	–		–	139

Total Assets	$1,819,699	$3,127		$–	$1,822,826

*	Fund held Level 2 securities that were valued at $0 at December 31, 2011.

The type of inputs used to value each security under the provisions surrounding fair value measurements and disclosures is identified in the Portfolio of Investments, which also includes a breakdown of the Portfolio’s investments by category.

As of the year ended December 31, 2011, there were no transfers between levels.

Securities transactions, investment income and expenses – Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments and foreign currency transactions on the Statement of Operations.

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2011

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner’s daily ownership percentage.

Federal income taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

The Portfolio has reviewed the tax positions for open years as of and during the year ended December 31, 2011, and determined it did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2011, tax years 2008 through 2011 remain subject to examination by the Portfolio’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

At December 31, 2011, the tax cost of investments was $1,315,634,901. The aggregate gross unrealized appreciation and gross unrealized depreciation was $579,830,424 and $72,778,052 respectively, resulting in net appreciation of $507,052,372 for all securities as computed on a federal income tax basis.

Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio, which is recorded on the Statement of Assets and Liabilities. The Portfolio recognizes a realized gain or loss when the contract is closed, which is recorded on the Statement of Operations. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

The Portfolio adopted provisions surrounding Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

To the extent permitted by the investment objective, restrictions and policies set forth in the Portfolio’s Prospectus and Statement of Additional Information, the Portfolio may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Portfolio’s use of derivatives includes futures. These instruments offer unique characteristics and risks that assist the Portfolio in meeting its investment objective. The

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2011

Portfolio typically uses derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Portfolio through the use of options and futures to earn “market-like” returns with the Portfolio’s excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Portfolio. By purchasing certain instruments, the Portfolio may more effectively achieve the desired portfolio characteristics that assist in meeting the Portfolio’s investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

The following table, grouped into appropriate risk categories, discloses the amounts related to the Portfolio’s use of derivative instruments and hedging activities at December 31, 2011:

Asset Derivatives(1) (amounts in thousands)

	Equity Contracts Risk	Total
Futures Contracts	$139	$139

(1)	Portfolio of Investments: Unrealized appreciation of futures contracts. Only unsettled receivable/payable for variation margin is reported within Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2011, were as follows:

Realized Gain (Loss)(2) (amounts in thousands)

	Equity Contracts Risk	Total
Futures Contracts	$2,728	$2,728

Change in Appreciation (Depreciation)(3) (amounts in thousands)

	Equity Contracts Risk	Total
Futures Contracts	$(403)	$(403)

(2)	Statement of Operations location: Net realized gain (loss) on: Futures contracts
(3)	Statement of Operations location: Net change in unrealized appreciation (depreciation) on: Futures contracts

The average notional value of futures contracts outstanding during the period ended December 31, 2011, was $36,089,554.

Use of estimates: The Portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require the use of management estimates. Actual results could differ from those estimates. It is reasonably possible that these differences could be material.

Subsequent Events: Management has determined that there are no subsequent events or transactions that would have materially impacted the Portfolio’s financial statements as presented.

3. Securities Transactions

For the year ended December 31, 2011, purchases and sales of investment securities, excluding short-term investments, futures contracts, and contributions in-kind and fair value of withdrawals, aggregated to $277,424,267 and $455,596,021 respectively.

State Street Equity 500 Index Portfolio

Notes to Financial Statements — (continued)

December 31, 2011

4. Related Party Fees and Transactions

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”), under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA FM’s services as investment adviser and for State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees expense), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio’s average daily net assets.

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corporation, the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The market value of this investment at December 31, 2011 is listed in the Portfolio of Investments.

5. Trustees’ Fees

The Trust paid each Trustee who is not an officer or employee of SSgA FM or State Street $2,500 for each meeting of the Board of Trustees and an additional $500 for each telephonic meeting attended. The Trust also paid each Trustee an annual retainer of $30,000. Each Trustee is reimbursed for out-of-pocket and travel expenses. Effective January 1, 2012, the Trust pays each Trustee an annual retainer of $100,000, meeting fees of $5,000 and telephonic meeting fees of $1,250.

6. Indemnifications

The Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust. Management does not expect any significant claims.

7. New Accounting Pronouncement

In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS (International Financial Reporting Standards)”. The ASU changes certain fair value measurement principles and disclosure requirements. The ASU is effective for annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU 2011-04 will have on the Funds’ financial statements and related disclosures.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of State Street Master Funds and

Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:

We have audited the accompanying statement of assets and liabilities of State Street Equity 500 Index Portfolio (the “Portfolio”) (one of the portfolios constituting State Street Master Funds), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Equity 500 Index Portfolio, of State Street Master Funds, at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2012

State Street Equity 500 Index Portfolio

General Information

December 31, 2011 (Unaudited)

Proxy Voting Policies and Procedures and Record

The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures are available (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

Advisory Agreement Renewal

The Board of Trustees of the Trust met on November 17, 2011 (the “November Meeting” or “Meeting”) to consider the renewal of the investment advisory agreement for the Portfolio (the “Advisory Agreement”). In preparation for considering renewal of the Advisory Agreement at the November Meeting, the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”) convened a special telephonic meeting on October 19, 2011 (the “Preliminary Meeting”), at which they reviewed renewal materials provided by the SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), which they had requested through independent counsel, and discussed the materials with counsel and representatives of the Adviser. In the course of the Preliminary Meeting they requested additional materials from the Adviser and State Street Bank and Trust Company (“State Street”), which were subsequently provided in advance of the November Meeting along with updates of certain of the original materials. At the November Meeting, in deciding whether to renew the Advisory Agreement, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of the Portfolio, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliates from their relationship with the Trust, (iv) the extent to which economies of scale would be realized if and as the Trust grows and whether the fee levels in the Advisory Agreement reflect these economies of scale, and (v) any additional benefits to the Adviser from its relationship with the Trust.

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior direct experience as Trustees of the Trust as well as on the materials provided in advance of the November Meeting. The Trustees reviewed the Adviser’s responsibilities under the Advisory Agreement and noted the experience and expertise that would be appropriate to expect of an adviser to the Portfolio, which is an index fund. The Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations relating to the investments of the Portfolio, and the responsibilities of the latter with respect to the Portfolio. They also considered the resources, operational structures and practices of

State Street Equity 500 Index Portfolio

General Information — (continued)

December 31, 2011 (Unaudited)

Advisory Agreement Renewal — (continued)

the Adviser in managing the Portfolio’s investments, in monitoring and securing the Portfolio’s compliance with its investment objective and investment policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. The Trustees also considered information about the Adviser’s overall investment management business, noting that the Adviser manages assets for a variety of institutional investors and that the Adviser and its affiliates had over $2.0 trillion in assets under management at September 30, 2011, including over $214.5 billion managed by the Adviser. They reviewed information regarding State Street’s business continuity and disaster recovery program. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Trustees determined that the experience, resources and strength of the Adviser in the management of a variety of index products are exceptional. As discussed more fully below, they also determined that the advisory fee paid by the Portfolio was fair and reasonable and that the Portfolio’s performance and expense ratio were acceptable. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Portfolio were appropriate and had been of good quality.

The Trustees determined, in view of the investment objective of the Portfolio and after review and discussion of the available data and of a memorandum discussing the recent performance of the Portfolio supplied by the Adviser at the Independent Trustees’ request, that the investment performance was acceptable. The Trustees noted that the performance of the Portfolio in absolute terms was not of the importance that normally attaches to that of actively-managed funds. Of more importance to the Trustees was the extent to which the Portfolio achieved its objective of replicating, before expenses, the total return of the S&P 500 Index. Drawing upon information provided at the Meeting and upon reports provided to the Trustees by the Adviser throughout the preceding year, they determined that the Portfolio had in fact tracked the index within an acceptable range of tracking error. They concluded that performance of the Portfolio was satisfactory.

The Trustees considered the profitability to the Adviser and its affiliate, State Street, of the advisory relationships with the Trust. (They noted at the outset that the issue of profitability would not arise with respect to State Street Global Markets LLC (“SSGM”), also an affiliate of the Adviser, because of the fact that SSGM receives no compensation from the feeder fund and, by implication, the Portfolio.) The Trustees had been provided with data regarding the profitability to the Adviser and State Street with respect to the Portfolio individually, and on an aggregate basis with the other feeder funds and master portfolios overseen by the Trustees (together, the “Funds and Portfolios”), for the year ended June 30, 2011, and for the four prior years. Having discussed with representatives of the Adviser the methodologies used in computing the costs that formed the bases of the profitability calculations, including information as to changes in the methodologies from prior years, they concluded that these methodologies appeared reasonable and turned to the data provided. After discussion and analysis they concluded that, to the extent that the Adviser’s and State Street’s relationships with the Trust had been profitable to either or both of those entities during the period for which information had been provided, the profitability was in no case such as to render the advisory fee excessive, especially in light of the competitive levels of the fees paid to the Adviser and State Street by the Trust. They noted that the levels of profitability had increased in recent periods as a number of the Funds and Portfolios had experienced significant growth, and they determined to reconsider the profitability of these relationships to the Adviser and State Street at next year’s renewal meeting.

State Street Equity 500 Index Portfolio

General Information — (continued)

December 31, 2011 (Unaudited)

Advisory Agreement Renewal — (continued)

In order better to evaluate the Portfolio’s advisory fee, the Trustees had requested comparative information from Lipper Inc. with respect to fees paid by, and expense ratios of, similar funds not managed by the Adviser. The Trustees found that the Portfolio’s advisory fee and total expense ratio were all lower than the average for its Lipper peer group; after discussion, they concluded that the data available provided confirmation of the reasonableness of the Adviser’s fee.

In addition, the Trustees considered other advisory fees paid to the Adviser. They noted that as a general matter fees paid to the Adviser by similar mutual funds sponsored by State Street tended to be higher than the fees paid by the Portfolio. As to fees paid by mutual funds for which the Adviser acted as sub-adviser and by institutional accounts managed by the Adviser, the Trustees noted that these tended to be lower than those paid by the Portfolio; in considering these fees, the Trustees reviewed and discussed a memorandum prepared by the Adviser discussing the differences between the services provided to the Portfolio by the Adviser and those provided to the other two types of clients. The Trustees determined that, in light of these significant differences, in both cases the fees were of doubtful utility for purposes of comparison with those of the Portfolio, but that to the extent that meaningful comparison was practicable the differences in services satisfactorily accounted for differences in the fees. The Trustees determined that the Adviser’s fee was fair and reasonable.

In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees also considered whether the Adviser’s affiliates may benefit from the Trust’s relationship with State Street as fund administrator, custodian and transfer agent and with SSGM, a wholly-owned subsidiary of State Street, as principal underwriter for the Trust. They noted, among other things, that the Adviser utilizes no soft-dollar arrangements to obtain third-party (non-proprietary research) services in connection with the Portfolio’s brokerage transactions. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits from their relationships with the Trust, those benefits are not so significant as to render the Adviser’s fee excessive.

The Trustees also considered the extent to which economies of scale may be realized by the Portfolio as assets grow and whether the Portfolio’s fee levels reflect such economies of scale, if any, for the benefit of investors. In considering the matter, the Trustees determined that, to the extent that economies of scale were in fact being realized, such economies of scale were shared with the Portfolio by virtue of an advisory fee of a comparatively low level that subsumed economies of scale in the fee itself. The Trustees also recognized, however, that should sustained, substantial asset growth be realized in the future, it might be appropriate to consider additional measures.

On the basis of the foregoing discussions and determinations, without any one factor being dispositive, the Trustees approved the continuance of the Advisory Agreement.

Trustees and Executive Officers (Unaudited)

The table below includes information about the Trustees and Executive Officers of the State Street Master Funds.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Independent Trustees
Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 1944	Trustee and Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	22

Trustee, State Street

Institutional Investment Trust; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; and Director, Reaves Utility Income Fund, Inc.

William L. Boyan State Street Master Funds P.O. Box 5049 Boston, MA 02206 1937	Trustee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1958 – 1997) Mr. Boyan retired in 1997. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1992 – 2007); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010).	22	Trustee, State Street Institutional Investment Trust; Former Trustee of Old Mutual South Africa Master Trust; Trustee, Children’s Hospital, Boston, MA; and Trustee, Florida Stage.
Rina K. Spence State Street Master Funds P.O. Box 5049 Boston, MA 02206 1948	Trustee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984-1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000).	22

Trustee, State Street Institutional Investment Trust; Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and

Trustee, National

Osteoporosis Foundation (2005 – 2008).

Douglas T. Williams State Street Master Funds P.O. Box 5049 Boston, MA 02206 1940	Trustee	Term: Indefinite Elected: 7/99	Executive Vice President of Chase Manhattan Bank (1987 – 1999). Mr. Williams retired in 1999.	22	Trustee, State Street Institutional Investment Trust; Treasurer, Nantucket Educational Trust (2002 – 2007).
Interested Trustees**
James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1965	Trustee President	Term: Indefinite Elected Trustee: 2/07 Elected President: 4/05	President, SSgA Funds Management Inc. (2005 – present); Senior Managing Director, State Street Global Advisors (2006 – present).	22	Trustee, State Street Institutional Investment Trust; Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; and Trustee, Select Sector SPDR Trust

*	The “Fund Complex” consists of eleven series of the Trust and eleven series of State Street Institutional Investment Trust.

**	Mr. Ross is an Interested Trustee because of his employment by SSgA Funds Management, Inc., an affiliate of the Trust.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers:
Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1967	Vice President	Term: Indefinite Elected: 09/09	Senior Managing Director (1992 – present) and Chief Operating Officer (May 2010 – present), SSgA Funds Management, Inc.; Senior Managing Director, State Street Global Advisors (1992 – present).*
Laura F. Dell State Street Bank and Trust Company 4 Copley Place 5th floor Boston, MA 02116 1964	Treasurer Assistant Treasurer	Term: Indefinite Elected: 11/10 11/08 – 11/10	Vice President, State Street Bank and Trust Company (2002 – present).*
Chad C. Hallett State Street Bank and Trust Company 4 Copley Place 5th floor Boston, MA 02116 1969	Assistant Treasurer	Term: Indefinite Elected: 09/11	Vice President, State Street Bank and Trust Company (2001 – present).*
Caroline Connolly State Street Bank and Trust Company 4 Copley Place 5th floor Boston, MA 02116 1975	Assistant Treasurer	Term: Indefinite Elected: 09/11	Assistant Vice President, State Street Bank and Trust Company (2007 – present); Assistant Vice President, Eaton Vance Management (2005 – 2007).
Jacqueline Angell State Street Global Advisors and SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1974	Chief Compliance Officer	Term: Indefinite Elected: 04/11	Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2008 – present); Director of Investment Adviser Oversight, Fidelity Investments (2006 – 2008).
Ryan M. Louvar State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 1972	Secretary	Term: Indefinite Elected: 2/12	Vice President and Senior Counsel, State Street Bank and Trust Company (2005 – present).*
Mark E. Tuttle State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 1970	Assistant Secretary	Term: Indefinite Elected: 2/12	Vice President and Counsel, State Street Bank and Trust Company (2007 – present); Assistant Counsel, BISYS Group, Inc. (2005 – 2007) (a financial services company).*
Scott E. Habeeb State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 1968	Assistant Secretary	Term: Indefinite Elected: 2/12	Vice President and Counsel, State Street Bank and Trust Company (2007 – present); Legal Analyst, Verizon Communications (2004 – 2007).*

*	Served in various capacities and/or with various affiliated entities during noted time period.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 877-521-4083.

Schedule of Investments December 31, 2011	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Advertising Agencies – 0.6%
Arbitron, Inc.	12,861	$442,547
Constant Contact, Inc. (a)	13,957	323,942
Digital Generation, Inc. (a)	13,033	155,353
Harte-Hanks, Inc.	21,080	191,617
Marchex, Inc., Class B	10,143	63,394
MDC Partners, Inc.	11,888	160,726
National CineMedia, Inc.	26,169	324,496
QuinStreet, Inc. (a)(b)	13,057	122,213
ReachLocal, Inc. (a)	4,991	30,844
Travelzoo, Inc. (a)(b)	2,584	63,515
Valassis Communications, Inc. (a)	21,211	407,888
ValueClick, Inc. (a)	37,224	606,379
Viad Corp.	9,664	168,927

		3,061,841

Aerospace – 1.6%
AAR Corp.	18,838	361,124
AeroVironment, Inc. (a)	7,999	251,729
Astronics Corp. (a)	4,865	174,216
Ceradyne, Inc. (a)	11,811	316,299
Cubic Corp.	7,488	326,402
Curtiss-Wright Corp.	21,984	776,695
Ducommun, Inc.	4,790	61,072
Esterline Technologies Corp. (a)	14,432	807,759
GenCorp, Inc. (a)	27,859	148,210
Heico Corp.	19,762	1,155,682
Kaman Corp., Class A	12,460	340,407
Kratos Defense & Security Solutions, Inc. (a)	15,692	93,681
LMI Aerospace, Inc. (a)	4,348	76,307
Moog, Inc., Class A (a)	21,508	944,846
Orbital Sciences Corp. (a)	27,701	402,495
Teledyne Technologies, Inc. (a)	17,395	954,116
Triumph Group, Inc.	17,806	1,040,761

		8,231,801

Agriculture, Fishing & Ranching – 0.4%
Alico, Inc.	1,685	32,638
The Andersons, Inc.	8,811	384,688
Cadiz, Inc. (a)	5,584	53,774
Cal-Maine Foods, Inc.	6,723	245,860
Calavo Growers, Inc.	5,636	144,733
Fresh Del Monte Produce, Inc.	17,282	432,223
Limoneira Co.	3,633	61,434
Pilgrims Pride Corp. (a)	24,058	138,574
Sanderson Farms, Inc.	10,477	525,212
Seaboard Corp.	148	301,328

		2,320,464

Air Transport – 0.9%
Air Transport Services Group, Inc. (a)	25,588	120,775
Alaska Air Group, Inc. (a)	16,989	1,275,704
Allegiant Travel Co. (a)	7,037	375,354
Atlas Air Worldwide Holdings, Inc. (a)	12,450	478,454
Bristow Group, Inc.	17,180	814,160
Hawaiian Holdings, Inc. (a)	24,139	140,006
JetBlue Airways Corp. (a)	116,995	608,374
PHI, Inc. (a)(b)	6,178	153,523
Republic Airways Holdings, Inc. (a)	22,894	78,526
SkyWest, Inc.	25,174	316,941
Spirit Airlines, Inc. (a)	7,451	116,236
US Airways Group, Inc. (a)	76,869	389,726

		4,867,779

Common Stocks	Shares	Value
Alternative Energy – 0.1%
Ameresco, Inc. (a)	8,379	$114,960
Amyris, Inc. (a)	8,356	96,428
EnerNOC, Inc. (a)	11,010	119,679
Gevo, Inc. (a)	3,174	19,965
Green Plains Renewable Energy, Inc. (a)	8,820	86,083
Rex American Resources Corp. (a)	2,909	64,318
Solazyme, Inc. (a)	5,350	63,665
Syntroleum Corp. (a)	40,907	39,271
USEC, Inc. (a)	55,202	62,930

		667,299

Aluminum – 0.1%
Century Aluminum Co. (a)(b)	24,481	208,333
Kaiser Aluminum Corp.	7,704	353,460
Noranda Aluminum Holding Corp.	10,818	89,248

		651,041

Asset Management & Custodian – 0.9%
Apollo Investment Corp.	93,077	599,416
Arlington Asset Investment Corp.	3,065	65,376
Artio Global Investors, Inc.	14,900	72,712
Calamos Asset Management, Inc., Class A	9,041	113,103
Capital Southwest Corp.	1,379	112,457
CIFC Corp. (a)	5,795	31,293
Cohen & Steers, Inc. (b)	8,435	243,771
Cowen Group, Inc., Class A (a)	31,390	81,300
Diamond Hill Investments Group, Inc.	1,201	88,850
Epoch Holding Corp.	7,035	156,388
Fifth Street Finance Corp.	34,386	329,074
Financial Engines, Inc. (a)	18,161	405,535
GAMCO Investors, Inc., Class A	3,210	139,603
Golub Capital BDC, Inc.	4,768	73,904
Harris & Harris Group, Inc. (a)	14,393	49,800
JMP Group, Inc.	7,041	50,343
Kohlberg Capital Corp.	8,986	56,702
Manning & Napier, Inc. (a)	6,217	77,650
MCG Capital Corp.	36,848	147,024
Medley Capital Corp.	5,182	53,893
MVC Capital, Inc.	11,427	132,439
National Financial Partners Corp. (a)	19,642	265,560
New Mountain Finance Corp.	3,300	44,253
NGP Capital Resources Co.	10,343	74,366
Oppenheimer Holdings, Inc.	4,915	79,132
Pzena Investment Management, Inc., Class A	4,481	19,403
Solar Capital Ltd.	17,315	382,488
Solar Senior Capital Ltd.	3,605	56,779
THL Credit, Inc.	4,417	53,932
TICC Capital Corp.	15,439	133,547
Virtus Investment Partners, Inc. (a)	2,596	197,322
Westwood Holdings Group, Inc.	2,973	108,663

		4,496,078

Auto Parts – 0.6%
American Axle & Manufacturing Holdings, Inc. (a)	31,624	312,761
Amerigon, Inc. (a)	10,517	149,972
Dana Holding Corp. (a)	69,306	842,068
Dorman Products, Inc. (a)	5,112	188,786
Exide Technologies (a)	36,702	96,526
Fuel Systems Solutions, Inc. (a)	7,893	130,156
Meritor, Inc. (a)	44,831	238,501
Motorcar Parts of America, Inc. (a)	5,939	44,543
Standard Motor Products, Inc.	9,318	186,826
Stoneridge, Inc. (a)	12,293	103,630

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011	51

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Parts (concluded)
Superior Industries International, Inc.	11,085	$183,346
Tenneco, Inc. (a)	28,636	852,780
Tower International, Inc. (a)	2,846	30,566
U.S. Auto Parts Network, Inc. (a)	7,363	32,176

		3,392,637

Auto Services – 0.1%
Cooper Tire & Rubber Co.	29,448	412,567

Back Office Support, HR & Consulting – 1.8%
The Advisory Board Co. (a)	7,499	556,501
Angie’s List, Inc. (a)	5,057	81,418
Barrett Business Services, Inc.	3,641	72,674
CBIZ, Inc. (a)	18,554	113,365
CDI Corp.	6,205	85,691
Compass Diversified Holdings	19,217	238,099
Convergys Corp. (a)	49,854	636,636
Corporate Executive Board Co.	16,369	623,659
CoStar Group, Inc. (a)(b)	11,974	799,025
CRA International, Inc. (a)	5,046	100,113
Dice Holdings, Inc. (a)	23,039	190,993
ExlService Holdings, Inc. (a)	7,650	171,130
Forrester Research, Inc. (a)	6,958	236,155
FTI Consulting, Inc. (a)(b)	19,882	843,394
GP Strategies Corp. (a)	7,057	95,128
The Hackett Group, Inc. (a)	15,070	56,362
Heidrick & Struggles International, Inc.	8,447	181,948
Hudson Highland Group, Inc. (a)	15,667	75,045
Huron Consulting Group, Inc. (a)(b)	10,499	406,731
ICF International, Inc. (a)(b)	9,308	230,652
Insperity, Inc.	10,875	275,681
Kelly Services, Inc., Class A	12,634	172,833
Kforce, Inc. (a)	14,105	173,915
Korn/Ferry International (a)	22,290	380,267
Liquidity Services, Inc. (a)	8,965	330,808
LoopNet, Inc. (a)	7,773	142,090
MAXIMUS, Inc.	16,423	679,091
Navigant Consulting, Inc. (a)	24,447	278,940
On Assignment, Inc. (a)	17,556	196,276
PRGX Global, Inc. (a)	9,030	53,729
Resources Connection, Inc.	22,045	233,457
RPX Corp. (a)	4,907	62,074
ServiceSource International, Inc. (a)	4,982	78,168
Stream Global Services, Inc. (a)	4,386	14,518
SYKES Enterprises, Inc. (a)	18,812	294,596
TeleTech Holdings, Inc. (a)	12,042	195,080
TrueBlue, Inc. (a)	19,035	264,206

		9,620,448

Banks: Diversified – 6.3%
1st Source Corp.	7,354	186,277
1st United Bancorp, Inc. (a)	13,212	73,327
Alliance Financial Corp.	2,330	71,950
Ameris Bancorp (a)	11,398	117,171
Ames National Corp.	4,133	80,594
Arrow Financial Corp.	4,961	116,286
Bancfirst Corp.	3,306	124,107
Banco Latinoamericana De Comercio Exterior SA	13,331	213,963
Bancorp Rhode Island, Inc.	1,873	82,531
The Bancorp, Inc. (a)	14,102	101,957
BancorpSouth, Inc.	39,816	438,772
Bank of Kentucky Financial Corp.	2,848	57,102

Common Stocks	Shares	Value
Banks: Diversified (continued)
Bank of Marin Bancorp	2,601	$97,772
Bank of the Ozarks, Inc.	13,389	396,716
Banner Corp.	7,916	135,759
BBCN Bancorp, Inc. (a)	35,325	333,821
Boston Private Financial Holdings, Inc.	36,710	291,477
Bridge Bancorp, Inc.	3,392	67,501
Bridge Capital Holdings (a)	4,508	46,883
Bryn Mawr Bank Corp.	5,291	103,122
Camden National Corp.	3,737	121,826
Cape Bancorp, Inc. (a)	5,423	42,571
Capital Bank Corp. (a)	6,327	12,717
Capital City Bank Group, Inc.	5,673	54,177
Cardinal Financial Corp.	13,926	149,565
Cascade Bancorp (a)	3,435	15,045
Cathay General Bancorp	37,395	558,307
Center Bancorp, Inc.	5,927	57,907
Centerstate Banks, Inc.	14,491	95,930
Central Pacific Financial Corp. (a)	7,237	93,502
Century Bancorp, Inc., Class A	1,675	47,302
Chemical Financial Corp.	13,206	281,552
Citizens & Northern Corp.	5,901	108,991
City Holding Co.	7,337	248,651
CNB Financial Corp.	6,085	96,021
CoBiz Financial, Inc.	15,809	91,218
Columbia Banking System, Inc.	18,827	362,796
Community Bank System, Inc.	17,552	487,946
Community Trust Bancorp, Inc.	6,708	197,349
CVB Financial Corp.	42,651	427,790
Eagle Bancorp, Inc. (a)	8,081	117,498
Encore Bancshares, Inc. (a)	4,094	55,351
Enterprise Bancorp, Inc.	2,804	40,097
Enterprise Financial Services Corp.	7,656	113,309
F.N.B. Corp.	60,515	684,425
Financial Institutions, Inc.	6,687	107,928
First Bancorp, Inc.	4,404	67,690
First Bancorp, North Carolina	7,340	81,841
First Busey Corp.	37,217	186,085
First Commonwealth Financial Corp.	50,187	263,984
First Community Bancshares, Inc.	7,710	96,221
First Connecticut Bancorp, Inc.	8,692	113,083
First Financial Bancorp	27,804	462,659
First Financial Bankshares, Inc. (b)	15,022	502,185
First Financial Corp.	5,388	179,313
First Interstate Bancsystem, Inc.	7,621	99,302
First Merchants Corp.	12,313	104,291
First Midwest Bancorp, Inc.	35,511	359,726
The First of Long Island Corp.	3,762	99,016
FirstMerit Corp.	52,016	787,002
German American Bancorp, Inc.	6,154	111,941
Glacier Bancorp, Inc.	34,338	413,086
Hampton Roads Bankshares, Inc. (a)	5,285	14,481
Hancock Holding Co.	36,287	1,160,095
Hanmi Financial Corp. (a)	15,050	111,370
Heartland Financial USA, Inc.	6,487	99,511
Heritage Commerce Corp. (a)	10,305	48,846
Home Bancshares, Inc.	10,725	277,885
Hudson Valley Holding Corp.	7,536	159,914
IBERIABANK Corp.	14,049	692,616
Independent Bank Corp./MA	10,267	280,186
International Bancshares Corp.	25,322	464,279
Investors Bancorp, Inc. (a)	21,983	296,331
Lakeland Bancorp, Inc.	10,583	91,225
Lakeland Financial Corp.	7,812	202,096

See Notes to Financial Statements.

52	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Banks: Diversified (continued)
MainSource Financial Group, Inc.	9,641	$85,130
MB Financial, Inc.	25,891	442,736
Merchants Bancshares, Inc.	2,398	70,022
Meridian Interstate Bancorp, Inc. (a)	4,122	51,319
Metro Bancorp, Inc. (a)	6,710	56,230
Midsouth Bancorp, Inc.	3,863	50,258
National Bankshares, Inc.	3,448	96,268
National Penn Bancshares, Inc.	58,859	496,770
NBT Bancorp, Inc.	16,528	365,765
Old National Bancorp	45,135	525,823
Oriental Financial Group, Inc.	21,599	261,564
Orrstown Financial Service, Inc.	3,709	30,599
Pacific Capital Bancorp NA (a)	2,041	57,638
Pacific Continental Corp.	8,979	79,464
PacWest Bancorp	14,437	273,581
Park National Corp.	6,182	402,201
Park Sterling Corp. (a)	15,426	62,938
Penns Woods Bancorp, Inc.	1,904	73,837
Peoples Bancorp, Inc.	5,152	76,301
Pinnacle Financial Partners, Inc. (a)	16,249	262,421
PrivateBancorp, Inc.	28,584	313,852
Prosperity Bancshares, Inc.	22,302	899,886
Provident Financial Services, Inc.	28,798	385,605
Renasant Corp.	12,098	181,470
Republic Bancorp, Inc., Class A	4,797	109,851
Rockville Financial, Inc.	14,124	146,325
Roma Financial Corp.	3,866	38,041
S&T Bancorp, Inc.	13,479	263,514
Sandy Spring Bancorp, Inc.	11,533	202,404
SCBT Financial Corp.	6,728	195,179
Seacoast Banking Corp. of Florida (a)	33,522	50,953
Sierra Bancorp	5,988	52,694
Signature Bank (a)(b)	21,865	1,311,681
Simmons First National Corp., Class A	8,348	226,982
Southside Bancshares, Inc.	7,890	170,897
Southwest Bancorp, Inc. (a)	9,409	56,078
State Bancorp, Inc.	7,391	90,170
State Bank Financial Corp. (a)	15,081	227,874
StellarOne Corp.	11,084	126,136
Sterling Bancorp	15,049	130,023
Sterling Financial Corp. (a)	12,809	213,910
Suffolk Bancorp (a)	4,831	52,127
Sun Bancorp, Inc. (a)	20,014	48,434
Susquehanna Bancshares, Inc.	74,447	623,866
SVB Financial Group (a)	20,359	970,921
SY Bancorp, Inc.	5,896	121,045
Taylor Capital Group, Inc. (a)	6,124	59,525
Texas Capital Bancshares, Inc. (a)	17,711	542,134
Tompkins Trustco, Inc.	3,920	150,959
Tower Bancorp, Inc.	5,043	143,927
Towne Bank (b)	11,744	143,747
Trico Bancshares	6,893	98,018
TrustCo Bank Corp. NY	44,783	251,233
Trustmark Corp.	30,495	740,724
UMB Financial Corp.	15,282	569,255
Umpqua Holdings Corp.	54,520	675,503
Union First Market Bankshares Corp.	9,809	130,362
United Bankshares, Inc.	10,792	305,090
United Community Banks, Inc. (a)	19,865	138,856
Univest Corp. of Pennsylvania	8,218	120,312
Virginia Commerce Bancorp (a)	11,263	87,063

Common Stocks	Shares	Value
Banks: Diversified (concluded)
Washington Banking Co.	7,434	$88,539
Washington Trust Bancorp, Inc.	6,889	164,372
Webster Financial Corp.	34,235	698,052
WesBanco, Inc.	11,135	216,798
West Bancorp., Inc.	7,601	72,818
West Coast Bancorp (a)	5,344	83,366
Westamerica Bancorp	13,793	605,513
Western Alliance Bancorp (a)(b)	33,174	206,674
Wilshire Bancorp, Inc. (a)	29,027	105,368
Wintrust Financial Corp.	16,620	466,191

		33,528,301

Banks: Savings, Thrift & Mortgage Lending – 1.0%
Apollo Residential Mortgage, Inc.	4,861	74,179
Astoria Financial Corp.	41,394	351,435
Bank Mutual Corp.	22,470	71,455
BankFinancial Corp.	10,632	58,689
Beneficial Mutual Bancorp, Inc. (a)(b)	15,917	133,066
Berkshire Hills Bancorp, Inc.	9,944	220,657
BofI Holding, Inc. (a)	4,297	69,826
Brookline Bancorp, Inc.	28,293	238,793
Charter Financial Corp.	3,276	30,336
Clifton Savings Bancorp, Inc.	4,248	39,421
Dime Community Bancshares, Inc.	14,897	187,702
Doral Financial Corp. (a)	64,583	61,741
ESB Financial Corp.	6,028	84,814
ESSA Bancorp, Inc.	5,166	54,088
First Defiance Financial Corp.	4,613	67,304
First Financial Holdings, Inc.	7,961	71,092
First Pactrust Bancorp, Inc.	5,032	51,578
Flagstar BanCorp., Inc. (a)	56,611	28,589
Flushing Financial Corp.	15,062	190,233
Fox Chase BanCorp., Inc.	6,530	82,474
Franklin Financial Corp. (a)	6,569	77,777
Great Southern Bancorp, Inc.	4,928	116,252
Heritage Financial Corp.	7,429	93,308
Home Federal Bancorp, Inc.	8,025	83,460
Kearny Financial Corp.	6,555	62,273
Northfield Bancorp, Inc.	8,225	116,466
Northwest Bancshares, Inc.	46,340	576,470
OceanFirst Financial Corp.	7,093	92,706
Ocwen Financial Corp. (a)	45,602	660,317
OmniAmerican Bancorp, Inc. (a)	5,659	88,846
Oritani Financial Corp.	21,772	278,028
Provident New York Bancorp	18,444	122,468
Territorial BanCorp., Inc.	5,258	103,845
United Financial Bancorp, Inc.	7,725	124,295
ViewPoint Financial Group	16,550	215,315
Westfield Financial, Inc.	13,531	99,588
WSFS Financial Corp.	3,029	108,923

		5,187,809

Beverage: Brewers & Distillers – 0.1%
Boston Beer Co., Inc., Class A (a)(b)	3,882	421,430
Central European Distribution Corp. (a)	34,442	150,684
Craft Brewers Alliance, Inc. (a)	4,934	29,702

		601,816

Beverage: Soft Drinks – 0.2%
Coca-Cola Bottling Co. Consolidated	2,141	125,355
Farmer Bros. Co.	3,056	23,348
Heckmann Corp. (a)	47,562	316,287

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011	53

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Beverage: Soft Drinks (concluded)
National Beverage Corp.	5,489	$88,208
Peet’s Coffee & Tea, Inc. (a)	6,073	380,656
Primo Water Corp. (a)	7,266	22,089

		955,943

Biotechnology – 3.7%
Accelrys, Inc. (a)	26,249	176,393
Acorda Therapeutics, Inc. (a)	18,687	445,498
Aegerion Pharmaceuticals, Inc. (a)	4,226	70,743
Affymax, Inc. (a)	16,675	110,222
Albany Molecular Research, Inc. (a)	9,593	28,107
Alimera Sciences, Inc. (a)	5,767	7,209
Alkermes Plc (a)(b)	45,193	784,550
Allos Therapeutics, Inc. (a)	38,324	54,420
Alnylam Pharmaceuticals, Inc. (a)	17,488	142,527
AMAG Pharmaceuticals, Inc. (a)	9,994	188,987
Amicus Therapeutics, Inc. (a)	8,128	27,960
Anthera Pharmaceuticals, Inc. (a)	10,448	64,151
Arena Pharmaceuticals, Inc. (a)	68,959	128,953
Ariad Pharmaceuticals, Inc. (a)(b)	62,549	766,225
Arqule, Inc. (a)	25,347	142,957
Array Biopharma, Inc. (a)	27,130	58,601
Astex Pharmaceuticals (a)	25,639	48,458
AVEO Pharmaceuticals, Inc. (a)	14,826	255,007
AVI BioPharma, Inc. (a)	69,690	51,919
BG Medicine, Inc. (a)	3,856	18,200
BioMimetic Therapeutics, Inc. (a)	9,391	26,764
BioSante Pharmaceuticals, Inc. (a)(b)	54,499	27,364
BioTime, Inc. (a)	11,732	68,163
Cell Therapeutics, Inc. (a)(b)	91,830	106,523
Celldex Therapeutics, Inc. (a)	21,027	54,670
Cepheid, Inc. (a)(b)	29,269	1,007,146
Chelsea Therapeutics International, Inc. (a)	25,436	130,487
Clovis Oncology, Inc. (a)	5,322	74,987
Codexis, Inc. (a)	11,740	62,222
Complete Genomics, Inc. (a)	5,216	15,283
Cornerstone Therapeutics, Inc. (a)	3,620	20,272
Cubist Pharmaceuticals, Inc. (a)	28,380	1,124,416
Curis, Inc. (a)(b)	36,259	169,692
Cytori Therapeutics, Inc. (a)	24,751	54,452
Dyax Corp. (a)(b)	46,950	63,852
Dynavax Technologies Corp. (a)(b)	72,760	241,563
Emergent Biosolutions, Inc. (a)	11,533	194,216
Enzo Biochem, Inc. (a)	17,475	39,144
Enzon Pharmaceuticals, Inc. (a)	17,766	119,032
Exact Sciences Corp. (a)	26,799	217,608
Exelixis, Inc. (a)	60,653	287,192
Furiex Pharmaceuticals, Inc. (a)	4,683	78,253
Genomic Health, Inc. (a)	8,029	203,856
Geron Corp. (a)	61,464	90,967
GTx, Inc. (a)	10,826	36,375
Halozyme Therapeutics, Inc. (a)	38,938	370,300
Harvard Bioscience, Inc. (a)	11,322	43,816
Horizon Pharma, Inc. (a)	1,874	7,496
Idenix Pharmaceuticals, Inc. (a)	28,561	212,637
ImmunoGen, Inc. (a)	35,631	412,607
Immunomedics, Inc. (a)	31,017	103,287
Incyte Corp. (a)(b)	41,877	628,574
Inhibitex, Inc. (a)	30,148	329,819
Insmed, Inc. (a)	11,122	33,922
InterMune, Inc. (a)	25,649	323,177

Common Stocks	Shares	Value
Biotechnology (concluded)
Kensey Nash Corp. (b)	3,937	$75,551
Keryx Biopharmaceuticals, Inc. (a)	32,268	81,638
Lexicon Genetics, Inc. (a)	80,559	103,921
Ligand Pharmaceuticals, Inc. (a)	9,305	110,450
MannKind Corp. (a)(b)	36,643	91,607
Maxygen, Inc. (a)	13,547	76,270
Medivation, Inc. (a)	14,841	684,319
Metabolix, Inc. (a)	15,941	72,532
Micromet, Inc. (a)	43,432	312,276
Momenta Pharmaceuticals, Inc. (a)	21,877	380,441
Nabi Biopharmaceuticals (a)	19,002	35,724
Nektar Therapeutics (a)	54,138	302,902
Neurocrine Biosciences, Inc. (a)	23,366	198,611
Novavax, Inc. (a)	45,860	57,784
NPS Pharmaceuticals, Inc. (a)	40,749	268,536
Nymox Pharmaceutical Corp. (a)	9,022	74,161
OncoGenex Pharmaceutical, Inc. (a)	4,607	54,086
Oncothyreon, Inc. (a)	19,722	149,493
Onyx Pharmaceuticals, Inc. (a)	30,009	1,318,896
Opko Health, Inc. (a)	51,573	252,708
Orexigen Therapeutics, Inc. (a)	15,819	25,469
Osiris Therapeutics, Inc. (a)	8,201	43,875
Pacific Biosciences of California, Inc. (a)	15,866	44,425
PDL BioPharma, Inc.	66,353	411,389
Peregrine Pharmaceuticals, Inc. (a)(b)	38,877	40,043
PharmAthene, Inc. (a)(b)	18,525	23,527
Progenics Pharmaceuticals, Inc. (a)(b)	13,911	118,800
Raptor Pharmaceutical Corp. (a)	22,335	139,817
Rigel Pharmaceuticals, Inc. (a)	32,599	257,206
RTI Biologics, Inc. (a)	26,166	116,177
Sangamo Biosciences, Inc. (a)	24,948	70,852
Savient Pharmaceuticals, Inc. (a)	33,443	74,578
Seattle Genetics, Inc. (a)	45,691	763,725
Sequenom, Inc. (a)	46,918	208,785
Sucampo Pharmaceuticals, Inc., Class A (a)	5,721	25,344
Sunesis Pharmaceuticals, Inc. (a)	15,250	17,842
Synta Pharmaceuticals Corp. (a)	10,853	50,684
Targacept, Inc. (a)	12,893	71,814
Theravance, Inc. (a)	32,665	721,896
Transcept Pharmaceuticals, Inc. (a)(b)	2,688	21,047
Trius Therapeutics, Inc. (a)	3,551	25,390
Vanda Pharmaceuticals, Inc. (a)	13,196	62,813
ViroPharma, Inc. (a)	33,516	918,003
Zalicus, Inc. (a)(b)	35,119	42,494
ZIOPHARM Oncology, Inc. (a)	27,753	122,391

		19,671,513

Building Materials – 0.9%
Acuity Brands, Inc.	20,537	1,088,461
Builders FirstSource, Inc. (a)	21,372	43,599
Gibraltar Industries, Inc. (a)	14,402	201,052
Griffon Corp.	22,622	206,539
Headwaters, Inc. (a)	28,990	64,358
Louisiana-Pacific Corp. (a)	62,589	505,093
LSI Industries, Inc.	9,040	54,240
NCI Building Systems, Inc. (a)	9,238	100,417
Quanex Building Products Corp.	18,027	270,766
Simpson Manufacturing Co., Inc.	19,715	663,607
Texas Industries, Inc.	10,790	332,116
Trex Co., Inc. (a)	7,373	168,915
Watsco, Inc.	13,315	874,263

		4,573,426

See Notes to Financial Statements.

54	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Building: Climate Control – 0.1%
Aaon, Inc.	8,936	$183,099
Comfort Systems USA, Inc.	18,097	194,000
Interline Brands, Inc. (a)	15,794	245,912

		623,011

Building: Roofing, Wallboard & Plumbing – 0.1%
Beacon Roofing Supply, Inc. (a)	21,793	440,872
USG Corp. (a)	33,848	343,896

		784,768

Cable Television Services – 0.0%
Knology, Inc. (a)	14,221	201,938

Casinos & Gambling – 0.3%
Ameristar Casinos, Inc.	15,206	262,912
Boyd Gaming Corp. (a)	25,912	193,303
Isle of Capri Casinos, Inc. (a)	9,331	43,576
Monarch Casino & Resort, Inc. (a)	4,275	43,562
Multimedia Games Holding Co., Inc. (a)	12,816	101,759
Pinnacle Entertainment, Inc. (a)(b)	29,308	297,769
Scientific Games Corp., Class A (a)	27,561	267,342
Shuffle Master, Inc. (a)	25,648	300,595

		1,510,818

Cement – 0.1%
Eagle Materials, Inc.	21,110	541,683

Chemicals: Diversified – 0.9%
Aceto Corp.	12,685	87,527
American Vanguard Corp.	10,585	141,204
Chemtura Corp. (a)	45,627	517,410
Georgia Gulf Corp. (a)	16,099	313,770
Hawkins, Inc.	4,122	151,937
Innophos Holdings, Inc.	10,284	499,391
KMG Chemicals, Inc.	3,276	56,577
Landec Corp. (a)	12,333	68,078
LSB Industries, Inc. (a)	8,711	244,169
Olin Corp.	37,781	742,397
OM Group, Inc. (a)	14,683	328,752
Omnova Solutions, Inc. (a)	21,063	97,100
PolyOne Corp.	44,255	511,145
Sensient Technologies Corp.	23,737	899,632
TPC Group, Inc. (a)(b)	6,280	146,512

		4,805,601

Chemicals: Specialty – 0.6%
Balchem Corp.	13,657	553,655
Calgon Carbon Corp. (a)(b)	26,748	420,211
FutureFuel Corp.	8,898	110,513
Innospec, Inc. (a)	11,252	315,844
Kraton Performance Polymers, Inc. (a)	15,128	307,098
NewMarket Corp.	4,269	845,731
Quaker Chemical Corp.	6,093	236,957
Senomyx, Inc. (a)	18,904	65,786
Stepan Co.	3,833	307,253
Zep, Inc.	10,420	145,672

		3,308,720

Common Stocks	Shares	Value
Coal – 0.2%
Cloud Peak Energy, Inc. (a)	28,842	$557,227
Hallador Energy Co.	1,890	18,768
James River Coal Co. (a)	16,850	116,602
KiOR, Inc. (a)(b)	5,344	54,402
L&L Energy, Inc. (a)	10,867	28,145
Patriot Coal Corp. (a)	43,300	366,751
Westmoreland Coal Co. (a)	4,597	58,612

		1,200,507

Commercial Finance & Mortgage Companies – 0.1%
Federal Agricultural Mortgage Corp., Class B	4,712	84,910
Medallion Financial Corp.	7,296	83,028
NewStar Financial, Inc. (a)	13,163	133,868
Walker & Dunlop, Inc. (a)	5,217	65,526

		367,332

Commercial Services: Rental & Leasing – 0.7%
Aircastle Ltd.	26,032	331,127
CAI International, Inc. (a)	5,751	88,910
Electro Rent Corp.	8,960	153,664
Essex Rental Corp. (a)	8,437	24,889
H&E Equipment Services, Inc. (a)	13,595	182,445
Marlin Business Services, Inc.	4,181	53,099
McGrath RentCorp	11,539	334,516
Mobile Mini, Inc. (a)	17,414	303,874
PHH Corp. (a)	26,657	285,230
RSC Holdings, Inc. (a)	32,099	593,831
SeaCube Container Leasing Ltd.	5,201	77,027
TAL International Group, Inc.	10,420	299,992
United Rentals, Inc. (a)	29,605	874,828

		3,603,432

Commercial Vehicles & Parts – 0.2%
Accuride Corp. (a)	19,181	136,569
Commercial Vehicle Group, Inc. (a)	13,680	123,667
Miller Industries, Inc.	5,264	82,803
Modine Manufacturing Co. (a)	22,091	208,981
Rush Enterprises, Inc., Class A (a)(b)	15,350	321,122
Spartan Motors, Inc.	15,902	76,488
Wabash National Corp. (a)	32,495	254,761

		1,204,391

Communications Technology – 2.3%
AboveNet, Inc. (a)	10,997	714,915
Adtran, Inc.	30,645	924,253
Anaren, Inc. (a)	7,125	118,418
Anixter International, Inc. (a)	13,734	819,096
Aruba Networks, Inc. (a)	40,444	749,023
Aviat Networks, Inc. (a)	28,869	52,830
Bel Fuse, Inc.	4,981	93,394
Black Box Corp.	8,535	239,321
Calix, Inc. (a)	17,910	115,878
Comtech Telecommunications Corp.	9,616	275,210
Dialogic, Inc. (a)	7,985	9,582
Digi International, Inc. (a)(b)	12,034	134,299
DigitalGlobe, Inc. (a)(b)	16,707	285,857
Echelon Corp. (a)	16,496	80,336
Emulex Corp. (a)	41,653	285,740
Extreme Networks, Inc. (a)	43,809	127,922
Finisar Corp. (a)	42,470	711,160
GeoEye, Inc. (a)	10,462	232,466
Globecomm Systems, Inc. (a)	10,616	145,227

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011	55

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Technology (concluded)
GSI Technology, Inc. (a)	10,035	$46,964
Harmonic, Inc. (a)	54,502	274,690
Infinera Corp. (a)	49,540	311,111
InterDigital, Inc.	21,483	936,014
Ixia (a)(b)	18,338	192,732
KVH Industries, Inc. (a)	6,918	53,822
Loral Space & Communications Ltd. (a)	5,155	334,456
Meru Networks, Inc. (a)	5,640	23,293
NeoPhotonics Corp. (a)	4,439	20,331
NETGEAR, Inc. (a)	17,357	582,675
Novatel Wireless, Inc. (a)	14,979	46,884
Numerex Corp. (a)	4,487	36,928
Oclaro, Inc. (a)	23,691	66,809
Oplink Communications, Inc. (a)	9,252	152,380
Plantronics, Inc.	20,611	734,576
Procera Networks, Inc. (a)	6,820	106,256
SeaChange International, Inc. (a)	12,532	88,100
Shoretel, Inc. (a)	22,395	142,880
Sonus Networks, Inc. (a)	100,190	240,456
Sycamore Networks, Inc. (a)	9,507	170,175
Tekelec (a)(b)	29,249	319,692
TeleNav, Inc. (a)	7,552	58,981
Viasat, Inc. (a)	17,177	792,203
Westell Technologies, Inc., Class A (a)	26,028	57,782

		11,905,117

Computer Services Software & Systems – 6.1%
ACI Worldwide, Inc. (a)(c)	15,817	452,999
The Active Network, Inc. (a)	5,703	77,561
Actuate Corp. (a)	18,315	107,326
Acxiom Corp. (a)	38,502	470,109
American Reprographics Co. (a)	17,682	81,160
American Software, Inc., Class A	10,828	102,325
Aspen Technology, Inc. (a)(b)	40,063	695,093
Avid Technology, Inc. (a)(b)	14,055	119,889
Bankrate, Inc. (a)	10,872	233,748
Blackbaud, Inc.	21,106	584,636
Blue Coat Systems, Inc. (a)	20,622	524,830
Bottomline Technologies, Inc. (a)	17,015	394,238
BroadSoft, Inc. (a)	10,685	322,687
CACI International, Inc., Class A (a)	12,476	697,658
Callidus Software, Inc. (a)	14,234	91,382
Ciber, Inc. (a)(b)	30,256	116,788
CommVault Systems, Inc. (a)	20,857	891,011
Computer Task Group, Inc. (a)	7,187	101,193
ComScore, Inc. (a)	15,107	320,268
Concur Technologies, Inc. (a)	21,148	1,074,107
Convio, Inc. (a)	5,542	61,295
Cornerstone OnDemand, Inc. (a)	5,360	97,766
CSG Systems International, Inc. (a)	16,392	241,126
DealerTrack Holdings, Inc. (a)(b)	19,483	531,107
Deltek, Inc. (a)(b)	10,549	103,591
Demand Media, Inc. (a)	4,024	26,760
DemandTec, Inc. (a)	15,307	201,593
Digimarc Corp. (a)	2,939	70,213
Digital River, Inc. (a)	17,682	265,584
DynaVox, Inc., Class A (a)	4,834	17,596
EarthLink, Inc.	52,039	335,131
Ebix, Inc.	13,662	301,930
Envestnet, Inc. (a)	9,172	109,697
EPIQ Systems, Inc.	14,859	178,605

Common Stocks	Shares	Value
Computer Services Software & Systems (continued)
ePlus, Inc. (a)	1,831	$51,781
FalconStor Software, Inc. (a)	14,017	36,164
FriendFinder Networks, Inc. (a)	3,035	2,276
Guidance Software, Inc. (a)	6,830	44,258
ICG Group, Inc. (a)	17,563	135,586
iGate Corp. (a)	14,715	231,467
Imperva, Inc. (a)	2,735	95,205
Infospace, Inc. (a)	18,547	203,832
Interactive Intelligence Group, Inc. (a)(b)	6,757	154,870
Internap Network Services Corp. (a)	24,809	147,365
IntraLinks Holdings, Inc. (a)	15,188	94,773
JDA Software Group, Inc. (a)	20,039	649,063
Kenexa Corp. (a)	12,527	334,471
Keynote Systems, Inc.	6,942	142,589
The KEYW Holding Corp. (a)	8,656	64,054
KIT Digital, Inc. (a)(b)	18,191	153,714
Limelight Networks, Inc. (a)	32,208	95,336
Lionbridge Technologies, Inc. (a)	29,524	67,610
LivePerson, Inc. (a)	24,920	312,746
LogMeIn, Inc. (a)	9,635	371,429
Magma Design Automation, Inc. (a)	31,676	227,434
Manhattan Associates, Inc. (a)	9,674	391,604
Mantech International Corp., Class A	11,024	344,390
Mentor Graphics Corp. (a)	45,617	618,567
Mercury Computer Systems, Inc. (a)	14,333	190,486
MicroStrategy, Inc., Class A (a)	3,783	409,775
Moduslink Global Solutions, Inc.	20,698	111,769
Monotype Imaging Holdings, Inc. (a)(b)	16,949	264,235
Motricity, Inc. (a)	19,184	17,266
NCI, Inc., Class A (a)	3,213	37,431
NetScout Systems, Inc. (a)	17,728	312,013
NetSuite, Inc. (a)	12,895	522,892
NIC, Inc.	30,289	403,147
OpenTable, Inc. (a)(b)	11,141	435,947
Openwave Systems, Inc. (a)	40,665	64,251
Opnet Technologies, Inc.	6,825	250,273
Parametric Technology Corp. (a)	56,455	1,030,868
PDF Solutions, Inc. (a)	11,144	77,674
Pegasystems, Inc.	7,875	231,525
Perficient, Inc. (a)(b)	11,480	114,915
Progress Software Corp. (a)	31,765	614,653
PROS Holdings, Inc. (a)	10,219	152,059
QAD, Inc. (a)	3,165	33,232
QLIK Technologies, Inc. (a)	33,352	807,118
Quepasa Corp. (a)(b)	3,821	12,686
Quest Software, Inc. (a)	26,894	500,228
RealNetworks, Inc.	9,829	73,717
RealPage, Inc. (a)	14,370	363,130
Responsys, Inc. (a)	4,229	37,596
RightNow Technologies, Inc. (a)	11,662	498,317
Saba Software, Inc. (a)	13,390	105,647
Sapient Corp.	51,795	652,617
SciQuest, Inc. (a)	5,946	84,849
Smith Micro Software, Inc. (a)	18,591	21,008
SolarWinds, Inc. (a)	26,986	754,259
Sourcefire, Inc. (a)	13,459	435,802
SPS Commerce, Inc. (a)	3,980	103,281
SS&C Technologies Holdings, Inc. (a)(b)	11,931	215,474
SuccessFactors, Inc. (a)	39,517	1,575,543
Support.com, Inc. (a)	22,615	50,884
Synchronoss Technologies, Inc. (a)	12,524	378,350

See Notes to Financial Statements.

56	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Computer Services Software & Systems (concluded)
SYNNEX Corp. (a)	11,869	$361,530
Syntel, Inc.	7,305	341,655
Taleo Corp., Class A (a)	19,450	752,520
Tangoe, Inc. (a)	4,772	73,489
TechTarget, Inc. (a)	7,257	42,381
TeleCommunication Systems, Inc., Class A (a)	21,452	50,412
TNS, Inc. (a)(b)	12,035	213,260
Tyler Technologies, Inc. (a)	14,063	423,437
Ultimate Software Group, Inc. (a)	12,234	796,678
Unisys Corp. (a)	20,420	402,478
United Online, Inc.	42,036	228,676
VASCO Data Security International, Inc. (a)	12,601	82,159
Verint Systems, Inc. (a)	10,021	275,978
VirnetX Holding Corp. (a)(b)	19,300	481,921
Virtusa Corp. (a)	7,196	104,198
Wave Systems Corp., Class A (a)	38,544	83,640
Web.Com Group, Inc. (a)	13,766	157,621
Websense, Inc. (a)	18,929	354,540
Zillow, Inc. (a)(b)	1,856	41,723
Zix Corp. (a)	31,609	89,137

		32,273,936

Computer Technology – 0.6%
Cray, Inc. (a)	17,225	111,446
Dot Hill Systems Corp. (a)	28,725	38,204
Dynamics Research Corp. (a)	4,341	49,227
Identive Group, Inc. (a)	17,865	39,839
Imation Corp. (a)	14,003	80,237
Immersion Corp. (a)	13,595	70,422
Insight Enterprises, Inc. (a)	20,783	317,772
Intermec, Inc. (a)	28,245	193,761
OCZ Technology Group, Inc. (a)(b)	24,417	161,396
PC Connection, Inc.	4,240	47,022
Quantum Corp. (a)(b)	107,063	256,951
Radisys Corp. (a)	9,084	45,965
Rimage Corp.	4,334	48,758
Safeguard Scientifics, Inc. (a)	9,786	154,521
Silicon Graphics International Corp. (a)	14,717	168,657
STEC, Inc. (a)	17,477	150,127
Stratasys, Inc. (a)	10,039	305,286
Super Micro Computer, Inc. (a)(b)	12,754	199,983
Synaptics, Inc. (a)	15,242	459,546
Xyratex Ltd.	13,453	179,194

		3,078,314

Construction – 0.4%
Aegion Corp. (a)	18,778	288,055
EMCOR Group, Inc.	31,693	849,689
Granite Construction, Inc.	18,340	435,025
Great Lakes Dredge & Dock Corp.	28,057	155,997
Orion Marine Group, Inc. (a)	12,922	85,931
Primoris Services Corp.	12,693	189,506
Sterling Construction Co., Inc. (a)	7,801	84,017
Tutor Perini Corp. (a)	14,835	183,064

		2,271,284

Consumer Electronics – 0.2%
RealD, Inc. (a)	19,562	155,322
Skullcandy, Inc. (a)(b)	4,396	55,038
TiVo, Inc. (a)(b)	56,430	506,177
Universal Electronics, Inc. (a)(b)	7,133	120,334

Common Stocks	Shares	Value
Consumer Electronics (concluded)
VOXX International Corp. (a)	8,683	$73,371
XO Group, Inc. (a)	13,531	112,849
Zagg, Inc. (a)(b)	10,337	73,083

		1,096,174

Consumer Lending – 0.8%
Advance America, Cash Advance Centers, Inc.	26,449	236,719
Cash America International, Inc.	13,996	652,633
Credit Acceptance Corp. (a)	3,203	263,543
Encore Capital Group, Inc. (a)	7,752	164,807
Ezcorp, Inc. (a)	22,360	589,633
First Cash Financial Services, Inc. (a)	14,932	523,964
The First Marblehead Corp. (a)	26,647	31,177
Imperial Holdings, Inc. (a)	9,011	16,941
MGIC Investment Corp. (a)	89,132	332,462
MoneyGram International, Inc. (a)	5,083	90,223
Nelnet, Inc., Class A	12,337	301,886
Netspend Holdings, Inc. (a)	12,805	103,849
Nicholas Financial, Inc.	4,794	61,459
Portfolio Recovery Associates, Inc. (a)(b)	8,159	550,896
World Acceptance Corp. (a)	7,172	527,142

		4,447,334

Consumer Services: Miscellaneous – 0.5%
Ancestry.com, Inc. (a)	14,983	344,010
Coinstar, Inc. (a)(b)	14,849	677,708
Core-Mark Holdings Co., Inc.	5,369	212,613
Move, Inc. (a)	18,840	119,069
NutriSystem, Inc.	12,826	165,840
Sotheby’s, Class A	32,021	913,559
Steiner Leisure Ltd. (a)	7,123	323,313

		2,756,112

Containers & Packaging – 0.1%
AEP Industries, Inc. (a)	2,035	57,285
Graphic Packaging Holding Co. (a)(b)	75,722	322,576
Myers Industries, Inc.	14,210	175,351

		555,212

Copper – 0.0%
Revett Minerals, Inc. (a)	11,474	54,157

Cosmetics – 0.1%
Elizabeth Arden, Inc. (a)(b)	11,589	429,257
Inter Parfums, Inc.	7,716	120,061
Revlon, Inc., Class A (a)	5,183	77,071

		626,389

Diversified Financial Services – 0.5%
California First National Bancorp	748	12,028
DFC Global Corp. (a)	20,690	373,661
Duff & Phelps Corp.	14,556	211,062
Edelman Financial Group, Inc.	9,526	62,586
Evercore Partners, Inc., Class A	9,972	265,455
FBR & Co. (a)	22,110	45,325
Fidus Investment Corp.	2,247	29,144
Gleacher & Co., Inc. (a)	33,671	56,567
Intersections, Inc.	4,528	50,215
Main Street Capital Corp.	10,768	228,712
Piper Jaffray Cos. (a)	7,480	151,096
Stifel Financial Corp. (a)(b)	25,457	815,897
Triangle Capital Corp.	10,488	200,531

		2,502,279

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011	57

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Diversified Manufacturing Operations – 0.4%
A.M. Castle & Co. (a)	7,685	$72,700
Barnes Group, Inc.	25,822	622,568
Federal Signal Corp. (a)	29,432	122,143
Lydall, Inc. (a)	8,147	77,315
OSI Systems, Inc. (a)	9,027	440,337
Raven Industries, Inc.	8,572	530,607
Standex International Corp.	5,924	202,423
Trimas Corp. (a)(b)	12,109	217,357

		2,285,450

Diversified Materials & Processing – 0.9%
Belden, Inc.	22,456	747,336
Cabot Microelectronics Corp. (a)	11,139	526,318
Clarcor, Inc.	23,877	1,193,611
Encore Wire Corp.	8,804	228,024
Harbinger Group, Inc. (a)	3,798	15,230
Hexcel Corp. (a)(b)	46,405	1,123,465
Insteel Industries, Inc.	8,191	90,019
Koppers Holdings, Inc.	9,762	335,422
NL Industries, Inc.	3,389	43,955
Tredegar Corp.	11,341	251,997
Uranium Energy Corp. (a)(b)	36,447	111,528

		4,666,905

Diversified Media – 0.1%
Belo Corp., Class A	43,892	276,520
EW Scripps Co. (a)	14,938	119,653

		396,173

Diversified Retail – 0.5%
99 Cents Only Stores (a)	22,157	486,346
The Bon-Ton Stores, Inc.	6,149	20,722
Fred’s, Inc.	17,534	255,646
Geeknet, Inc. (a)	2,182	37,203
Gordmans Stores, Inc. (a)	2,697	33,901
HSN, Inc.	18,931	686,438
Overstock.com, Inc. (a)	5,374	42,132
PriceSmart, Inc.	8,418	585,809
Saks, Inc. (a)	54,655	532,886
Tuesday Morning Corp. (a)	20,424	70,463
ValueVision Media, Inc., Class A (a)	18,625	35,015
Winmark Corp.	1,041	59,722

		2,846,283

Drug & Grocery Store Chains – 0.9%
Arden Group, Inc., Class A	552	49,686
Casey’s General Stores, Inc.	18,001	927,231
The Fresh Market, Inc. (a)	13,348	532,585
GNC Holdings, Inc. (a)	10,812	313,007
Ingles Markets, Inc., Class A	5,792	87,228
Nash Finch Co.	5,726	167,657
The Pantry, Inc. (a)	10,871	130,126
PetMed Express, Inc.	9,710	100,790
Rite Aid Corp. (a)	279,057	351,612
Ruddick Corp.	23,311	993,981
Spartan Stores, Inc.	10,711	198,153
Susser Holdings Corp. (a)	4,438	100,388
Village Super Market, Inc., Class A	3,020	85,919
Weis Markets, Inc.	5,278	210,803
Winn-Dixie Stores, Inc. (a)	26,513	248,692

		4,497,858

Common Stocks	Shares	Value
Education Services – 0.5%
Ambassadors Group, Inc.	8,473	$38,213
American Public Education, Inc. (a)	8,462	366,235
Archipelago Learning, Inc. (a)(b)	6,056	58,562
Bridgepoint Education, Inc. (a)(b)	8,469	194,787
Cambium Learning Group, Inc. (a)	7,733	23,354
Capella Education Co. (a)	6,860	247,303
Corinthian Colleges, Inc. (a)	37,719	81,850
Franklin Covey Co. (a)	6,113	51,777
Grand Canyon Education, Inc. (a)	13,564	216,481
HealthStream, Inc. (a)	8,588	158,449
K12, Inc. (a)	12,316	220,949
Lincoln Educational Services Corp.	10,581	83,590
National American University Holdings, Inc.	4,580	34,716
Rosetta Stone, Inc. (a)(b)	5,080	38,760
School Specialty, Inc. (a)	8,243	20,608
Strayer Education, Inc.	5,808	564,480
Universal Technical Institute, Inc. (a)	10,127	129,423

		2,529,537

Electronic Components – 0.7%
3D Systems Corp. (a)	19,872	286,157
Acacia Research – Acacia Technologies (a)	20,254	739,473
Checkpoint Systems, Inc. (a)	19,037	208,265
DDi Corp.	7,096	66,206
InvenSense, Inc. (a)	4,973	49,531
Kemet Corp. (a)	20,986	147,951
LeCroy Corp. (a)	7,724	64,959
Methode Electronics, Inc.	17,593	145,846
Microvision, Inc. (a)	56,035	20,178
Multi-Fineline Electronix, Inc. (a)	4,198	86,269
NVE Corp. (a)	2,245	124,665
Park Electrochemical Corp.	9,856	252,511
Pulse Electronics Corp.	19,580	54,824
Rogers Corp. (a)	7,560	278,661
ScanSource, Inc. (a)	12,795	460,620
TTM Technologies, Inc. (a)(b)	24,623	269,868
Universal Display Corp. (a)(b)	18,220	668,492
Viasystems Group, Inc. (a)	1,439	24,348

		3,948,824

Electronic Entertainment – 0.2%
DTS, Inc. (a)	8,252	224,784
Glu Mobile, Inc. (a)(b)	22,231	69,805
Take-Two Interactive Software, Inc. (a)	34,807	471,635
THQ, Inc. (a)	33,039	25,110

		791,334

Electronics – 0.5%
Agilysys, Inc. (a)	8,745	69,523
American Science & Engineering, Inc.	4,292	292,328
Coherent, Inc. (a)	11,171	583,908
Daktronics, Inc.	16,567	158,546
II-VI, Inc. (a)(b)	24,531	450,389
iRobot Corp. (a)	11,264	336,230
Newport Corp. (a)	17,763	241,755
Richardson Electronics Ltd.	6,507	79,971
Rofin-Sinar Technologies, Inc. (a)	13,494	308,338
SRS Labs, Inc. (a)	5,970	34,328

		2,555,316

See Notes to Financial Statements.

58	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Energy Equipment – 0.1%
C&J Energy Services, Inc. (a)	5,637	$117,982
Capstone Turbine Corp. (a)(b)	116,980	135,697
FuelCell Energy, Inc. (a)	60,604	52,847
PowerSecure International, Inc. (a)	8,655	42,842
STR Holdings, Inc. (a)(b)	14,354	118,134

		467,502

Engineering & Contracting Services – 0.5%
Argan, Inc.	3,614	54,969
Dycom Industries, Inc. (a)	16,707	349,510
Exponent, Inc. (a)	6,266	288,048
Furmamite Corp. (a)(b)	17,702	111,700
Hill International, Inc. (a)	11,825	60,781
Layne Christensen Co. (a)	9,302	225,108
Mastec, Inc. (a)(b)	26,858	466,523
Michael Baker Corp. (a)	3,914	76,754
Mistras Group, Inc. (a)	6,974	177,767
MYR Group, Inc. (a)	9,556	182,902
Tetra Tech, Inc. (a)	29,561	638,222
UniTek Global Services, Inc. (a)	5,345	24,213
VSE Corp.	1,973	47,904

		2,704,401

Entertainment – 0.4%
Ascent Capital Group, Inc., Class A (a)(b)	6,776	343,679
Cinemark Holdings, Inc.	44,025	814,022
Lions Gate Entertainment Corp. (a)	21,300	177,216
Live Nation Entertainment, Inc. (a)	66,892	555,873
Rentrak Corp. (a)	4,526	64,631
World Wrestling Entertainment, Inc.	13,062	121,738

		2,077,159

Environmental, Maintenance, & Security Service – 0.7%
ABM Industries, Inc.	25,134	518,263
The Brink’s Co.	22,125	594,720
G&K Services, Inc., Class A	8,860	257,915
The Geo Group, Inc. (a)	30,686	513,991
Healthcare Services Group, Inc.	31,492	557,093
Mac-Gray Corp.	5,780	79,706
Rollins, Inc.	30,136	669,622
Standard Parking Corp. (a)(b)	7,452	133,167
Swisher Hygiene, Inc. (a)	40,256	150,557
Unifirst Corp.	6,701	380,215

		3,855,249

Fertilizers – 0.0%
Rentech, Inc. (a)	60,976	79,879

Financial Data & Systems – 1.0%
Advent Software, Inc. (a)	15,559	379,017
Cardtronics, Inc. (a)	20,390	551,754
Cass Information Systems, Inc.	4,395	159,934
Euronet Worldwide, Inc. (a)	24,259	448,306
Fair Isaac Corp.	16,911	606,090
Global Cash Access, Inc. (a)	14,592	64,935
Heartland Payment Systems, Inc.	18,248	444,521
Higher One Holdings, Inc. (a)(b)	14,494	267,269
Jack Henry & Associates, Inc.	40,893	1,374,414
S1 Corp. (a)	26,518	253,777
Wright Express Corp. (a)(b)	18,299	993,270

		5,543,287

Common Stocks	Shares	Value
Foods – 1.2%
B&G Foods, Inc., Class A	22,720	$546,870
The Chefs’ Warehouse, Inc. (a)	4,851	86,639
Chiquita Brands International, Inc. (a)	21,500	179,310
Diamond Foods, Inc. (b)	10,405	335,769
Dole Food Co., Inc. (a)(b)	16,959	146,695
Hain Celestial Group, Inc. (a)	16,964	621,900
J&J Snack Foods Corp.	6,785	361,505
Lancaster Colony Corp.	8,875	615,393
Lifeway Foods, Inc. (a)	2,168	20,900
Medifast, Inc. (a)(b)	6,526	89,537
Natures Sunshine Prods, Inc. (a)	5,336	82,815
Nutraceutical International Corp. (a)	4,321	48,914
Omega Protein Corp. (a)	9,091	64,819
Schiff Nutrition International, Inc. (a)	5,693	60,915
Seneca Foods Corp. (a)	4,368	112,782
Smart Balance, Inc. (a)(b)	28,204	151,173
Snyders-Lance, Inc.	22,408	504,180
Synutra International, Inc. (a)(b)	8,141	41,193
Tootsie Roll Industries, Inc.	11,318	267,897
TreeHouse Foods, Inc. (a)	16,803	1,098,580
United Natural Foods, Inc. (a)(b)	22,903	916,349

		6,354,135

Forest Products – 0.1%
Deltic Timber Corp.	5,102	308,110
Universal Forest Products, Inc.	9,235	285,084

		593,194

Forms & Bulk Printing Services – 0.3%
Consolidated Graphics, Inc. (a)	3,997	192,975
Deluxe Corp.	24,380	554,889
Ennis, Inc.	12,397	165,252
Innerworkings, Inc. (a)	12,211	113,685
Multi-Color Corp.	5,395	138,813
Quad/Graphics, Inc.	11,953	171,406
Schawk, Inc.	5,492	61,565

		1,398,585

Fruit & Grain Processing – 0.0%
MGP Ingredients, Inc.	5,933	29,902

Funeral Parlors & Cemeteries – 0.2%
Hillenbrand, Inc.	29,712	663,172
Matthews International Corp., Class A	13,983	439,485
Stewart Enterprises, Inc., Class A	37,517	216,098

		1,318,755

Gas Pipeline – 0.1%
Crosstex Energy, Inc.	19,431	245,608
SemGroup Corp. (a)(b)	19,777	515,388

		760,996

Glass – 0.0%
Apogee Enterprises, Inc.	13,399	164,272

Gold – 0.4%
Coeur d’Alene Mines Corp. (a)	42,408	1,023,729
Gold Resource Corp.	13,460	286,025
Golden Star Resources Ltd. (a)(b)	122,752	202,541
Jaguar Mining, Inc. (a)(b)	39,992	255,149
Midway Gold Corp. (a)	40,597	85,660
U.S. Gold Corp. (a)	49,992	167,973
Vista Gold Corp. (a)	33,160	101,801

		2,122,878

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011	59

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Facilities – 0.6%
Amsurg Corp. (a)	14,801	$385,418
Assisted Living Concepts, Inc.	9,281	138,194
Capital Senior Living Corp. (a)	12,922	102,601
Emeritus Corp. (a)	14,469	253,352
The Ensign Group, Inc.	7,718	189,091
Five Star Quality Care, Inc. (a)	19,302	57,906
Hanger Orthopedic Group, Inc. (a)	15,856	296,349
HealthSouth Corp. (a)	45,064	796,281
Kindred Healthcare, Inc. (a)(b)	24,649	290,119
National Healthcare Corp.	4,865	203,843
Select Medical Holdings Corp. (a)(b)	21,240	180,115
Skilled Healthcare Group, Inc., Class A (a)	8,991	49,091
Sunrise Senior Living, Inc. (a)	27,289	176,833
US Physical Therapy, Inc.	5,563	109,480
Vanguard Health Systems, Inc. (a)	14,470	147,883

		3,376,556

Health Care Management Services – 1.1%
American Dental Partners, Inc. (a)	7,275	136,988
Bioscript, Inc. (a)	19,292	105,334
Centene Corp. (a)	23,701	938,323
Computer Programs & Systems, Inc.	5,248	268,225
HealthSpring, Inc. (a)	32,105	1,751,007
Magellan Health Services, Inc. (a)	13,463	666,015
Metropolitan Health Networks, Inc. (a)	20,140	150,446
Molina Healthcare, Inc. (a)(b)	13,303	297,056
National Research Corp.	821	31,863
Triple-S Management Corp. (a)	9,321	186,606
Universal American Corp.	15,309	194,577
WellCare Health Plans, Inc. (a)	20,166	1,058,715

		5,785,155

Health Care Services – 1.4%
Accretive Health, Inc. (a)(b)	18,956	435,609
Air Methods Corp. (a)	5,365	453,074
Alliance Healthcare Services, Inc. (a)	12,487	15,734
Almost Family, Inc. (a)	4,000	66,320
Amedisys, Inc. (a)	13,985	152,576
AMN Healthcare Services, Inc. (a)	18,439	81,685
athenahealth, Inc. (a)	16,510	810,971
CardioNet, Inc. (a)	12,314	29,184
Chemed Corp.	9,400	481,374
Chindex International, Inc. (a)	5,206	44,355
Corvel Corp. (a)(b)	3,006	155,440
Cross Country Healthcare, Inc. (a)	13,175	73,121
ePocrates, Inc. (a)	3,229	25,186
ExamWorks Group, Inc. (a)	12,860	121,913
Gentiva Health Services, Inc. (a)	14,662	98,969
Healthways, Inc. (a)	16,153	110,810
HMS Holdings Corp. (a)	40,142	1,283,741
IPC The Hospitalist Co., Inc. (a)(b)	7,750	354,330
LHC Group, Inc. (a)	7,498	96,199
Medidata Solutions, Inc. (a)	9,937	216,130
MedQuist Holdings, Inc. (a)	15,801	152,006
MWI Veterinary Supply, Inc. (a)	5,954	395,584
Omnicell, Inc. (a)(b)	15,704	259,430
PharMerica Corp. (a)	13,882	210,729
Quality Systems, Inc.	18,354	678,914
Sun Healthcare Group, Inc. (a)	11,809	45,819
Team Health Holdings, Inc. (a)	12,613	278,369
Transcend Services, Inc. (a)	4,103	97,364

		7,224,936

Common Stocks	Shares	Value
Health Care: Miscellaneous – 0.1%
MedAssets, Inc. (a)	22,561	$208,689
The Providence Service Corp. (a)	6,087	83,757

		292,446

Home Building – 0.3%
Beazer Homes USA, Inc. (a)(b)	35,484	88,000
Hovnanian Enterprises, Inc., Class A (a)(b)	29,261	42,429
KB Home	36,488	245,199
M/I Homes, Inc. (a)	8,906	85,498
MDC Holdings, Inc.	17,806	313,920
Meritage Homes Corp. (a)(b)	13,242	307,082
Ryland Group, Inc.	21,024	331,338
Standard-Pacific Corp. (a)	50,460	160,463

		1,573,929

Hotel/Motel – 0.2%
Gaylord Entertainment Co. (a)	16,877	407,411
Marcus Corp.	9,730	122,695
Morgans Hotel Group Co. (a)	10,390	61,301
Orient Express Hotels Ltd., Class A (a)	45,225	337,831
Red Lion Hotels Corp. (a)	6,853	47,491

		976,729

Household Appliances – 0.0%
National Presto Industries, Inc.	2,272	212,659

Household Equipment & Products – 0.2%
American Greetings Corp., Class A	19,151	239,579
Blyth, Inc.	2,468	140,182
Central Garden & Pet Co., Class A (a)	19,962	166,084
CSS Industries, Inc.	3,805	75,796
Helen of Troy Ltd. (a)(b)	14,639	449,417
Libbey, Inc. (a)	9,434	120,189
Summer Infant, Inc. (a)	6,386	44,958

		1,236,205

Household Furnishings – 0.3%
American Woodmark Corp.	4,442	60,678
Ethan Allen Interiors, Inc.	11,455	271,598
Furniture Brands International, Inc. (a)	17,997	22,136
Kirkland’s, Inc. (a)	7,813	103,913
La-Z-Boy, Inc. (a)	24,613	292,895
Lifetime Brands, Inc.	4,588	55,698
Sealy Corp. (a)	22,615	38,898
Select Comfort Corp. (a)	26,369	571,943

		1,417,759

Insurance: Life – 0.7%
American Equity Investment Life Holding Co.	28,222	293,509
Citizens, Inc. (a)	18,001	174,430
CNO Financial Group, Inc. (a)(b)	105,106	663,219
Delphi Financial Group, Inc., Class A	22,895	1,014,248
FBL Financial Group, Inc., Class A	6,097	207,420
Independence Holding Co.	3,234	26,292
Kansas City Life Insurance Co.	1,939	63,638
National Western Life Insurance Co., Class A	1,025	139,564
The Phoenix Cos., Inc. (a)	55,522	93,277
Presidential Life Corp.	10,338	103,276
Primerica, Inc.	16,070	373,467
Symetra Financial Corp.	32,141	291,519

		3,443,859

See Notes to Financial Statements.

60	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance: Multi-Line – 0.5%
Alterra Capital Holdings Ltd.	43,121	$1,018,949
Crawford & Co., Class B	12,825	79,002
eHealth, Inc. (a)	9,732	143,061
Flagstone Reinsurance Holdings SA	25,091	208,004
Fortegra Financial Corp. (a)	2,884	19,265
Horace Mann Educators Corp.	19,062	261,340
Maiden Holdings Ltd.	24,243	212,369
Pico Holdings, Inc. (a)	10,804	222,346
Platinum Underwriters Holdings Ltd.	17,744	605,248

		2,769,584

Insurance: Property-Casualty – 1.6%
American Safety Insurance Holdings Ltd. (a)	4,999	108,728
Amerisafe, Inc. (a)	8,816	204,972
AmTrust Financial Services, Inc.	11,563	274,621
Argo Group International Holdings Ltd.	13,125	380,100
Baldwin & Lyons, Inc., Class B	4,154	90,557
Donegal Group, Inc., Class A	3,731	52,831
EMC Insurance Group, Inc.	2,404	49,450
Employers Holdings, Inc.	10,430	188,679
Enstar Group Ltd. (a)(b)	3,270	321,114
First American Financial Corp.	50,011	633,639
Global Indemnity Plc (a)	6,538	129,649
Greenlight Capital Re Ltd. (a)	13,364	316,326
Hallmark Financial Services, Inc. (a)	5,643	39,445
Harleysville Group, Inc.	5,832	329,916
Hilltop Holdings, Inc. (a)	19,048	160,956
Infinity Property & Casualty Corp.	5,929	336,411
Meadowbrook Insurance Group, Inc.	25,541	272,778
Montpelier Re Holdings Ltd. (b)	29,708	527,317
National Interstate Corp.	3,410	84,125
Navigators Group, Inc. (a)	5,566	265,387
OneBeacon Insurance Group Ltd.	10,682	164,396
ProAssurance Corp.	14,523	1,159,226
Radian Group, Inc.	63,300	148,122
RLI Corp.	8,749	637,452
Safety Insurance Group, Inc.	6,101	246,969
SeaBright Holdings, Inc.	9,719	74,350
Selective Insurance Group, Inc.	25,804	457,505
State Auto Financial Corp.	7,153	97,209
Stewart Information Services Corp.	8,673	100,173
Tower Group, Inc.	17,623	355,456
United Fire & Casualty Co.	10,340	208,661
Universal Insurance Holdings, Inc.	9,601	34,372

		8,450,892

International Trade & Diversified Logistic – 0.0%
Global Sources Ltd. (a)	5,710	27,694

Leisure Time – 1.0%
Black Diamond, Inc. (a)	6,315	47,173
Callaway Golf Co.	30,501	168,671
Churchill Downs, Inc.	5,942	309,756
International Speedway Corp., Class A	13,960	353,886
Interval Leisure Group, Inc. (a)	19,070	259,543
Johnson Outdoors, Inc. (a)	2,238	34,353
Life Time Fitness, Inc. (a)	20,029	936,356
Orbitz Worldwide, Inc. (a)	9,706	36,495
Pool Corp.	22,827	687,093
Six Flags Entertainment Corp.	19,748	814,408
Smith & Wesson Holding Corp. (a)	28,537	124,421
Speedway Motorsports, Inc.	5,600	85,848

Common Stocks	Shares	Value
Leisure Time (concluded)
Steinway Musical Instruments, Inc. (a)	3,113	$77,950
Sturm Ruger & Co., Inc.	8,939	299,099
Town Sports International Holdings, Inc. (a)	9,527	70,023
Vail Resorts, Inc.	17,051	722,280
West Marine, Inc. (a)	6,834	79,479

		5,106,834

Luxury Items – 0.0%
Movado Group, Inc.	8,215	149,267

Machinery: Agricultural – 0.2%
Alamo Group, Inc.	3,161	85,126
Lindsay Manufacturing Co.	5,949	326,541
Titan International, Inc.	19,942	388,071
Titan Machinery, Inc. (a)	7,295	158,520

		958,258

Machinery: Construction & Handling – 0.1%
Astec Industries, Inc. (a)(b)	9,444	304,191
Douglas Dynamics, Inc.	8,847	129,343
NACCO Industries, Inc., Class A	2,762	246,426

		679,960

Machinery: Engines – 0.1%
Briggs & Stratton Corp.	23,907	370,319

Machinery: Industrial – 1.3%
Actuant Corp., Class A	32,487	737,130
Altra Holdings, Inc. (a)	12,752	240,120
Applied Industrial Technologies, Inc.	20,078	706,143
Chart Industries, Inc. (a)	13,922	752,763
Colfax Corp. (a)(b)	11,643	331,593
Columbus McKinnon Corp. (a)	9,137	115,949
DXP Enterprises, Inc. (a)	4,107	132,245
EnPro Industries, Inc. (a)	9,771	322,248
Flow International Corp. (a)	22,530	78,855
Graham Corp.	4,683	105,086
John Bean Technologies Corp.	13,578	208,694
Kadant, Inc. (a)	5,840	132,042
Middleby Corp. (a)	8,873	834,417
MTS Systems Corp.	7,391	301,183
Omega Flex, Inc. (a)	1,035	14,625
Sauer-Danfoss, Inc. (a)	5,491	198,829
Tecumseh Products Co., Class A (a)	9,230	43,381
Tennant Co.	9,074	352,706
Twin Disc, Inc.	4,023	146,115
Woodward, Inc.	29,162	1,193,601

		6,947,725

Machinery: Specialty – 0.1%
Albany International Corp., Class A	13,090	302,641
Cascade Corp.	4,350	205,189
Hurco Cos., Inc. (a)	3,007	63,147
Xerium Technologies, Inc. (a)	4,914	32,138

		603,115

Manufactured Housing – 0.0%
Cavco Industries, Inc. (a)	3,234	129,554
Skyline Corp.	3,592	15,625

		145,179

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011	61

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Medical & Dental Instruments & Supplies – 2.3%
Abiomed, Inc. (a)	15,032	$277,641
Align Technology, Inc. (a)	29,091	690,184
Alphatec Holdings, Inc. (a)	26,027	44,766
AngioDynamics, Inc. (a)	11,832	175,232
Antares Pharma, Inc. (a)	41,066	90,345
AtriCure, Inc. (a)	6,689	74,248
Atrion Corp.	745	178,971
Biolase Technology, Inc. (a)(b)	15,131	38,887
Cantel Medical Corp.	6,260	174,842
Cardiovascular Systems, Inc. (a)	7,037	69,314
Cerus Corp. (a)	22,757	63,720
Conceptus, Inc. (a)(b)	14,783	186,857
CONMED Corp. (a)	13,407	344,158
CryoLife, Inc. (a)	13,061	62,693
Delcath Systems, Inc. (a)	22,814	69,583
Endologix, Inc. (a)(b)	23,197	266,302
Exactech, Inc. (a)	3,914	64,464
Hansen Medical, Inc. (a)	22,917	59,126
Heartware International, Inc. (a)(b)	5,667	391,023
ICU Medical, Inc. (a)(b)	5,745	258,525
Insulet Corp. (a)	21,774	410,004
Integra LifeSciences Holdings Corp. (a)	9,273	285,887
Invacare Corp.	13,565	207,409
Landauer, Inc.	4,458	229,587
MAKO Surgical Corp. (a)(b)	15,142	381,730
Medical Action Industries, Inc. (a)	7,424	38,827
Medtox Scientific, Inc. (a)	3,636	51,086
Meridian Bioscience, Inc.	19,492	367,229
Merit Medical Systems, Inc. (a)	19,871	265,874
Navidea Biopharmaceuticals, Inc. (a)(b)	44,826	117,444
Neogen Corp. (a)(b)	11,018	337,591
NuVasive, Inc. (a)	20,025	252,115
OraSure Technologies, Inc. (a)	22,164	201,914
Orthofix International NV (a)(b)	8,540	300,864
Owens & Minor, Inc.	30,182	838,758
PSS World Medical, Inc. (a)	26,276	635,616
Quidel Corp. (a)	13,503	204,300
Rockwell Medical Technologies, Inc. (a)	7,600	64,372
Staar Surgical Co. (a)	16,890	177,176
Steris Corp.	28,068	836,988
SurModics, Inc. (a)	7,255	106,358
Symmetry Medical, Inc. (a)(b)	17,287	138,123
Synovis Life Technologies, Inc. (a)	5,430	151,117
Tornier NV (a)	5,003	90,054
Unilife Corp. (a)(b)	31,256	97,519
Uroplasty, Inc. (a)	9,381	39,869
Vascular Solutions, Inc. (a)	8,035	89,430
Volcano Corp. (a)(b)	24,687	587,304
West Pharmaceutical Services, Inc.	15,857	601,773
Wright Medical Group, Inc. (a)	18,472	304,788
Young Innovations, Inc.	2,668	79,053

		12,071,040

Medical Equipment – 1.2%
Abaxis, Inc. (a)	10,684	295,626
Accuray, Inc. (a)(b)	32,499	137,471
Affymetrix, Inc. (a)	33,479	136,929
Analogic Corp.	5,942	340,595
ArthroCare Corp. (a)	12,943	410,034
Bacterin International Holdings, Inc. (a)	11,255	32,189
Cyberonics, Inc. (a)(b)	13,413	449,336

Common Stocks	Shares	Value
Medical Equipment (concluded)
Cynosure, Inc., Class A (a)	4,437	$52,179
DexCom, Inc. (a)(b)	31,840	296,430
Fluidigm Corp. (a)	3,010	39,612
Greatbatch, Inc. (a)(b)	11,021	243,564
Haemonetics Corp. (a)	12,151	743,884
IRIS International, Inc. (a)	8,469	79,185
Luminex Corp. (a)(b)	17,913	380,293
Masimo Corp. (a)	24,916	465,556
Merge Healthcare, Inc. (a)(b)	26,322	127,662
Natus Medical, Inc. (a)(b)	13,783	129,974
NxStage Medical, Inc. (a)(b)	21,142	375,905
Palomar Medical Technologies, Inc. (a)	8,833	82,147
Solta Medical, Inc. (a)	28,997	91,051
SonoSite, Inc. (a)	6,525	351,437
Spectranetic Corp. (a)	15,846	114,408
Stereotaxis, Inc. (a)(b)	22,866	18,832
Synergetics USA, Inc. (a)	10,435	77,010
Zeltiq Aesthetics, Inc. (a)(b)	3,371	38,295
Zoll Medical Corp. (a)	10,385	656,124

		6,165,728

Medical Services – 0.2%
Bio-Reference Labs, Inc. (a)	11,626	189,155
eResearch Technology, Inc. (a)	23,294	109,249
Neostem, Inc. (a)	10,587	5,367
Parexel International Corp. (a)	27,893	578,501
RadNet, Inc. (a)	15,292	32,572

		914,844

Metal Fabricating – 0.6%
Ampco-Pittsburgh Corp.	4,056	78,443
Compx International, Inc.	465	6,849
Dynamic Materials Corp.	6,343	125,465
Haynes International, Inc.	5,787	315,970
Kaydon Corp.	15,457	471,438
L.B. Foster Co., Class A	4,278	121,025
Lawson Products, Inc.	1,669	25,753
Metals USA Holdings Corp. (a)	5,466	61,492
Mueller Industries, Inc.	17,918	688,410
Mueller Water Products, Inc., Series A	73,779	180,021
NN, Inc. (a)	7,696	46,176
Northwest Pipe Co. (a)	4,314	98,618
RBC Bearings, Inc. (a)(b)	10,388	433,180
RTI International Metals, Inc. (a)	14,290	331,671
Worthington Industries, Inc.	27,245	446,273

		3,430,784

Metals & Minerals: Diversified – 0.6%
AMCOL International Corp.	11,555	310,252
General Moly, Inc. (a)(b)	31,951	98,729
Globe Specialty Metals, Inc.	29,875	400,026
Hecla Mining Co.	132,357	692,227
Materion Corp. (a)(b)	9,674	234,885
Minerals Technologies, Inc.	8,637	488,250
Oil-Dri Corp. of America	2,369	47,948
Paramount Gold and Silver Corp. (a)(b)	55,682	119,159
SunCoke Energy, Inc. (a)	6,236	69,843
Thompson Creek Metals Co., Inc. (a)	72,435	504,148
United States Lime & Minerals, Inc. (a)	1,227	73,755
Ur-Energy, Inc. (a)	52,825	45,377
Uranerz Energy Corp. (a)(b)	30,397	55,322

See Notes to Financial Statements.

62	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Metals & Minerals: Diversified (concluded)
Uranium Resources, Inc. (a)(b)	47,358	$34,382
US Energy Corp. – Wyoming (a)	12,129	35,295

		3,209,598

Miscellaneous Consumer Staples – 0.0%
Spectrum Brands Holdings, Inc. (a)	7,890	216,186

Office Supplies & Equipment – 0.6%
ACCO Brands Corp. (a)	26,177	252,608
AT Cross Co. (a)	4,711	53,140
Electronics for Imaging, Inc. (a)	22,108	315,039
Herman Miller, Inc.	27,163	501,157
HNI Corp.	21,239	554,338
Kimball International, Inc., Class B	14,562	73,829
Knoll, Inc.	22,706	337,184
Steelcase, Inc., Class A	37,773	281,787
United Stationers, Inc.	20,191	657,419

		3,026,501

Offshore Drilling & Other Services – 0.1%
Hercules Offshore, Inc. (a)	54,560	242,246
Vantage Drilling Co. (a)	81,823	94,915

		337,161

Oil Well Equipment & Services – 1.9%
Basic Energy Services, Inc. (a)(b)	11,412	224,816
Cal Dive International, Inc. (a)	45,279	101,878
Complete Production Services, Inc. (a)	37,404	1,255,278
Dawson Geophysical Co. (a)(b)	3,753	148,356
Dril-Quip, Inc. (a)	16,281	1,071,615
Exterran Holdings, Inc. (a)	30,232	275,111
Flotek Industries, Inc. (a)	23,662	235,674
Geokinetics, Inc. (a)	4,972	10,690
Global Geophysical Services, Inc. (a)	8,570	57,590
Golar LNG Ltd.	18,899	840,061
Gulf Island Fabrication, Inc.	6,818	199,154
Helix Energy Solutions Group, Inc. (a)	50,225	793,555
Hornbeck Offshore Services, Inc. (a)	14,614	453,326
ION Geophysical Corp. (a)	62,335	382,114
Key Energy Services, Inc. (a)(b)	59,128	914,710
Lufkin Industries, Inc.	14,433	971,485
Matrix Service Co. (a)	12,587	118,821
Mitcham Industries, Inc. (a)	5,707	124,641
Natural Gas Services Group, Inc. (a)	5,790	83,723
Newpark Resources, Inc. (a)(b)	42,869	407,256
OYO Geospace Corp. (a)(b)	2,059	159,222
Parker Drilling Co. (a)	55,343	396,809
Pioneer Drilling Co. (a)	29,247	283,111
RigNet, Inc. (a)	2,632	44,060
Tesco Corp. (a)	14,361	181,523
Tetra Technologies, Inc. (a)	36,470	340,630
Union Drilling, Inc. (a)	6,948	43,356
Willbros Group, Inc. (a)	19,055	69,932

		10,188,497

Oil: Crude Producers – 3.1%
Abraxas Petroleum Corp. (a)	39,095	129,014
Apco Oil and Gas International, Inc.	4,327	353,602
Approach Resources, Inc. (a)	12,348	363,155
ATP Oil & Gas Corp. (a)(b)	21,096	155,267
Berry Petroleum Co., Class A	24,425	1,026,339
Bill Barrett Corp. (a)	22,347	761,362

Common Stocks	Shares	Value
Oil: Crude Producers (concluded)
BPZ Resources, Inc. (a)(b)	48,421	$137,516
Callon Petroleum Co. (a)	18,282	90,862
CAMAC Energy, Inc. (a)	30,744	31,051
Carrizo Oil & Gas, Inc. (a)	18,443	485,973
Cheniere Energy, Inc. (a)	39,224	340,857
Clayton Williams Energy, Inc. (a)	2,801	212,540
Comstock Resources, Inc. (a)	22,561	345,183
Contango Oil & Gas Co. (a)	5,769	335,640
Crimson Exploration, Inc. (a)	10,671	30,519
Endeavour International Corp. (a)(b)	17,609	153,022
Energy Partners Ltd. (a)	13,752	200,779
Energy XXI Bermuda Ltd. (a)	35,686	1,137,670
Evolution Petroleum Corp. (a)	7,349	59,159
FX Energy, Inc. (a)	24,891	119,477
Gastar Exploration Ltd. (a)	27,138	86,299
GeoResources, Inc. (a)	9,515	278,885
GMX Resources, Inc. (a)(b)	29,313	36,641
Goodrich Petroleum Corp. (a)	12,264	168,385
Gulfport Energy Corp. (a)(b)	21,612	636,473
Harvest Natural Resources, Inc. (a)(b)	16,095	118,781
Houston American Energy Corp. (a)	7,876	96,008
Hyperdynamics Corp. (a)(b)	73,797	180,803
Isramco, Inc. (a)(b)	519	46,482
Kodiak Oil & Gas Corp. (a)	122,099	1,159,940
Magnum Hunter Resources Corp. (a)(b)	52,832	284,764
McMoRan Exploration Co. (a)	46,551	677,317
Northern Oil And Gas, Inc. (a)	29,918	717,434
Oasis Petroleum, Inc. (a)	28,205	820,483
Panhandle Oil & Gas, Inc.	3,334	109,389
Penn Virginia Corp.	21,677	114,671
Petroleum Development Corp. (a)(b)	11,148	391,406
Petroquest Energy, Inc. (a)	26,582	175,441
Resolute Energy Corp. (a)	21,799	235,429
Rex Energy Corp. (a)	16,543	244,175
Rosetta Resources, Inc. (a)	25,101	1,091,893
Stone Energy Corp. (a)	23,223	612,623
Swift Energy Co. (a)	20,100	597,372
Triangle Petroleum Corp. (a)	20,435	121,997
Vaalco Energy, Inc. (a)	24,357	147,116
Venoco, Inc. (a)	14,035	95,017
Voyager Oil & Gas, Inc. (a)	22,061	56,697
W&T Offshore, Inc.	16,551	351,047
Warren Resources, Inc. (a)	34,143	111,306
Zion Oil & Gas, Inc. (a)	14,905	32,940

		16,266,201

Oil: Integrated – 0.1%
Targa Resources, Inc.	7,763	315,876

Oil: Refining & Marketing – 0.6%
Alon USA Energy, Inc.	5,327	46,398
Clean Energy Fuels Corp. (a)(b)	23,709	295,414
CVR Energy, Inc. (a)	41,695	780,947
Delek US Holdings, Inc.	6,993	79,790
Miller Energy Resources, Inc. (a)(b)	14,093	39,320
Western Refining, Inc.	25,158	334,350
World Fuel Services Corp.	33,656	1,412,879

		2,989,098

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011	63

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Paints & Coatings – 0.1%
Chase Corp.	2,961	$41,158
Ferro Corp. (a)	41,124	201,096
H.B. Fuller Co.	23,426	541,375

		783,629

Paper – 0.5%
Boise, Inc.	43,378	308,851
Buckeye Technologies, Inc.	18,895	631,849
Clearwater Paper Corp. (a)	10,888	387,722
Kapstone Paper and Packaging Corp. (a)	18,475	290,797
Neenah Paper, Inc. (a)	7,042	157,177
P.H. Glatfelter Co.	20,610	291,013
Schweitzer-Mauduit International, Inc.	7,619	506,359
Verso Paper Corp. (a)	7,798	7,486
Wausau Paper Corp.	23,292	192,392

		2,773,646

Personal Care – 0.1%
Female Health Co.	9,039	40,766
USANA Health Sciences, Inc. (a)	3,094	93,965
WD-40 Co.	7,584	306,469

		441,200

Pharmaceuticals – 2.1%
Achillion Pharmaceuticals, Inc. (a)	22,518	171,587
Acura Pharmaceuticals, Inc. (a)(b)	5,146	17,960
Akorn, Inc. (a)	26,658	296,437
Ampio Pharmaceuticals, Inc. (a)	9,874	42,162
Anacor Pharmaceuticals, Inc. (a)	4,928	30,554
Ardea Biosciences, Inc. (a)(b)	7,990	134,312
Auxilium Pharmaceuticals, Inc. (a)	22,704	452,491
Avanir Pharmaceuticals, Inc. (a)	58,920	120,786
BioCryst Pharmaceuticals, Inc. (a)	13,221	32,656
Biospecifics Technologies (a)	2,290	38,060
Cadence Pharmaceuticals, Inc. (a)	23,966	94,666
Cambrex Corp. (a)	13,881	99,666
Cleveland BioLabs, Inc. (a)	14,174	40,538
Columbia Laboratories, Inc. (a)(b)	18,549	46,373
Corcept Therapeutics, Inc. (a)	19,494	66,669
Depomed, Inc. (a)	25,551	132,354
Durect Corp. (a)	38,471	45,396
Dusa Pharmaceuticals, Inc. (a)	11,325	49,603
Endocyte, Inc. (a)	8,597	32,325
Hi-Tech Pharmacal Co., Inc. (a)	4,926	191,572
Impax Laboratories, Inc. (a)(b)	30,988	625,028
Infinity Pharmaceuticals, Inc. (a)	9,072	80,196
Ironwood Pharmaceuticals, Inc. (a)	23,990	287,160
Isis Pharmaceuticals, Inc. (a)	47,196	340,283
ISTA Pharmaceuticals, Inc. (a)	15,264	107,611
Jazz Pharmaceuticals, Inc. (a)	10,474	404,611
K-V Pharmaceutical Co., Class A (a)	23,470	32,858
Lannett Co., Inc. (a)	8,104	35,820
MAP Pharmaceuticals, Inc. (a)	10,405	137,034
The Medicines Co. (a)	25,557	476,382
Medicis Pharmaceutical Corp., Class A	29,273	973,327
Obagi Medical Products, Inc. (a)	8,902	90,444
Optimer Pharmaceuticals, Inc. (a)(b)	21,947	268,631
Pacira Pharmaceuticals, Inc. (a)	3,318	28,701
Pain Therapeutics, Inc. (a)	18,264	69,403
Par Pharmaceutical Cos., Inc. (a)	17,182	562,367
Pernix Therapeutics Holdings, Inc. (a)	1,687	15,622

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Pharmacyclics, Inc. (a)	21,753	$322,379
Pozen, Inc. (a)	12,270	48,467
Prestige Brands Holdings, Inc. (a)	23,899	269,342
Questcor Pharmaceuticals, Inc. (a)	25,174	1,046,735
Sagent Pharmaceuticals, Inc. (a)	3,074	64,554
Salix Pharmaceuticals Ltd. (a)	27,677	1,324,344
Santarus, Inc. (a)	25,288	83,703
Sciclone Pharmaceuticals, Inc. (a)(b)	16,383	70,283
SIGA Technologies, Inc. (a)(b)	15,618	39,357
Spectrum Pharmaceuticals, Inc. (a)(b)	27,212	398,112
Vical, Inc. (a)	34,062	150,213
Vivus, Inc. (a)	42,154	411,001
Xenoport, Inc. (a)	16,389	62,442
Zogenix, Inc. (a)	9,795	21,941

		10,984,518

Photography – 0.0%
Eastman Kodak Co. (a)(b)	137,534	89,328

Plastics – 0.1%
A. Schulman, Inc.	14,633	309,927
Spartech Corp. (a)	14,719	69,621

		379,548

Power Transmission Equipment – 0.2%
Active Power, Inc. (a)	40,379	26,650
Advanced Energy Industries, Inc. (a)	20,680	221,896
Generac Holdings, Inc. (a)	11,802	330,810
Global Power Equipment Group, Inc. (a)	7,461	177,199
Maxwell Technologies, Inc. (a)	13,224	214,758
Powell Industries, Inc. (a)	4,174	130,563
Power-One, Inc. (a)	32,347	126,477
Vicor Corp.	9,374	74,617

		1,302,970

Precious Metals & Minerals – 0.2%
Golden Minerals Co. (a)	13,345	77,535
Horsehead Holding Corp. (a)	20,743	186,894
Stillwater Mining Co. (a)	54,646	571,597

		836,026

Printing & Copying Services – 0.0%
Casella Waste Systems, Inc. (a)	11,898	76,147
Cenveo, Inc. (a)	25,778	87,645

		163,792

Producer Durables: Miscellaneous – 0.1%
Blount International, Inc. (a)	23,010	334,105
Park-Ohio Holdings Corp. (a)(b)	3,889	69,380

		403,485

Production Technology Equipment – 1.3%
ATMI, Inc. (a)(b)(c)	15,023	300,911
Axcelis Technologies, Inc. (a)	50,821	67,592
Brooks Automation, Inc.	31,418	322,663
Cognex Corp.	19,650	703,274
Cohu, Inc.	11,475	130,241
Cymer, Inc. (a)	14,461	719,579
Electro Scientific Industries, Inc.	10,686	154,733
Entegris, Inc. (a)	63,753	556,245
FEI Co. (a)	18,330	747,497
FSI International, Inc. (a)	18,509	67,743
GSI Group, Inc. (a)	12,244	125,256
Intevac, Inc. (a)(b)	10,909	80,727
Kulicke & Soffa Industries, Inc. (a)	34,180	316,165

See Notes to Financial Statements.

64	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Production Technology Equipment (concluded)
LTX-Credence Corp. (a)	23,507	$125,763
MKS Instruments, Inc.	24,760	688,823
Nanometrics, Inc. (a)	9,536	175,653
Photronics, Inc. (a)	27,962	170,009
Rudolph Technologies, Inc. (a)(b)	14,997	138,872
Tessera Technologies, Inc. (a)	24,262	406,389
Ultra Clean Holdings, Inc. (a)	10,712	65,450
Ultratech, Inc. (a)	11,911	292,653
Veeco Instruments, Inc. (a)	19,309	401,627

		6,757,865

Publishing – 0.4%
AH Belo Corp.	8,552	40,622
Courier Corp.	4,851	56,902
The Dolan Co. (a)	14,336	122,143
Journal Communications, Inc., Class A (a)	20,633	90,785
Martha Stewart Living Omnimedia, Inc., Class A	12,937	56,923
McClatchy Co., Class A (a)(b)	27,142	64,869
Meredith Corp.	17,216	562,102
The New York Times Co., Class A (a)	64,963	502,164
Scholastic Corp.	12,577	376,933
Value Line, Inc.	699	7,186

		1,880,629

Radio & TV Broadcasters – 0.2%
Central European Media Enterprises, Ltd. (a)	17,350	113,122
Crown Media Holdings, Inc., Class A (a)(b)	18,488	22,370
Cumulus Media, Inc., Class A (a)	17,291	57,752
Dial Global, Inc. (a)(b)	2,711	8,648
Entercom Communications Corp. (a)	11,465	70,510
Entravision Communications Corp., Class A	25,376	39,587
Fisher Communications, Inc. (a)	4,138	119,299
Gray Television, Inc. (a)	24,582	39,823
Lin TV Corp., Class A (a)	13,877	58,700
Nexstar Broadcasting Group, Inc., Class A (a)	4,924	38,604
Outdoor Channel Holdings, Inc.	6,875	51,287
Saga Communications, Inc. (a)	1,766	66,013
Sinclair Broadcast Group, Inc., Class A	23,901	270,798

		956,513

Railroad Equipment – 0.1%
American Railcar Industries, Inc. (a)	4,644	111,131
Freightcar America, Inc. (a)	5,687	119,142
Greenbrier Cos., Inc. (a)(b)	9,371	227,528

		457,801

Railroads – 0.2%
Genesee & Wyoming, Inc., Class A (a)	18,773	1,137,268
Railamerica, Inc. (a)	10,096	150,330

		1,287,598

Real Estate – 0.2%
Avatar Holdings, Inc. (a)	4,497	32,288
Consolidated-Tomoka Land Co.	1,911	51,731
Forestar Group, Inc. (a)	16,822	254,517
Griffin Land & Nurseries, Inc.	1,164	30,799
HFF, Inc., Class A (a)	13,975	144,362
Kennedy-Wilson Holdings, Inc.	12,531	132,578
Tejon Ranch Co. (a)	6,748	165,191

		811,466

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) – 8.8%
Acadia Realty Trust	20,137	$405,559
AG Mortgage Investment Trust, Inc.	3,062	61,638
Agree Realty Corp.	4,742	115,610
Alexander’s, Inc.	971	359,299
American Assets Trust, Inc.	15,204	311,834
American Campus Communities, Inc. (b)	32,143	1,348,720
American Capital Mortgage Investment Corp.	3,909	73,567
Anworth Mortgage Asset Corp.	64,052	402,247
Apollo Commercial Real Estate Finance, Inc.	9,499	124,722
ARMOUR Residential REIT, Inc.	43,834	309,030
Ashford Hospitality Trust, Inc.	24,768	198,144
Associated Estates Realty Corp. (b)	19,664	313,641
BioMed Realty Trust, Inc.	72,964	1,319,189
Campus Crest Communities, Inc.	14,513	146,001
CapLease, Inc.	32,521	131,385
Capstead Mortgage Corp.	40,185	499,901
CBL & Associates Properties, Inc.	70,399	1,105,264
Cedar Realty Trust, Inc. (b)	26,860	115,767
Chatham Lodging Trust	6,479	69,844
Chesapeake Lodging Trust	15,357	237,419
Cogdell Spencer, Inc.	21,267	90,385
Colonial Properties Trust	39,605	826,160
Colony Financial, Inc.	15,599	245,060
Coresite Realty Corp.	9,402	167,544
Cousins Properties, Inc.	43,528	279,014
CreXus Investment Corp.	27,378	284,184
CubeSmart	58,198	619,227
CYS Investments, Inc.	39,038	512,959
DCT Industrial Trust, Inc. (b)	116,750	597,760
DiamondRock Hospitality Co. (b)	79,639	767,720
Dupont Fabros Technology, Inc. (b)	27,889	675,472
Dynex Capital Corp. (b)	19,046	173,890
Eastgroup Properties, Inc. (b)	12,823	557,544
Education Realty Trust, Inc.	43,647	446,509
Entertainment Properties Trust	22,142	967,827
Equity Lifestyle Properties, Inc.	14,552	970,473
Equity One, Inc.	25,574	434,247
Excel Trust, Inc.	14,478	173,736
Extra Space Storage, Inc.	44,523	1,078,792
FelCor Lodging Trust, Inc. (a)(b)	59,255	180,728
First Industrial Realty Trust, Inc. (a)	41,078	420,228
First Potomac Realty Trust	23,835	311,047
Franklin Street Properties Corp.	33,899	337,295
Getty Realty Corp.	12,483	174,138
Gladstone Commercial Corp.	5,278	92,629
Glimcher Realty Trust (b)	50,927	468,528
Government Properties Income Trust	16,874	380,509
Hatteras Financial Corp.	35,450	934,817
Healthcare Realty Trust, Inc. (b)	36,970	687,272
Hersha Hospitality Trust (b)	67,135	327,619
Highwoods Properties, Inc.	34,223	1,015,396
Home Properties, Inc.	22,735	1,308,854
Hudson Pacific Properties, Inc.	10,451	147,986
Inland Real Estate Corp.	36,938	281,098
InvesCo. Mortgage Capital, Inc.	54,883	771,106
Investors Real Estate Trust	38,380	279,982
iStar Financial, Inc. (a)	38,768	205,083
Kilroy Realty Corp.	27,727	1,055,567
Kite Realty Group Trust	26,774	120,751
LaSalle Hotel Properties	40,388	977,793
Lexington Corporate Properties Trust	57,057	427,357
LTC Properties, Inc. (b)	14,459	446,205

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011	65

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (concluded)
Medical Properties Trust, Inc.	53,322	$526,288
MFA Financial, Inc.	169,299	1,137,689
Mid-America Apartment Communities, Inc.	17,371	1,086,556
Mission West Properties, Inc.	8,317	75,019
Monmouth Real Estate Investment Corp., Class A	18,412	168,470
MPG Office Trust, Inc. (a)	23,522	46,809
National Health Investors, Inc.	11,611	510,652
National Retail Properties, Inc.	49,500	1,305,810
Newcastle Investment Corp.	50,057	232,765
NorthStar Realty Finance Corp.	45,477	216,925
Omega Healthcare Investors, Inc. (b)	48,346	935,495
One Liberty Properties, Inc.	5,342	88,143
Parkway Properties, Inc.	10,326	101,814
Pebblebrook Hotel Trust	24,167	463,523
Pennsylvania Real Estate Investment Trust (b)	26,471	276,357
PennyMac Mortgage Investment Trust (d)	13,158	218,686
Post Properties, Inc.	23,611	1,032,273
Potlatch Corp. (b)	19,111	594,543
PS Business Parks, Inc.	8,838	489,890
RAIT Financial Trust	18,666	88,664
Ramco-Gershenson Properties Trust	18,454	181,403
Redwood Trust, Inc.	37,226	378,961
Resource Capital Corp.	36,793	206,409
Retail Opportunity Investments Corp.	23,410	277,174
RLJ Lodging Trust	13,104	220,540
Sabra Healthcare REIT, Inc.	17,561	212,312
Saul Centers, Inc.	3,471	122,943
Sovran Self Storage, Inc.	13,157	561,409
STAG Industrial, Inc.	7,275	83,444
Starwood Property Trust, Inc.	44,307	820,123
Strategic Hotel Capital, Inc. (a)	82,968	445,538
Summit Hotel Properties, Inc.	13,024	122,947
Sun Communities, Inc.	10,064	367,638
Sunstone Hotel Investors, Inc. (a)	56,088	457,117
Tanger Factory Outlet Centers, Inc.	40,689	1,193,001
Terreno Realty Corp.	4,348	65,829
Two Harbors Investment Corp.	66,738	616,659
UMH Properties, Inc.	5,972	55,599
Universal Health Realty Income Trust	3,196	124,644
Urstadt Biddle Properties, Inc., Class A	11,063	200,019
Walter Investment Management Corp.	12,226	250,755
Washington Real Estate Investment Trust	31,302	856,110
Whitestone REIT	3,393	40,377
Winthrop Realty Trust	13,820	140,549

		46,467,143

Recreational Vehicles & Boats – 0.2%
Arctic Cat, Inc. (a)	5,767	130,046
Brunswick Corp.	42,191	761,970
Drew Industries, Inc. (a)	9,061	222,266
Marine Products Corp. (a)	5,167	25,628
Winnebago Industries, Inc. (a)	13,802	101,859

		1,241,769

Rental & Leasing Services: Consumer – 0.6%
Amerco, Inc. (a)	4,103	362,705
Avis Budget Group, Inc. (a)	49,773	533,567
Dollar Thrifty Automotive Group, Inc. (a)(b)	13,704	962,843
Rent-A-Center, Inc.	27,827	1,029,599
Zipcar, Inc. (a)(b)	4,728	63,450

		2,952,164

Common Stocks	Shares	Value
Restaurants – 1.5%
AFC Enterprises, Inc. (a)	11,748	$172,696
Benihana, Inc.	6,608	67,600
Biglari Holdings, Inc. (a)	574	211,370
BJ’s Restaurants, Inc. (a)	11,392	516,285
Bob Evans Farms, Inc.	14,370	481,970
Bravo Brio Restaurant Group, Inc. (a)	9,141	156,768
Buffalo Wild Wings, Inc. (a)(b)	8,672	585,447
Caribou Coffee Co., Inc. (a)	5,988	83,533
Carrols Restaurant Group, Inc. (a)	6,117	70,774
CEC Entertainment, Inc.	9,405	324,002
The Cheesecake Factory, Inc. (a)	27,375	803,456
Cracker Barrel Old Country Store, Inc.	10,866	547,755
Denny’s Corp. (a)	46,958	176,562
DineEquity, Inc. (a)(b)	7,325	309,188
Domino’s Pizza, Inc. (a)	27,560	935,662
Einstein Noah Restaurant Group, Inc.	2,927	46,305
Ellie Mae, Inc. (a)	4,123	23,295
Jack in the Box, Inc. (a)	20,802	434,762
Jamba, Inc. (a)	30,157	39,506
Krispy Kreme Doughnuts, Inc. (a)	27,765	181,583
Luby’s, Inc. (a)	9,063	40,874
McCormick & Schmick’s Seafood Restaurants, Inc. (a)	6,279	54,878
O’Charleys, Inc. (a)(b)	9,011	49,470
P.F. Chang’s China Bistro, Inc.	10,069	311,233
Papa John’s International, Inc. (a)	8,834	332,865
Red Robin Gourmet Burgers, Inc. (a)	6,146	170,244
Ruby Tuesday, Inc. (a)	30,978	213,748
Ruth’s Hospitality Group, Inc. (a)	16,781	83,402
Sonic Corp. (a)	29,287	197,102
Texas Roadhouse, Inc., Class A	29,859	444,899

		8,067,234

Scientific Instruments: Control & Filter – 0.7%
Brady Corp.	22,505	710,483
CIRCOR International, Inc.	8,163	288,236
Energy Recovery, Inc. (a)	21,246	54,815
ESCO Technologies, Inc.	12,605	362,772
The Gorman-Rupp Co.	7,232	196,349
Mine Safety Appliances Co.	12,901	427,281
PMFG, Inc. (a)	8,340	162,713
Robbins & Myers, Inc.	18,684	907,108
Sun Hydraulics, Inc.	9,550	223,756
Thermon Group Holdings, Inc. (a)	4,742	83,554
Watts Water Technologies, Inc., Class A	14,252	487,561
X-Rite, Inc. (a)	12,373	57,411

		3,962,039

Scientific Instruments: Electrical – 0.6%
A123 Systems, Inc. (a)	41,814	67,321
American Superconductor Corp. (a)(b)	21,173	78,128
A.O. Smith Corp.	18,001	722,200
AZZ, Inc.	5,942	270,005
Broadwind Energy, Inc. (a)	55,821	37,958
Coleman Cable, Inc. (a)	4,183	36,392
EnerSys (a)	22,602	586,974
Franklin Electric Co., Inc.	11,029	480,423
Houston Wire & Cable Co.	8,477	117,152
Littelfuse, Inc.	10,766	462,723
Preformed Line Products Co.	1,130	67,416
SatCon Technology Corp. (a)	25,649	15,392
Taser International, Inc. (a)	26,372	135,025
Valence Technology, Inc. (a)	36,478	35,748

		3,112,857

See Notes to Financial Statements.

66	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Scientific Instruments: Gauges & Meters – 0.2%
Badger Meter, Inc.	7,144	$210,248
Faro Technologies, Inc. (a)	7,742	356,132
Measurement Specialties, Inc. (a)	7,089	198,209
Vishay Precision Group, Inc. (a)	5,788	92,492
Zygo Corp. (a)	7,548	133,222

		990,303

Scientific Instruments: Pollution Control – 0.6%
Clean Harbors, Inc. (a)(b)	22,189	1,414,105
Darling International, Inc. (a)	55,459	737,050
EnergySolutions, Inc. (a)	37,817	116,855
Fuel Tech, Inc. (a)	8,724	57,404
Heritage-Crystal Clean, Inc. (a)	2,328	38,552
Met-Pro Corp.	6,875	62,150
Metalico, Inc. (a)	18,767	61,743
Team, Inc. (a)(b)	9,223	274,384
TRC Cos., Inc. (a)	8,414	50,568
US Ecology, Inc.	8,742	164,175
WCA Waste Corp. (a)	7,998	52,067

		3,029,053

Securities Brokerage & Services – 0.4%
BGC Partners, Inc.	36,076	214,291
FXCM, Inc.	8,047	78,458
Gain Capital Holdings, Inc.	4,017	26,914
GFI Group, Inc.	33,832	139,388
Gladstone Investment Corp.	10,319	75,019
International FCStone, Inc. (a)	6,258	147,501
Investment Technology Group, Inc. (a)	19,558	211,422
KBW, Inc.	15,670	237,871
Knight Capital Group, Inc., Class A (a)(b)	47,508	561,545
Ladenburg Thalmann Financial Services, Inc. (a)	50,629	125,560
MarketAxess Holdings, Inc.	13,602	409,556
SWS Group, Inc.	13,881	95,362

		2,322,887

Semiconductors & Components – 2.5%
Advanced Analogic Technologies, Inc. (a)	20,241	116,993
Aeroflex Holding Corp. (a)	9,312	95,355
Alpha & Omega Semiconductor, Ltd. (a)	6,712	49,065
Amkor Technology, Inc. (a)	45,952	200,351
Amtech Systems, Inc. (a)	4,791	40,771
Anadigics, Inc. (a)	33,114	72,520
Applied Micro Circuits Corp. (a)	30,106	202,312
AXT, Inc. (a)	15,101	62,971
Cavium, Inc. (a)(b)	22,941	652,213
Ceva, Inc. (a)	10,912	330,197
Cirrus Logic, Inc. (a)(b)	31,390	497,532
Diodes, Inc. (a)	16,767	357,137
DSP Group, Inc. (a)	6,828	35,574
eMagin Corp. (a)	8,794	32,538
Emcore Corp. (a)	45,287	39,051
Entropic Communications, Inc. (a)	40,737	208,166
Exar Corp. (a)	17,246	112,099
Formfactor, Inc. (a)	23,966	121,268
GT Advanced Technologies, Inc. (a)	59,734	432,474
Hittite Microwave Corp. (a)	14,843	732,947
Inphi Corp. (a)	10,151	121,406
Integrated Device Technology, Inc. (a)	70,337	384,040
Integrated Silicon Solutions, Inc. (a)	12,738	116,425
IXYS Corp. (a)(b)	11,502	124,567

Common Stocks	Shares	Value
Semiconductors & Components (concluded)
Kopin Corp. (a)	31,808	$123,415
Lattice Semiconductor Corp. (a)	55,925	332,195
MaxLinear, Inc., Class A (a)	7,258	34,476
Micrel, Inc.	23,977	242,407
Microsemi Corp. (a)	40,967	686,197
Mindspeed Technologies, Inc. (a)	16,376	75,002
MIPS Technologies, Inc. (a)	25,060	111,768
Monolithic Power Systems, Inc. (a)(b)	14,221	214,310
MoSys, Inc. (a)	14,912	62,630
Netlogic Microsystems, Inc. (a)	32,357	1,603,937
Omnivision Technologies, Inc. (a)(b)	27,520	336,707
Pericom Semiconductor Corp. (a)	11,937	90,841
PLX Technology, Inc. (a)	20,997	60,261
Power Integrations, Inc.	13,671	453,330
Rambus, Inc. (a)(b)	46,589	351,747
RF Micro Devices, Inc. (a)	130,895	706,833
Rubicon Technology, Inc. (a)	8,141	76,444
Semtech Corp. (a)(b)	30,919	767,410
Sigma Designs, Inc. (a)	14,969	89,814
Silicon Image, Inc. (a)	37,771	177,524
Spansion, Inc., Class A (a)	23,901	197,900
Standard Microsystems Corp. (a)	10,907	281,073
Supertex, Inc. (a)	4,884	92,210
TriQuint Semiconductor, Inc. (a)	77,968	379,704
Volterra Semiconductor Corp. (a)(b)	11,645	298,228

		12,984,335

Shipping – 0.3%
Baltic Trading Ltd.	7,643	36,304
DHT Holdings, Inc.	32,967	24,396
Eagle Bulk Shipping, Inc. (b)	31,914	30,066
Excel Maritime Carriers Ltd. (a)(b)	23,021	33,381
Frontline, Ltd. (b)	24,303	104,260
Genco Shipping & Trading Ltd. (a)	13,959	94,363
Gulfmark Offshore, Inc., Class A (a)	11,234	471,940
International Shipholding Corp.	2,580	48,220
Knightsbridge Tankers Ltd.	10,484	143,316
Nordic American Tankers Ltd.	22,468	269,391
Overseas Shipholding Group, Inc. (b)	12,618	137,915
Scorpio Tankers, Inc. (a)	14,308	69,966
Ship Finance International Ltd. (b)	21,504	200,847
Teekay Tankers Ltd., Class A	19,801	69,700
Ultrapetrol Bahamas Ltd. (a)(b)	10,220	30,456

		1,764,521

Specialty Retail – 3.5%
1-800-FLOWERS.COM, Inc., Class A (a)	12,405	27,291
Aéropostale, Inc. (a)(b)	38,282	583,800
America’s Car Mart, Inc. (a)	4,050	158,679
ANN, Inc. (a)	24,655	610,951
Asbury Automotive Group, Inc. (a)(b)	13,794	297,399
Ascena Retail Group, Inc. (a)	29,757	884,378
Barnes & Noble, Inc. (b)	13,761	199,259
bebe Stores, Inc.	18,298	152,422
Big 5 Sporting Goods Corp.	10,429	108,879
Blue Nile, Inc. (a)(b)	5,647	230,849
Body Central Corp. (a)	5,569	139,002
Brown Shoe Co., Inc.	19,927	177,350
The Buckle, Inc.	12,770	521,910
Build-A-Bear Workshop, Inc. (a)	6,847	57,926
Cabela’s, Inc., Class A (a)	20,510	521,364
Casual Male Retail Group, Inc. (a)	19,782	67,654

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011	67

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Specialty Retail (concluded)
The Cato Corp., Class A	13,131	$317,770
Charming Shoppes, Inc. (a)	55,178	270,372
The Children’s Place Retail Stores, Inc. (a)	12,352	656,138
Christopher & Banks Corp.	16,329	38,210
Citi Trends, Inc. (a)	6,846	60,108
Coldwater Creek, Inc. (a)	34,136	40,280
Collective Brands, Inc. (a)	29,157	418,986
Conn’s, Inc. (a)	6,889	76,468
Cost Plus, Inc. (a)	9,004	87,789
Destination Maternity Corp.	5,091	85,122
Express, Inc. (a)	26,150	521,431
The Finish Line, Inc., Class A	24,573	473,890
Francesca’s Holdings Corp. (a)	4,707	81,431
Genesco, Inc. (a)	11,219	692,661
Group 1 Automotive, Inc.	10,757	557,213
Haverty Furniture Cos., Inc.	8,913	97,865
hhgregg, Inc. (a)(b)	7,977	115,268
Hibbett Sports, Inc. (a)(b)	12,972	586,075
Hot Topic, Inc.	20,091	132,802
Jos. A. Bank Clothiers, Inc. (a)	13,086	638,073
Lithia Motors, Inc., Class A	10,441	228,240
Lumber Liquidators Holdings, Inc. (a)	10,957	193,501
MarineMax, Inc. (a)	11,075	72,209
Mattress Firm Holding Corp. (a)	2,841	65,883
The Men’s Wearhouse, Inc.	24,398	790,739
Monro Muffler, Inc.	14,430	559,740
New York & Co. (a)	13,808	36,729
Nu Skin Enterprises, Inc., Class A	25,970	1,261,363
Office Depot, Inc. (a)	131,668	283,086
OfficeMax, Inc. (a)(b)	40,715	184,846
Pacific Sunwear of California, Inc. (a)	21,866	37,391
Penske Auto Group, Inc.	21,121	406,579
The Pep Boys – Manny, Moe & Jack	24,952	274,472
Pier 1 Imports, Inc. (a)	46,518	647,996
Regis Corp.	27,366	452,907
Rue21, Inc. (a)	7,101	153,382
Shoe Carnival, Inc. (a)	4,340	111,538
Shutterfly, Inc. (a)(b)	14,089	320,666
Sonic Automotive, Inc.	19,073	282,471
Stage Stores, Inc.	14,775	205,225
Stamps.com, Inc. (a)	5,024	131,277
Stein Mart, Inc. (a)	13,130	89,415
Systemax, Inc. (a)	5,123	84,068
The Talbots, Inc. (a)	32,730	87,062
Teavana Holdings, Inc. (a)(b)	3,323	62,406
Vitamin Shoppe, Inc. (a)(b)	11,737	468,072
The Wet Seal, Inc., Class A (a)(b)	42,954	140,030
Zale Corp. (a)	15,179	57,832
Zumiez, Inc. (a)	10,081	279,849

		18,656,039

Steel – 0.1%
Carbonite, Inc. (a)(b)	3,583	39,772
Handy & Harman Ltd. (a)	2,848	28,195
Olympic Steel, Inc.	4,391	102,398
Shiloh Industries, Inc. (a)	2,458	20,598
TMS International Corp. (a)	6,026	59,537
Universal Stainless & Alloy Products, Inc. (a)	3,373	126,015

		376,515

Common Stocks	Shares	Value
Sugar – 0.0%
Imperial Sugar Co., New Shares	6,145	$21,938

Synthetic Fibers & Chemicals – 0.0%
Zoltek Cos., Inc. (a)	13,062	99,532

Technology: Miscellaneous – 0.4%
Benchmark Electronics, Inc. (a)(b)	28,743	387,168
CTS Corp.	16,321	150,153
Fabrinet (a)	9,664	132,204
Pendrell Corp. (a)	72,206	184,847
Plexus Corp. (a)(b)	16,842	461,134
Sanmina-SCI Corp. (a)	38,163	355,298
Vocus, Inc. (a)(b)	8,346	184,363

		1,855,167

Telecommunications Equipment – 0.2%
Arris Group, Inc. (a)	58,618	634,247
Brightpoint, Inc. (a)	32,309	347,645
Communications Systems, Inc.	3,259	45,821
OpNext, Inc. (a)	22,764	18,389
Powerwave Technologies, Inc. (a)	15,092	31,391
Symmetricom, Inc. (a)	20,561	110,824
Ubiquiti Networks, Inc. (a)	4,122	75,144

		1,263,461

Textile Products – 0.1%
Interface, Inc., Class A	25,007	288,581
Unifi, Inc. (a)	6,344	48,214

		336,795

Textiles Apparel & Shoes – 1.5%
Carter’s, Inc. (a)	23,272	926,458
Cherokee, Inc.	3,904	45,560
Columbia Sportswear Co.	5,744	267,383
Crocs, Inc. (a)	42,782	631,890
Delta Apparel, Inc. (a)	3,425	65,383
G-III Apparel Group Ltd. (a)	7,831	195,070
Iconix Brand Group, Inc. (a)	34,558	562,950
The Jones Group, Inc.	38,353	404,624
K-Swiss, Inc., Class A (a)(b)	11,855	34,617
Kenneth Cole Productions, Inc., Class A (a)	3,535	37,436
Liz Claiborne, Inc. (a)(b)	44,833	386,909
Maidenform Brands, Inc. (a)	11,075	202,673
Oxford Industries, Inc.	6,077	274,194
Perry Ellis International, Inc. (a)	5,688	80,883
Quiksilver, Inc. (a)	61,538	222,152
R.G. Barry Corp.	3,978	48,054
Skechers U.S.A., Inc., Class A (a)	17,728	214,863
Steven Madden Ltd. (a)(b)	17,927	618,482
True Religion Apparel, Inc. (a)	12,218	422,498
Vera Bradley, Inc. (a)(b)	9,370	302,183
The Warnaco Group, Inc. (a)	19,167	959,117
Weyco Group, Inc.	3,267	80,205
Wolverine World Wide, Inc.	23,499	837,504

		7,821,088

See Notes to Financial Statements.

68	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Tobacco – 0.2%
Alliance One International, Inc. (a)(b)	41,120	$111,847
Star Scientific, Inc. (a)(b)	51,044	111,276
Universal Corp.	10,967	504,043
Vector Group Ltd.	22,795	404,839

		1,132,005

Toys – 0.1%
Jakks Pacific, Inc.	12,853	181,356
Leapfrog Enterprises, Inc. (a)	19,671	109,961

		291,317

Transportation Miscellaneous – 0.2%
Echo Global Logistics, Inc. (a)	5,322	85,950
HUB Group, Inc., Class A (a)(b)	17,428	565,190
Odyssey Marine Exploration, Inc. (a)(b)	34,442	94,371
Pacer International, Inc. (a)	16,164	86,477
Textainer Group Holdings Ltd.	5,421	157,860
Wesco Aircraft Holdings, Inc. (a)	9,952	139,229

		1,129,077

Truckers – 0.7%
Arkansas Best Corp.	12,031	231,837
Celadon Group, Inc.	9,536	112,620
Covenant Transport Group, Inc., Class A (a)	3,660	10,870
Forward Air Corp.	13,930	446,456
Heartland Express, Inc.	23,892	341,417
Knight Transportation, Inc.	28,925	452,387
Marten Transport Ltd.	7,346	132,155
Old Dominion Freight Line, Inc. (a)(b)	22,472	910,790
Patriot Transportation Holding, Inc. (a)	2,889	62,691
Quality Distribution, Inc. (a)	7,090	79,763
Roadrunner Transportation Systems, Inc. (a)	4,102	57,961
Saia, Inc. (a)	7,443	92,889
Swift Transportation Co. (a)	37,502	309,016
Universal Truckload Services, Inc.	2,617	47,499
Werner Enterprises, Inc.	20,748	500,027

		3,788,378

Utilities: Electrical – 2.2%
Allete, Inc.	15,139	635,535
Atlantic Power Corp. (a)	53,785	769,125
Avista Corp.	27,328	703,696
Black Hills Corp.	18,671	626,972
Central Vermont Public Service Corp.	6,326	222,043
CH Energy Group, Inc.	7,378	430,728
Cleco Corp.	28,897	1,100,976
Dynegy, Inc. (a)	48,545	134,470
El Paso Electric Co.	19,925	690,202
The Empire District Electric Co.	19,884	419,354
Genie Energy Ltd.	7,144	56,652
IDACORP, Inc.	23,481	995,829
MGE Energy, Inc.	10,979	513,488
NorthWestern Corp.	17,208	615,874
Otter Tail Corp.	17,142	377,467
Pike Electric Corp. (a)	7,664	55,104
PNM Resources, Inc.	37,769	688,529
Portland General Electric Co.	35,695	902,726
UIL Holdings Corp.	23,954	847,253
Unisource Energy Corp.	17,369	641,263
Unitil Corp.	5,128	145,533

		11,572,819

Common Stocks	Shares	Value
Utilities: Gas Distributors – 1.2%
Chesapeake Utilities Corp.	4,537	$196,679
The Laclede Group, Inc.	10,659	431,370
New Jersey Resources Corp.	19,639	966,239
Northwest Natural Gas Co.	12,661	606,841
Piedmont Natural Gas Co.	34,111	1,159,092
South Jersey Industries, Inc.	14,215	807,554
Southwest Gas Corp.	21,751	924,200
WGL Holdings, Inc.	24,310	1,074,988

		6,166,963

Utilities: Miscellaneous – 0.0%
Ormat Technologies, Inc.	8,558	154,301

Utilities: Telecommunications – 0.8%
8x8, Inc. (a)	29,090	92,215
Alaska Communications Systems Group, Inc. (b)	21,152	63,668
Atlantic Tele-Network, Inc.	4,449	173,734
Boingo Wireless, Inc. (a)	2,887	24,828
Cbeyond Communications, Inc. (a)	13,294	106,485
Cincinnati Bell, Inc. (a)(b)	94,239	285,544
Cogent Communications Group, Inc. (a)	21,735	367,104
Consolidated Communications Holdings, Inc.	12,421	236,620
Fairpoint Communications, Inc. (a)(b)	9,874	42,754
General Communication, Inc., Class A (a)(b)	19,656	192,432
Globalstar, Inc. (a)(b)	53,210	28,733
HickoryTech Corp.	6,392	70,823
IDT Corp., Class B	6,633	62,218
inContact, Inc. (a)	14,490	64,191
Iridium Communications, Inc. (a)	20,569	158,587
j2 Global, Inc.	21,748	611,989
Leap Wireless International, Inc. (a)	28,860	268,109
Lumos Networks Corp.	7,122	109,252
Neutral Tandem, Inc. (a)	14,905	159,335
NTELOS Holdings Corp.	7,130	145,309
ORBCOMM, Inc. (a)	16,916	50,579
Premiere Global Services, Inc. (a)	24,806	210,107
Shenandoah Telecom Co.	11,346	118,906
SureWest Communications	6,570	79,037
Towerstream Corp. (a)	21,052	44,209
USA Mobility, Inc.	10,601	147,036
Vonage Holdings Corp. (a)	65,884	161,416

		4,075,220

Utilities: Water – 0.3%
American States Water Co.	8,867	309,458
Artesian Resources Corp., Class A	3,370	63,457
California Water Service Group	19,894	363,264
Connecticut Water Service, Inc.	4,126	111,938
Consolidated Water Co., Inc.	6,937	59,520
Middlesex Water Co.	7,501	139,969
Pennichuck Corp.	2,179	62,821
SJW Corp.	6,783	160,350
York Water Co.	6,152	108,521

		1,379,298

Total Common Stocks – 98.7%		522,151,952

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011	69

Schedule of Investments (continued)	Master Small Cap Index Series
(Percentages shown are based on Net Assets)

Investment Companies	Shares	Value
Asset Management & Custodian – 0.2%
BlackRock Kelso Capital Corp. (d)	34,792	$283,903
Gladstone Capital Corp.	10,173	77,620
Hercules Technology Growth Capital, Inc.	20,886	197,164
Pennantpark Investment Corp.	21,738	219,336
Prospect Capital Corp.	51,782	481,055

		1,259,078

Total Investment Companies – 0.2%		1,259,078

Other Interests
Machinery: Industrial – 0.0%
Gerber Scientific, Inc. (a)(e)	12,866	129

Total Other Interests – 0.0%		129

Warrants (f)
Oil: Crude Producers – 0.0%
Magnum Hunter Resources Corp. (Expires 10/14/13)	5,700	—

Total Warrants – 0.0%		—

Total Long-Term Investments (Cost – $474,596,580) – 98.9%		523,411,159

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.10% (d)(g)	7,771,176	$7,771,176

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.22% (d)(g)(h)	$58,202	58,201,803

Total Short-Term Securities (Cost – $65,972,979) – 12.5%		65,972,979

Total Investments (Cost –$540,569,559*) –111.4%		589,384,138
Liabilities in Excess of Other Assets – (11.4)%		(60,330,561)

Net Assets – 100.0%		$529,053,577

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$552,096,089

Gross unrealized appreciation	$84,839,369
Gross unrealized depreciation	(47,551,320)

Net unrealized appreciation	$37,288,049

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(d)	Investments in companies considered to be an affiliate of the Series during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
BlackRock Kelso Capital Corp.	20,122	19,019		(4,349)	34,792	$283,903	$(11,522)	$28,204
BlackRock Liquidity Funds, TempFund, Institutional Class	7,181,244	589,198	[1]	—	7,771,176	$7,771,176	$139	$8,079
BlackRock Liquidity Series, LLC Money Market Series	$8,152,630	$50,049,173	[1]	—	$58,201,803	$58,201,803	—	$639,806
PennyMac Mortgage Investment Trust	5,329	10,221		(2,392)	13,158	$218,686	$(5,810)	$19,341

[1]	Represents net shares/beneficial interest purchased.
(e)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(f)	Warrants entitle the Series to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(g)	Represents the current yield as of report date.
(h)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.

70	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011

Schedule of Investments (concluded)	Master Small Cap Index Series

•	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
125	Russell 2000 EMINI	ICE Futures US Indices	March 2012	$9,235,000	$(7,075)

•

For Series compliance purposes, the Series’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Series management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Series’ perceived risk of investing in those securities. For information about the Series’ policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Series’ investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$522,069,421	$82,531	—	$522,151,952
Investment Companies	1,259,078	—	—	1,259,078
Other Interests	—	129	—	129
Short-Term Securities	7,771,176	58,201,803	—	65,972,979

Total	$531,099,675	$58,284,463	—	$589,384,138

[1]	See above Schedule of Investments for values in each industry excluding Level 2, Banks: Diversified, within the table.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity Contracts	$(7,075)	—	—	$(7,075)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011	71

Statement of Assets and Liabilities	Master Small Cap Index Series

December 31, 2011
Assets
Investments at value – unaffiliated (including securities loaned of $56,207,758) (cost – $474,050,799)	$522,908,570
Investments at value – affiliated (cost – $66,518,760)	66,475,568
Cash pledged as collateral for financial futures contracts	727,000
Investments sold receivable	26,702,011
Dividends receivable	778,995
Securities lending income receivable – affiliated	129,452
Receivable from advisor	34,365
Prepaid expenses	23,514

Total assets	617,779,475

Liabilities
Bank overdraft	79,371
Collateral on securities loaned at value	58,201,803
Margin variation payable	34,832
Other affiliates payable	2,958
Directors’ fees payable	383
Withdrawals payable to investor	30,303,810
Other accrued expenses payable	102,741

Total liabilities	88,725,898

Net Assets	$529,053,577

Net Assets Consist of
Investors’ capital	$480,246,059
Net unrealized appreciation/depreciation	48,807,518

Net Assets	$529,053,577

See Notes to Financial Statements.

72	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011

Statement of Operations	Master Small Cap Index Series

Year Ended December 31, 2011

Investment Income
Dividends – unaffiliated	$6,035,188
Foreign taxes withheld	(4,470)
Dividends – affiliated	55,624
Securities lending – affiliated	639,806

Total income	6,726,148

Expenses
Investment advisory	43,820
Custodian	135,602
Accounting services	115,227
Professional	87,054
Directors	12,588
Printing	1,199
Miscellaneous	19,098

Total expenses	414,588
Less fees waived and/or reimbursed by advisor	(93,339)

Total expenses after fees waived and/or reimbursed	321,249

Net investment income	6,404,899

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	8,294,002
Investments – affiliated	(17,193)
Financial futures contracts	(1,236,622)
Foreign currency transactions	78
Short positions	56,001

7,096,266

Net change in unrealized appreciation/depreciation on:
Investments	(46,193,675)
Financial futures contracts	(6,698)
Foreign currency transactions	14

(46,200,359)

Total realized and unrealized loss	(39,104,093)

Net Decrease in Net Assets Resulting from Operations	$(32,699,194)

See Notes to Financial Statements.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011	73

Statements of Changes in Net Assets	Master Small Cap Index Series

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$6,404,899	$3,501,724
Net realized gain (loss)	7,096,266	(9,889,317)
Net change in unrealized appreciation/depreciation	(46,200,359)	60,704,760

Net increase (decrease) in net assets resulting from operations	(32,699,194)	54,317,167

Capital Transactions
Proceeds from contributions	449,939,216	226,075,632
Value of withdrawals	(226,358,426)	(171,857,514)

Net increase in net assets derived from capital transactions	223,580,790	54,218,118

Net Assets
Total increase in net assets	190,881,596	108,535,285
Beginning of year	338,171,981	229,636,696

End of year	$529,053,577	$338,171,981

Financial Highlights	Master Small Cap Index Series

	Year Ended December 31,
	2011	2010	2009	2008	2007
Total Investment Return
Total investment return	(4.30)%	27.19%	27.37%	(33.57)%	(1.46)%

Ratios to Average Net Assets
Total expenses	0.09%	0.12%	0.09%	0.08%	0.06%

Total expenses after fees waived and/or reimbursed and fees paid indirectly	0.07%	0.08%	0.07%	0.07%	0.06%

Net investment income	1.46%	1.27%	1.27%	1.60%	1.69%

Supplemental Data
Net assets, end of year (000)	$529,054	$338,172	$229,637	$344,720	$630,394

Portfolio turnover	31%	42%	43%	42%	26%

See Notes to Financial Statements.

74	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011

Notes to Financial Statements	Master Small Cap Index Series

1. Organization and Significant Accounting Policies:

Master Small Cap Index Series (the “Series”), a diversified, open-end management investment company, is a series of Quantitative Master Series LLC (the “Master LLC”). The Master LLC is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue nontransferable interests, subject to certain limitations. The Series’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Series:

Valuation: US GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Series values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Series may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Series either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Series will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Securities Lending: The Series may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Securities lending income, as disclosed in the Statement of

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011	75

Notes to Financial Statements (continued)	Master Small Cap Index Series

Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Series earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes: The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Series’ financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Series’ financial statement disclosures.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Series has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Series purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Series and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Series as unrealized appreciation or depreciation. When the contract is closed, the Series records a realized gain or loss equal to the difference

76	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011

Notes to Financial Statements (continued)	Master Small Cap Index Series

between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2011

	Liability Derivatives
	Statement of Assets and Liabilities Location		Value
Equity contracts	Net unrealized depreciation	*	$(7,075)

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations

Year Ended December 31, 2011

Net Realized Loss From
Financial Futures Contracts
Equity contracts	$(1,236,622)

Net Change in Unrealized Appreciation/Depreciation on
Financial Futures Contracts
Equity contracts	$(6,698)

For the year ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	102
Average notional value of contracts purchased	$7,600,278

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Series’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Series’ portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the Series’ average daily net assets.

The Manager entered into a contractual arrangement with the Master LLC with respect to the Series under which the Manager will waive and/or reimburse its fees and/or expenses so that the total annual operating expenses incurred by the Series (excluding interest expense, acquired fund fees and certain other Series’ expenses) will not exceed 0.08% of the average daily value of the Series’ net assets. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2012 unless approved by the Board, including a majority of the Independent directors. For the year ended December 31, 2011, the Manager waived and/or reimbursed $88,527, which is included in fees waived and/or reimbursed by advisor in the Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Series’ investment in other affiliated investment companies, if any. For the year ended December 31, 2011, the Manager waived $4,812, which is included in fees waived and/or reimbursed by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Series to the Manager.

For the year ended December 31, 2011, the Series reimbursed the Manager $5,446 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master LLC, on behalf of the Series, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Series on such investments is shown as securities lending — affiliated in the Statement of Operations. For the year ended December 31, 2011, BIM received $290,249 in securities lending agent fees related to securities lending activities for the Series.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011	77

Notes to Financial Statements (concluded)	Master Small Cap Index Series

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2011, were $371,105,816 and $139,139,069, respectively.

5. Borrowings:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2011. The Series may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Inter-bank Offered Rate (“LIBOR”) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2010. Effective November 2011, the credit agreement was renewed until November 2012 with the following terms: a commitment fee of 0.065% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2011. The Series did not borrow under the credit agreement during the year ended December 31, 2011.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Series may be exposed to counter-party credit risk, or the risk that an entity with which the Series has unsettled or open transactions may fail to or be unable to perform on its commitments. The Series manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Series’ Statement of Assets and Liabilities, less any collateral held by the Series.

As of December 31, 2011, the Series invested a significant portion of its assets in securities in the energy sector. Changes in economic conditions affecting the energy sector would have a greater impact on the Series and could affect the value, income and/or liquidity of positions in such securities.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

78	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011

Report of Independent Registered Public Accounting Firm	Master Small Cap Index Series

To the Investors of Master Small Cap Index Series and Board of Directors of Quantitative Master Series LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Small Cap Index Series, one of the portfolios constituting Quantitative Master Series LLC (the “Master LLC”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Small Cap Index Series, one of the portfolios constituting Quantitative Master Series LLC as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2012

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011	79

Officers and Directors	Master Small Cap Index Series

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2010.	33 RICs consisting of 107 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 107 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Manage- ment, LLC since 2007; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

80	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011

Officers and Directors (continued)	Master Small Cap Index Series

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]

Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]

Date shown is the earliest date a person has served for the Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows Directors as joining the Master LLC’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A.Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director, BlackRock and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds busi- ness since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Master LLC based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011	81

Officers and Directors (concluded)	Master Small Cap Index Series

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Master LLC serve at the pleasure of the Board.

Further information about the Officers and Directors is available in the Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor	Sub-Advisor	Custodian	Accounting Agent	Independent Registered	Legal Counsel
BlackRock Advisors, LLC	BlackRock Investment	State Street Bank	State Street Bank	Public Accounting Firm	Sidley Austin LLP
Wilmington, DE 19809	Management, LLC	and Trust Company	and Trust Company	Deloitte & Touche LLP	New York, NY 10019
	Princeton, NJ 08540	Boston, MA 02110	Boston, MA 02110	Boston, MA 02116

Effective September 22, 2011, Richard S. Davis resigned as Director of the Master LLC, and Paul L. Audet became Director of the Master LLC.

82	MASTER SMALL CAP INDEX SERIES	DECEMBER 31, 2011

Schedule of Investments December 31, 2011	Master International Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia – 8.4%
AGL Energy Ltd.	40,065	$586,224
Alumina Ltd.	210,098	240,533
Amcor Ltd.	108,736	800,474
AMP Ltd.	249,426	1,036,516
Asciano Ltd.	87,349	401,399
ASX Ltd.	15,855	494,908
Australia & New Zealand Banking Group Ltd.	233,618	4,893,106
Bendigo and Adelaide Bank Ltd.	33,458	273,843
BGP Holdings Plc	783,183	10
BHP Billiton Ltd.	285,460	10,076,350
Boral Ltd.	64,514	236,893
Brambles Ltd.	131,275	958,473
Caltex Australia Ltd.	12,363	148,451
Campbell Brothers Ltd.	6,048	302,851
CFS Retail Property Trust	167,131	287,782
Coca-Cola Amatil Ltd.	50,978	598,967
Cochlear Ltd.	4,821	306,187
Commonwealth Bank of Australia Ltd.	138,535	6,958,803
Computershare Ltd.	39,834	325,603
Crown Ltd.	42,229	348,335
CSL Ltd.	46,592	1,519,030
Dexus Property Group	436,867	370,228
Echo Entertainment Group Ltd. (a)	59,379	217,731
Fairfax Media Ltd.	210,117	154,789
Fortescue Metals Group Ltd.	109,781	480,238
Goodman Group	628,123	365,210
GPT Group	157,850	494,745
Harvey Norman Holdings Ltd.	51,396	95,945
Iluka Resources Ltd.	37,489	593,789
Incitec Pivot Ltd.	146,234	464,233
Insurance Australia Group Ltd.	187,815	572,167
Leighton Holdings Ltd.	13,328	259,089
Lend Lease Group	49,505	362,524
Lynas Corp. Ltd. (a)	159,398	170,316
Macquarie Group Ltd.	30,375	737,598
Metcash Ltd.	68,916	284,154
Mirvac Group	299,239	360,533
National Australia Bank Ltd.	195,601	4,659,516
Newcrest Mining Ltd.	67,941	2,070,508
OneSteel Ltd.	112,768	80,627
Orica Ltd.	32,729	809,848
Origin Energy Ltd.	94,512	1,288,822
OZ Minerals Ltd.	28,782	294,419
Qantas Airways Ltd. (a)	101,794	151,520
QBE Insurance Group Ltd.	96,970	1,283,339
QR National Ltd.	153,091	534,787
Ramsay Health Care Ltd.	11,800	232,249
Rio Tinto Ltd.	38,705	2,386,130
Santos Ltd.	83,636	1,046,668

Common Stocks	Shares	Value
Australia (concluded)
Sims Metal Management Ltd.	15,235	$197,333
Sonic Healthcare Ltd.	33,723	388,700
SP AusNet	130,044	124,795
Stockland	211,155	689,799
Suncorp-Metway Ltd.	114,114	975,347
Sydney Airport	31,261	84,970
Tabcorp Holdings Ltd.	59,733	166,387
Tatts Group Ltd.	120,798	301,115
Telstra Corp. Ltd.	386,497	1,314,485
Toll Holdings Ltd.	60,262	259,475
Transurban Group	117,047	672,255
Wesfarmers Ltd., Ordinary Shares	89,346	2,691,437
Westfield Group	194,736	1,553,679
Westfield Retail Trust	257,040	655,066
Westpac Banking Corp.	269,295	5,497,451
Woodside Petroleum Ltd.	56,346	1,763,803
Woolworths Ltd.	108,073	2,774,056
WorleyParsons Ltd.	17,415	456,032

		72,182,645

Austria – 0.3%
Erste Bank der Oesterreichischen Sparkassen AG	17,307	303,814
Immoeast AG NPV	30,711	—
IMMOFINANZ Immobilien Anlagen AG (a)	83,913	251,503
OMV AG	14,801	448,352
Raiffeisen Bank International AG	4,394	113,741
Telekom Austria AG	30,477	364,607
Verbund AG	6,339	169,982
Vienna Insurance Group	3,349	132,275
Voestalpine AG	9,814	274,967

		2,059,241

Belgium – 0.9%
Ageas	192,525	297,438
Anheuser-Busch InBev NV	71,338	4,353,990
Bekaert SA	3,397	108,480
Belgacom SA	13,656	427,290
Colruyt SA	6,575	248,396
Delhaize Group	9,128	511,652
Groupe Bruxelles Lambert SA	7,252	482,436
KBC Bancassurance Holding	13,906	173,877
Mobistar SA	2,628	137,190
Solvay SA	5,376	441,344
UCB SA	9,154	384,039
Umicore SA	10,323	423,986

		7,990,118

Bermuda – 0.1%
Seadrill Ltd.	29,134	971,591

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AUD	Australian Dollar	GBP	British Pound	NOK	Norwegian Krone
	CHF	Swiss Franc	HKD	Hong Kong Dollar	SEK	Swedish Krona
	DKK	Danish Krone	ILS	Israeli New Shekel	SGD	Singapore Dollar
	EUR	Euro	JPY	Japanese Yen	USD	US Dollar

See Notes to Financial Statements.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2011	83

Schedule of Investments (continued)	Master International Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
China – 0.0%
Foxconn International Holdings Ltd. (a)	205,313	$132,032
Denmark – 1.0%
A.P. Moller – Maersk A/S, Class A	47	291,930
A.P. Moller – Maersk A/S, Class B	117	769,587
Carlsberg A/S, Class B	9,589	675,195
Coloplast A/S, Class B	2,006	287,859
Danske Bank A/S (a)	58,674	741,403
DSV A/S	18,614	332,632
Novo-Nordisk A/S, Class B	37,789	4,341,321
Novozymes A/S, Class B	20,200	622,321
TDC A/S	34,011	272,373
Tryg A/S	2,275	126,021
Vestas Wind Systems A/S (a)	17,972	193,291
William Demant Holding A/S (a)	2,194	181,976

		8,835,909

Finland – 0.8%
Elisa Corp.	13,010	270,881
Fortum Oyj	39,929	850,410
Kesko Oyj, Class B	5,924	198,586
Kone Oyj, Class B	13,791	713,965
Metso Oyj	11,458	423,179
Neste Oil Oyj	12,128	121,975
Nokia Oyj	332,464	1,602,749
Nokian Renkaat Oyj	9,981	320,463
Orion Oyj	8,394	163,098
Pohjola Bank Plc	11,663	113,012
Sampo Oyj	37,251	921,444
Sanoma Oyj	6,877	78,706
Stora Enso Oyj, Class R	53,049	315,954
UPM-Kymmene Oyj	46,882	513,764
Wartsila Oyj	15,026	432,189

		7,040,375

France – 8.5%
Accor SA	12,527	315,699
Aeroports de Paris	3,212	219,720
Air Liquide	25,205	3,112,254
Alcatel-Lucent SA (a)	208,406	323,867
Alstom SA	18,612	562,266
Arkema SA	5,002	351,484
Atos Origin SA	4,573	199,791
AXA SA	154,552	1,997,772
BNP Paribas SA	85,842	3,342,638
Bouygues SA	16,962	533,467
Bureau Veritas SA	4,928	357,947
Cap Gemini SA	13,329	414,401
Carrefour SA	51,233	1,165,642
Casino Guichard Perrachon SA	4,970	417,926
Christian Dior SA	4,874	575,316
Cie Générale de Géophysique – Veritas (a)	12,556	291,450
Cie Générale des Etablissements Michelin, Class B	15,964	940,619
CNP Assurances	13,166	162,980
Compagnie de Saint-Gobain SA	35,649	1,362,709
Credit Agricole SA	89,561	501,790
Danone SA	51,882	3,255,721
Dassault Systèmes SA	5,426	433,443
Edenred	14,253	349,626
EDP Renoveveis SA	21,601	524,145
Eiffage SA	3,633	87,532
Essilor International SA	17,844	1,257,852

Common Stocks	Shares	Value
France (concluded)
Eurazeo	2,935	$104,036
Eutelsat Communications SA	8,916	347,286
Foncière Des Regions	2,385	152,587
France Telecom SA	164,701	2,577,843
GDF Suez	109,997	2,988,963
Gecina SA	1,890	158,393
Groupe Eurotunnel SA	48,702	330,409
ICADE	2,075	162,599
Iliad SA	1,651	203,209
Imerys SA	3,156	144,753
JC Decaux SA (a)	5,485	125,935
Klepierre	9,565	271,772
L’Oreal SA	21,351	2,223,700
Lafarge SA	18,050	631,880
Lagardere S.C.A.	10,377	273,199
Legrand Promesses	20,060	642,535
LVMH Moët Hennessy Louis Vuitton SA	22,576	3,180,160
Natixis	82,834	206,987
Neopost SA	2,895	194,685
Pernod-Ricard SA	17,626	1,631,444
Peugeot SA	14,075	219,265
Pinault-Printemps-Redoute	6,750	963,490
Publicis Groupe	12,893	591,714
Renault SA	16,704	576,845
Safran SA	15,031	449,518
Sanofi-Aventis	101,865	7,446,097
Schneider Electric SA	43,477	2,273,036
Scor SE	15,483	361,019
Société BIC SA	2,487	220,019
Société Générale SA	58,542	1,292,350
Société Télévision Française 1	9,864	95,951
Sodexo Alliance SA	8,521	609,864
Suez Environnement Co.	25,071	288,039
Technip SA	8,685	814,218
Thales SA	9,102	286,501
Total SA	188,677	9,627,782
Unibail-Rodamco SE	8,160	1,460,421
Vallourec SA	10,022	647,390
Veolia Environnement SA	31,681	347,106
Vinci SA	40,073	1,744,316
Vivendi SA	110,760	2,417,837
Wendel SA	2,796	185,601

		72,528,811

Germany – 7.7%
Adidas-Salomon AG	18,565	1,206,225
Allianz AG, Registered Shares	40,385	3,856,934
Axel Springer AG	3,609	154,873
BASF SE	81,626	5,682,672
Bayer AG, Registered Shares	73,485	4,693,002
Bayerische Motoren Werke AG	29,403	1,965,535
Bayerische Motoren Werke AG, Preference Shares	4,787	226,011
Beiersdorf AG	9,069	513,931
Brenntag AG	3,030	281,766
Celesio AG	7,348	116,230
Commerzbank AG (a)	315,405	530,858
Continental AG (a)	7,170	445,246
Daimler AG	80,480	3,525,710
Deutsche Bank AG, Registered Shares	82,579	3,129,819
Deutsche Boerse AG (a)	17,292	905,025
Deutsche Lufthansa AG, Registered Shares	19,985	237,713
Deutsche Post AG	75,089	1,154,436
Deutsche Telekom AG, Registered Shares	249,523	2,862,248

See Notes to Financial Statements.

84	MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2011

Schedule of Investments (continued)	Master International Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Germany (concluded)
E.ON AG	160,005	$3,448,131
Fraport AG	3,268	160,607
Fresenius Medical Care AG & Co.	18,534	1,258,906
Fresenius SE & Co. KGaA	10,085	932,579
GEA Group AG	15,650	441,814
Hannover Rueckversicherung AG, Registered Shares	5,466	270,844
HeidelbergCement AG	12,415	525,831
Henkel KGaA	11,649	563,587
Henkel KGaA, Preference Shares	15,800	910,841
Hochtief AG	3,923	226,514
Infineon Technologies AG	96,306	723,307
K+S AG	15,264	688,433
Kabel Deutschland Holding AG (a)	7,926	401,812
Lanxess AG	7,556	390,242
Linde AG	15,166	2,253,855
MAN AG	5,734	509,317
Merck KGaA	5,792	576,791
Metro AG	11,620	423,702
Muenchener Rueckversicherungs AG,
Registered Shares	15,926	1,951,615
Porsche Automobil Holding SE, Preference Shares	13,551	723,421
ProSieben SAT.1 Media AG, Preference Shares	7,140	130,094
RWE AG	43,444	1,525,031
RWE AG, Preference Shares	3,320	109,224
Salzgitter AG	3,611	180,107
SAP AG	81,762	4,324,527
Siemens AG	73,127	6,996,486
Suedzucker AG	5,874	187,121
ThyssenKrupp AG	34,723	796,641
United Internet AG	9,819	175,026
Volkswagen AG	2,694	360,660
Volkswagen AG, Preference Shares	12,843	1,920,174
Wacker Chemie AG	1,481	118,962

		65,694,436

Greece – 0.1%
Coca-Cola Hellenic Bottling Co. SA (a)	16,733	282,620
Hellenic Telecommunications Organization SA	21,160	76,145
National Bank of Greece SA (a)	87,714	181,323
OPAP SA	19,756	173,859

		713,947

Hong Kong – 2.8%
AIA Group Ltd.	748,800	2,330,955
ASM Pacific Technology Ltd.	18,004	201,649
Bank of East Asia Ltd.	139,932	528,002
BOC Hong Kong Holdings Ltd.	332,400	784,347
Cathay Pacific Airways Ltd.	109,263	186,819
Cheung Kong Holdings Ltd.	123,835	1,468,978
Cheung Kong Infrastructure Holdings Ltd.	41,500	242,644
CLP Holdings Ltd.	171,187	1,454,382
First Pacific Co. Ltd.	190,000	197,142
Galaxy Entertainment Group Ltd. (a)	106,000	192,686
Hang Lung Group Ltd.	78,000	426,869
Hang Lung Properties Ltd.	218,000	618,811
Hang Seng Bank Ltd.	67,853	803,746
Henderson Land Development Co. Ltd.	84,491	418,547
HKT Trust HKT Ltd. (a)	369,000	211,900
The Hong Kong & China Gas Ltd.	420,450	973,498
Hong Kong Exchanges and Clearing Ltd.	91,027	1,448,420
Hopewell Holdings Ltd.	53,349	136,272

Common Stocks	Shares	Value
Hong Kong (concluded)
Hutchison Whampoa Ltd.	190,176	$1,586,988
Hysan Development Co. Ltd.	54,791	179,416
Kerry Properties Ltd.	63,000	208,174
Li & Fung Ltd.	497,980	917,588
Lifestyle International Holdings Ltd.	52,466	115,483
The Link Real Estate Investment Trust	201,414	740,739
MTR Corp.	127,000	410,439
New World Development Ltd.	325,226	261,136
NWS Holdings Ltd.	115,500	169,824
Orient Overseas International Ltd.	18,057	104,970
PCCW Ltd.	369,000	126,615
Power Assets Holdings Ltd.	123,500	913,162
Sands China Ltd. (a)	217,000	608,812
Shangri-La Asia Ltd.	129,905	223,773
Sino Land Co. Ltd.	265,263	376,946
SJM Holdings Ltd.	147,000	238,545
Sun Hung Kai Properties Ltd.	126,324	1,578,660
Swire Pacific Ltd. Class A	63,077	759,986
Wharf Holdings Ltd.	134,357	605,638
Wheelock & Co. Ltd.	81,000	200,289
Wing Hang Bank Ltd.	17,000	139,082
Wynn Macau Ltd.	135,200	337,508
Yue Yuen Industrial Holdings Ltd.	64,285	202,860

		23,632,300

Ireland – 0.3%
Anglo Irish Bank Corp. Plc	62,641	1
CRH Plc	63,578	1,258,652
Elan Corp. Plc (a)	44,805	621,108
James Hardie Industries SE	39,740	277,052
Kerry Group Plc	12,658	463,371
Ryanair Holdings Plc (a)	29,444	137,725

		2,757,909

Israel – 0.7%
Bank Hapoalim Ltd.	96,242	314,711
Bank Leumi Le-Israel BM	105,341	302,507
Bezeq Israeli Telecommunication Corp. Ltd.	157,237	288,532
Cellcom Israel Ltd.	4,972	83,411
Delek Group Ltd.	395	74,522
Elbit Systems Ltd.	2,059	84,779
Israel Chemicals Ltd.	40,108	417,701
The Israel Corp. Ltd.	197	123,379
Israel Discount Bank Ltd. (a)	75,065	100,754
Mizrahi Tefahot Bank Ltd.	10,047	79,780
Nice Systems Ltd. (a)	5,144	176,796
Partner Communications Co. Ltd.	7,239	64,287
Teva Pharmaceutical Industries Ltd.	83,618	3,375,413

		5,486,572

Italy – 2.1%
A2A SpA	94,579	88,632
Assicurazioni Generali SpA	103,655	1,555,999
Atlantia SpA	28,601	456,512
Autogrill SpA	9,990	97,112
Banca Carige SpA	58,018	110,835
Banca Monte dei Paschi di Siena SpA	436,913	141,895
Banco Popolare SpA	151,959	196,041
Enel Green Power SpA	154,583	322,143
Enel SpA	584,629	2,371,683
Eni SpA	213,549	4,402,875
Exor SpA	5,439	109,043
Fiat Industrial SpA (a)	68,731	585,548

See Notes to Financial Statements.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2011	85

Schedule of Investments (continued)	Master International Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Italy (concluded)
Fiat SpA	69,147	$315,593
Finmeccanica SpA	37,075	136,513
Intesa Sanpaolo SpA	894,400	1,489,637
Intesa Sanpaolo SpA, Non-Convertible
Savings Shares	90,027	111,670
Luxottica Group SpA	10,640	297,518
Mediaset SpA	61,786	170,427
Mediobanca SpA	47,138	270,559
Pirelli & C SpA	22,125	185,469
Prysmian SpA	17,540	216,720
Saipem SpA	23,292	985,339
Snam Rete Gas SpA	143,783	633,297
Telecom Italia SpA	832,746	890,088
Telecom Italia SpA (Non-Convertible
Savings Shares)	547,064	489,517
Terna SpA	109,934	369,967
UniCredit SpA	123,309	1,017,069
Unione di Banche Italiane ScpA	73,098	298,364

		18,316,065

Japan – 21.2%
ABC-Mart, Inc.	2,200	83,573
Advantest Corp.	12,800	121,561
Aeon Co. Ltd.	53,800	736,961
Aeon Credit Service Co. Ltd.	7,100	111,875
Aeon Mall Co. Ltd.	6,800	144,260
Air Water, Inc.	12,000	152,304
Aisin Seiki Co. Ltd.	17,300	490,284
Ajinomoto Co., Inc.	59,000	708,268
Alfresa Holdings Corp.	3,700	155,737
All Nippon Airways Co. Ltd.	75,000	209,566
Amada Co. Ltd.	33,000	208,875
Aozora Bank Ltd.	53,000	145,827
Asahi Breweries Ltd.	34,300	752,435
Asahi Glass Co. Ltd.	90,100	753,226
Asahi Kasei Corp.	113,000	680,995
Asics Corp.	13,000	146,122
Astellas Pharma, Inc.	39,500	1,603,988
The Bank of Kyoto Ltd.	29,000	249,333
The Bank of Yokohama Ltd.	106,000	500,107
Benesse Holdings, Inc.	5,900	285,217
Bridgestone Corp.	57,800	1,309,065
Brother Industries Ltd.	21,300	260,701
Canon, Inc.	100,800	4,435,936
Casio Computer Co. Ltd.	20,100	121,629
Central Japan Railway Co.	134	1,130,863
The Chiba Bank Ltd.	68,000	437,195
Chiyoda Corp.	12,000	121,835
Chubu Electric Power Co., Inc.	60,200	1,126,518
Chugai Pharmaceutical Co. Ltd.	19,700	324,724
The Chugoku Bank Ltd.	16,000	222,639
The Chugoku Electric Power Co., Inc.	26,300	460,822
Citizen Holdings Co. Ltd.	23,400	135,619
Coca-Cola West Co. Ltd.	5,600	97,051
Cosmo Oil Co. Ltd.	47,000	131,192
Credit Saison Co. Ltd.	13,500	269,609
Dai Nippon Printing Co. Ltd.	50,000	479,990
The Dai-ichi Life Insurance Co.	798	783,394
Daicel Chemical Industries Ltd.	26,000	157,927
Daido Steel Co. Ltd.	25,000	156,072

Common Stocks	Shares	Value
Japan (continued)
Daihatsu Motor Co. Ltd.	17,000	$302,308
Daiichi Sankyo Co. Ltd.	59,800	1,184,347
Daikin Industries Ltd.	21,000	573,239
Dainippon Sumitomo Pharma Co. Ltd.	12,800	145,676
Daito Trust Construction Co. Ltd.	6,300	539,448
Daiwa House Industry Co. Ltd.	41,000	490,141
Daiwa Securities Group Inc.	150,000	466,403
Dena Co. Ltd.	8,200	245,643
Denki Kagaku Kogyo KK	41,000	151,087
Denso Corp.	43,200	1,186,740
Dentsu Inc.	16,213	493,222
East Japan Railway Co.	30,249	1,928,021
Eisai Co. Ltd.	22,400	926,489
Electric Power Development Co.	10,600	281,879
Elpida Memory, Inc. (a)	22,200	102,710
FamilyMart Co. Ltd.	5,600	226,144
Fanuc Ltd.	17,100	2,608,302
Fast Retailing Co. Ltd.	4,600	836,762
Fuji Electric Co. Ltd.	48,800	133,630
Fuji Film Holdings Corp.	40,600	957,783
Fuji Heavy Industries Ltd.	53,000	317,884
Fujitsu Ltd.	163,000	845,146
Fukuoka Financial Group, Inc.	70,000	293,289
Furukawa Electric Co. Ltd.	54,000	123,896
Gree, Inc.	8,100	278,448
GS Yuasa Corp.	32,000	171,396
The Gunma Bank Ltd.	35,000	191,894
The Hachijuni Bank Ltd.	36,000	205,085
Hakuhodo DY Holdings, Inc.	2,070	118,681
Hamamatsu Photonics KK	6,100	212,678
Hino Motors Ltd.	23,000	139,261
Hirose Electric Co. Ltd.	2,800	244,906
The Hiroshima Bank Ltd.	45,000	208,721
Hisamitsu Pharmaceutical Co., Inc.	5,700	241,600
Hitachi Chemical Co. Ltd.	9,400	164,545
Hitachi Construction Machinery Co. Ltd.	9,800	164,392
Hitachi High-Technologies Corp.	5,600	121,312
Hitachi Ltd.	402,000	2,091,191
Hitachi Metals Ltd.	13,000	141,077
Hokkaido Electric Power Co., Inc.	16,100	228,859
Hokuhoku Financial Group, Inc.	113,100	219,914
Hokuriku Electric Power Co.	14,900	278,267
Honda Motor Co. Ltd.	144,900	4,413,782
Hoya Corp.	38,600	829,866
Ibiden Co. Ltd.	11,000	216,569
Idemitsu Kosan Co. Ltd.	2,000	206,114
IHI Corp.	120,000	290,936
Inpex Corp.	195	1,227,763
Isetan Mitsukoshi Holdings Ltd.	33,905	354,211
Isuzu Motors Ltd.	105,000	483,371
ITOCHU Corp.	133,700	1,355,645
Itochu Techno-Solutions Corp.	2,600	116,625
The Iyo Bank Ltd.	22,000	216,788
J. Front Retailing Co. Ltd.	44,600	214,998
Japan Petroleum Exploration Co.	2,400	93,654
Japan Prime Realty Investment Corp.	58	136,300
Japan Real Estate Investment Corp.	42	326,997
Japan Retail Fund Investment Corp.	171	252,954
The Japan Steel Works Ltd.	28,000	194,231
Japan Tobacco, Inc.	400	1,881,004
JFE Holdings, Inc.	40,900	739,471
JGC Corp.	18,000	432,156

See Notes to Financial Statements.

86	MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2011

Schedule of Investments (continued)	Master International Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
The Joyo Bank Ltd.	59,000	$260,374
JS Group Corp.	23,800	456,148
JSR Corp.	16,000	294,883
JTEKT Corp.	19,900	194,487
Jupiter Telecommunications Co. Ltd.	148	149,807
JX Holdings, Inc.	199,360	1,203,057
Kajima Corp.	76,800	235,699
Kamigumi Co. Ltd.	23,000	198,524
Kaneka Corp.	25,000	132,665
The Kansai Electric Power Co., Inc.	66,700	1,024,589
Kansai Paint Co. Ltd.	20,000	178,132
Kao Corp.	46,700	1,274,256
Kawasaki Heavy Industries Ltd.	125,000	310,109
Kawasaki Kisen Kaisha Ltd.	65,000	117,043
KDDI Corp.	259	1,663,375
Keikyu Corp.	42,000	377,196
Keio Electric Railway Co. Ltd.	50,000	352,661
Keisei Electric Railway Co. Ltd.	24,000	176,456
Keyence Corp.	3,720	896,667
Kikkoman Corp.	12,000	137,645
Kinden Corp.	12,000	101,161
Kintetsu Corp.	146,000	570,266
Kirin Holdings Co. Ltd.	71,000	862,702
Kobe Steel Ltd.	225,000	347,742
Koito Manufacturing Co. Ltd.	8,000	111,820
Komatsu Ltd.	84,300	1,965,698
Konami Corp.	8,200	245,211
Konica Minolta Holdings, Inc.	42,000	312,303
Kubota Corp.	102,000	853,591
Kuraray Co. Ltd.	30,700	435,684
Kurita Water Industries Ltd.	9,700	251,791
Kyocera Corp.	13,600	1,090,633
Kyowa Hakko Kirin Co. Ltd.	22,000	268,549
Kyushu Electric Power Co., Inc.	36,200	518,558
Lawson, Inc.	5,400	336,449
Mabuchi Motor Co. Ltd.	2,100	87,220
Makita Corp.	10,100	325,840
Marubeni Corp.	144,000	876,497
Marui Group Co. Ltd.	17,900	139,151
Maruichi Steel Tube Ltd.	4,500	100,073
Mazda Motor Corp. (a)	138,400	243,346
McDonald’s Holdings Co. Japan Ltd.	6,200	166,947
Medipal Holdings Corp.	13,900	145,125
Meiji Holdings Co. Ltd.	6,193	256,486
Miraca Holdings, Inc.	5,100	203,324
Mitsubishi Chemical Holdings Corp.	122,000	668,612
Mitsubishi Corp.	124,900	2,517,329
Mitsubishi Electric Corp.	172,000	1,648,420
Mitsubishi Estate Co. Ltd.	112,000	1,670,078
Mitsubishi Gas Chemical Co., Inc.	35,000	194,076
Mitsubishi Heavy Industries Ltd.	270,200	1,147,594
Mitsubishi Logistics Corp.	11,000	121,819
Mitsubishi Materials Corp.	101,000	273,066
Mitsubishi Motors Corp. (a)	346,000	407,705
Mitsubishi Tanabe Pharma Corp.	20,400	322,281
Mitsubishi UFJ Financial Group, Inc.	1,132,074	4,792,612
Mitsubishi UFJ Lease & Finance Co. Ltd.	5,260	208,192
Mitsui & Co. Ltd.	154,400	2,393,083
Mitsui Chemicals, Inc.	67,000	203,433
Mitsui Fudosan Co. Ltd.	74,000	1,079,046
Mitsui OSK Lines Ltd.	99,000	381,731

Common Stocks	Shares	Value
Japan (continued)
Mizuho Financial Group, Inc.	2,026,164	$2,743,647
MS&AD Insurance Group Holdings, Inc.	50,570	933,451
Murata Manufacturing Co. Ltd.	18,000	921,811
Nabtesco Corp.	8,800	160,075
Namco Bandai Holdings, Inc.	17,300	245,531
NEC Corp. (a)	233,000	471,567
NGK Insulators Ltd.	23,000	272,309
NGK Spark Plug Co. Ltd.	12,000	148,307
NHK Spring Co. Ltd.	14,000	123,736
Nidec Corp.	9,700	842,211
Nikon Corp.	30,200	669,248
Nintendo Co. Ltd.	8,800	1,208,171
Nippon Building Fund, Inc.	50	409,196
Nippon Electric Glass Co.	33,500	329,782
Nippon Express Co. Ltd.	77,000	299,325
Nippon Meat Packers, Inc.	15,000	185,870
Nippon Paper Group, Inc.	8,894	194,205
Nippon Sheet Glass Co. Ltd.	77,000	143,503
Nippon Steel Corp.	453,000	1,126,873
Nippon Telegraph & Telephone Corp.	42,476	2,162,449
Nippon Yusen KK	135,000	344,099
The Nishi-Nippon City Bank Ltd.	62,000	177,842
Nissan Motor Co. Ltd.	220,800	1,977,285
Nisshin Seifun Group, Inc.	16,500	199,747
Nisshin Steel Co. Ltd.	62,000	94,863
Nissin Foods Holdings Co. Ltd.	5,200	203,880
Nitori Holdings Co. Ltd.	3,350	314,122
Nitto Denko Corp.	14,810	526,798
NKSJ Holdings, Inc.	33,475	654,838
NOK Corp.	9,700	165,473
Nomura Holdings, Inc.	322,100	969,757
Nomura Real Estate Holdings, Inc.	8,300	123,158
Nomura Real Estate Office Fund, Inc.	25	128,300
Nomura Research Institute Ltd.	9,000	203,037
NSK Ltd.	39,000	251,911
NTN Corp.	41,000	164,459
NTT Data Corp.	115	366,183
NTT DoCoMo, Inc.	1,357	2,491,479
NTT Urban Development Corp.	115	78,206
Obayashi Corp.	58,000	257,901
Odakyu Electric Railway Co. Ltd.	56,000	541,384
OJI Paper Co. Ltd.	72,000	369,655
Olympus Corp.	18,800	247,124
Omron Corp.	17,800	357,299
Ono Pharmaceutical Co. Ltd.	7,500	420,625
Oracle Corp. Japan	3,200	105,779
Oriental Land Co. Ltd.	4,500	475,085
ORIX Corp.	9,140	753,513
Osaka Gas Co. Ltd.	169,000	667,701
Otsuka Corp.	1,300	89,462
Otsuka Holdings Co. Ltd.	22,600	634,287
Panasonic Corp.	196,000	1,654,175
Rakuten, Inc. (a)	650	699,303
Resona Holdings, Inc.	169,056	744,186
Ricoh Co. Ltd.	60,000	521,902
Rinnai Corp.	3,000	214,814
Rohm Co. Ltd.	8,600	399,908
Sankyo Co. Ltd.	4,900	247,730
Sanrio Co. Ltd.	3,900	200,035
Santen Pharmaceutical Co. Ltd.	6,800	280,822
SBI Holdings, Inc.	1,838	134,184
Secom Co. Ltd.	18,700	859,905

See Notes to Financial Statements.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2011	87

Schedule of Investments (continued)	Master International Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (continued)
Sega Sammy Holdings, Inc.	18,832	$406,834
Seiko Epson Corp.	11,900	157,288
Sekisui Chemical Co. Ltd.	36,000	296,553
Sekisui House Ltd.	52,000	462,092
Seven & I Holdings Co. Ltd.	67,000	1,867,270
Seven Bank Ltd.	44,000	86,105
Sharp Corp.	89,000	775,818
Shikoku Electric Power Co. Inc.	16,200	464,744
Shimadzu Corp.	19,000	160,228
Shimamura Co. Ltd.	1,900	194,132
Shimano, Inc.	6,300	306,633
Shimizu Corp.	53,000	222,755
Shin-Etsu Chemical Co. Ltd.	36,500	1,792,872
Shinsei Bank Ltd.	116,000	119,940
Shionogi & Co. Ltd.	26,300	337,390
Shiseido Co. Ltd.	32,200	591,280
The Shizuoka Bank Ltd.	52,000	547,054
Showa Denko KK	125,000	252,277
Showa Shell Sekiyu KK	17,300	116,320
SMC Corp.	4,700	756,163
Softbank Corp.	78,800	2,314,203
Sojitz Corp.	113,700	175,606
Sony Corp.	89,200	1,608,363
Sony Financial Holdings, Inc.	15,500	228,596
Square Enix Holdings Co. Ltd.	5,300	103,872
Stanley Electric Co. Ltd.	13,200	193,441
Sumco Corp. (a)	10,600	78,030
Sumitomo Chemical Co. Ltd.	142,000	515,575
Sumitomo Corp.	99,900	1,350,362
Sumitomo Electric Industries Ltd.	66,900	724,305
Sumitomo Heavy Industries Ltd.	49,000	285,978
Sumitomo Metal Industries Ltd.	302,000	547,696
Sumitomo Metal Mining Co. Ltd.	47,000	601,703
Sumitomo Mitsui Financial Group, Inc.	119,350	3,309,907
Sumitomo Mitsui Trust Holdings, Inc.	276,820	811,785
Sumitomo Realty & Development Co. Ltd.	32,000	559,111
Sumitomo Rubber Industries Ltd.	15,800	189,731
Suruga Bank Ltd.	17,000	151,732
Suzuken Co. Ltd.	6,400	177,216
Suzuki Motor Corp.	30,100	619,761
Sysmex Corp.	6,700	217,830
T&D Holdings, Inc.	51,900	483,237
Taisei Corp.	93,000	235,741
Taisho Pharmaceutical Holdings Co. Ltd. (a)	3,200	246,953
Taiyo Nippon Sanso Corp.	21,000	146,038
Takashimaya Co. Ltd.	21,000	151,257
Takeda Pharmaceutical Co. Ltd.	70,200	3,083,568
TDK Corp.	10,600	467,495
Teijin Ltd.	85,000	260,782
Terumo Corp.	14,700	691,040
THK Co. Ltd.	10,900	214,705
Tobu Railway Co. Ltd.	88,000	449,014
Toho Co. Ltd.	9,900	176,299
Toho Gas Co. Ltd.	38,000	241,959
Tohoku Electric Power Co. Inc.	40,900	392,946
Tokio Marine Holdings, Inc.	64,300	1,423,848
The Tokyo Electric Power Co., Inc. (a)	130,000	311,979
Tokyo Electron Ltd.	15,000	760,014
Tokyo Gas Co. Ltd.	219,000	1,009,276
Tokyu Corp.	98,000	482,609
Tokyu Land Corp.	38,000	143,398

Common Stocks	Shares	Value
Japan (concluded)
TonenGeneral Sekiyu KK	26,000	$283,498
Toppan Printing Co. Ltd.	50,000	367,079
Toray Industries, Inc.	130,700	935,110
Toshiba Corp.	358,000	1,461,011
Tosoh Corp.	45,000	119,582
Toto Ltd.	27,000	208,414
Toyo Seikan Kaisha Ltd.	13,800	187,807
Toyo Suisan Kaisha Ltd.	8,000	193,598
Toyoda Gosei Co. Ltd.	5,700	90,271
Toyota Boshoku Corp.	5,100	53,092
Toyota Industries Corp.	15,400	416,658
Toyota Motor Corp.	245,200	8,108,054
Toyota Tsusho Corp.	19,000	334,910
Trend Micro, Inc. (a)	8,800	262,412
Tsumura & Co.	5,600	165,090
Ube Industries Ltd.	84,000	229,597
Uni-charm Corp.	10,200	502,903
Ushio, Inc.	9,900	142,290
USS Co. Ltd.	1,940	175,334
West Japan Railway Co.	14,900	647,425
Yahoo! Japan Corp.	1,284	413,080
Yakult Honsha Co. Ltd.	8,700	273,515
Yamada Denki Co. Ltd.	7,100	483,646
Yamaguchi Financial Group, Inc.	18,000	171,518
Yamaha Corp.	13,300	121,473
Yamaha Motor Co. Ltd.	25,600	323,780
Yamato Holdings Co. Ltd.	34,600	582,341
Yamato Kogyo Co. Ltd.	3,800	108,761
Yamazaki Baking Co. Ltd.	10,000	131,391
Yaskawa Electric Corp.	19,000	160,905
Yokogawa Electric Corp. (a)	19,500	175,098

		181,431,998

Luxembourg – 0.4%
ArcelorMittal	76,199	1,384,570
Millicom International Cellular SA	6,844	683,715
SES Global	26,546	635,953
Tenaris SA	41,856	769,780

		3,474,018

Netherlands – 2.7%
Aegon NV (a)	154,577	617,797
Akzo Nobel NV	20,547	990,151
ASML Holding NV	38,288	1,599,345
Corio NV	5,219	225,988
Delta Lloyd NV	9,636	161,436
European Aeronautic Defence and Space Co. NV	36,376	1,132,713
Fugro NV	6,199	358,831
Heineken Holding NV	10,186	416,269
Heineken NV	22,994	1,064,515
ING Groep NV (a)	340,216	2,433,088
Koninklijke Ahold NV	103,122	1,386,021
Koninklijke Boskalis Westminster NV	5,872	215,073
Koninklijke DSM NV	13,844	639,890
Koninklijke KPN NV	131,165	1,565,738
Koninklijke Philips Electronics NV	89,592	1,879,792
Koninklijke Vopak NV	6,300	332,217
QIAGEN NV (a)	20,535	282,736
Randstad Holding NV	10,816	318,179
Reed Elsevier NV	60,952	709,201
SBM Offshore NV	15,337	314,389
STMicroelectronics NV	57,655	341,311

See Notes to Financial Statements.

88	MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2011

Schedule of Investments (continued)	Master International Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Netherlands (concluded)
TNT Express NV	32,089	$238,998
Unilever NV	144,761	4,977,398
Wolters Kluwer NV	27,037	466,252

		22,667,328

New Zealand – 0.1%
Auckland International Airport Ltd.	81,425	159,481
Contact Energy Ltd. (a)	29,916	122,755
Fletcher Building Ltd.	59,637	284,779
Sky City Ltd.	51,491	137,568
Telecom Corp. of New Zealand Ltd.	171,010	274,003

		978,586

Norway – 0.8%
Aker Solutions ASA	14,045	147,218
DnB NOR ASA	86,644	844,499
Gjensidige Forsikring ASA	17,265	199,842
Norsk Hydro ASA	83,258	384,332
Orkla ASA	68,292	508,540
Statoil ASA	99,131	2,538,772
Subsea 7 SA (a)	24,861	458,937
Telenor ASA	64,195	1,050,471
Yara International ASA	16,632	663,944

		6,796,555

Portugal – 0.2%
Banco Espirito Santo SA, Registered Shares	44,077	76,759
Cimpor-Cimentos de Portugal, SGPS SA	19,097	131,172
Energias de Portugal SA	172,968	534,189
Galp Energia SGPS SA	20,400	299,728
Jeronimo Martins SGPS SA (a)	19,300	318,786
Portugal Telecom SGPS SA, Registered Shares	59,975	345,421

		1,706,055

Singapore – 1.6%
Ascendas Real Estate Investment Trust	161,962	228,694
CapitaLand Ltd.	232,749	396,103
CapitaMall Trust	193,700	253,610
CapitaMalls Asia Ltd.	127,000	110,603
City Developments Ltd.	45,535	312,059
ComfortDelGro Corp. Ltd.	173,816	189,655
Cosco Corp. (Singapore) Ltd.	81,002	54,511
DBS Group Holdings Ltd.	156,407	1,388,312
Fraser and Neave Ltd.	82,096	391,906
Genting Singapore Plc (a)	549,227	639,077
Global Logistic Properties Ltd. (a)	158,000	213,595
Golden Agri-Resources Ltd.	586,251	323,020
Hutchison Port Holdings Trust	460,000	284,575
Jardine Cycle & Carriage Ltd.	9,721	360,682
Keppel Corp. Ltd.	126,577	906,017
Keppel Land Ltd.	66,000	112,818
Neptune Orient Lines Ltd.	73,350	63,430
Noble Group Ltd.	351,840	305,699
Olam International Ltd.	132,900	217,846
Oversea-Chinese Banking Corp.	225,914	1,362,453
SembCorp Industries Ltd.	89,590	279,436
Sembcorp Marine Ltd.	74,197	218,056
Singapore Airlines Ltd.	49,009	383,521
Singapore Exchange Ltd.	76,000	359,228
Singapore Press Holdings Ltd.	133,316	378,944
Singapore Technologies Engineering Ltd.	138,213	286,687
Singapore Telecommunications Ltd.	708,132	1,686,592

Common Stocks	Shares	Value
Singapore (concluded)
StarHub Ltd.	52,157	$117,020
United Overseas Bank Ltd.	111,572	1,313,039
UOL Group Ltd.	43,457	133,862
Wilmar International Ltd.	167,670	646,367
Yangzijiang Shipbuilding Holdings Ltd.	161,183	112,810

		14,030,227

Spain – 3.2%
Abertis Infraestructuras SA	34,250	544,292
Acciona SA	2,350	201,970
Acerinox SA	9,281	118,634
ACS Actividades de Construccion y Servicios SA	12,719	375,537
Amadeus IT Holding SA, Class A	28,081	453,458
Banco Bilbao Vizcaya Argentaria SA	407,238	3,508,029
Banco de Sabadell SA	98,280	372,167
Banco Popular Espanol SA	87,441	397,150
Banco Santander SA	750,093	5,666,691
Bankia SA (a)	78,282	364,233
Bankinter SA	18,086	110,665
Criteria Caixacorp SA	67,845	331,557
Distribuidora Internacional de Alimentacion SA (a)	50,193	225,962
EDP Renovaveis SA (a)	19,120	116,759
Enagas SA	16,213	299,339
Ferrovial SA	33,161	398,786
Fomento de Construcciones y Contratas SA	4,845	125,088
Gas Natural SDG SA	31,110	533,190
Grifols SA (a)	12,868	215,613
Iberdrola SA	339,573	2,121,119
Inditex SA	19,368	1,581,105
Indra Sistemas SA	8,623	109,322
International Consolidated Airlines Group SA (a)	86,524	194,014
Mapfre SA	68,993	218,224
Red Electrica de Espana	9,707	414,511
Repsol YPF SA	70,477	2,156,265
Telefonica SA	365,060	6,289,311
Zardoya Otis SA	12,911	176,559

		27,619,550

Sweden – 3.0%
Alfa Laval AB	30,263	571,530
Assa Abloy AB, Series B	27,837	696,082
Atlas Copco AB, Class A	59,591	1,276,827
Atlas Copco AB, Class B	34,978	662,140
Boliden AB	24,882	360,976
Electrolux AB	21,871	347,510
Getinge AB, Class B	18,129	458,422
Hennes & Mauritz AB, B Shares	90,831	2,913,853
Hexagon AB	21,521	320,380
Holmen AB, Class B	4,661	133,482
Husqvarna AB	38,981	178,974
Industrivarden AB	11,056	131,411
Investor AB	39,881	741,736
Kinnevik Investment AB	18,465	358,895
Lundin Petroleum AB (a)	19,946	488,530
Modern Times Group AB	4,461	212,481
Nordea Bank AB	233,586	1,800,396
Ratos AB	17,816	208,500
Sandvik AB	89,454	1,093,617
Scania AB	28,724	423,999
Securitas AB	28,442	244,642
Skandinaviska Enskilda Banken AB, Class A	125,005	725,280
Skanska AB, Class B	35,924	592,918

See Notes to Financial Statements.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2011	89

Schedule of Investments (continued)	Master International Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Sweden (concluded)
SKF AB, Class B	34,686	$731,197
SSAB AB, Series A	13,368	117,062
Svenska Cellulosa AB	51,208	755,943
Svenska Handelsbanken, Class A	43,463	1,138,973
Swedbank AB, Class A	71,029	916,601
Swedish Match AB	18,871	668,477
Tele2 AB	28,416	550,690
Telefonaktiebolaget LM Ericsson	267,517	2,712,784
TeliaSonera AB	192,135	1,301,903
Volvo AB, B Shares	123,258	1,342,771

		25,178,982

Switzerland – 8.5%
ABB Ltd. (a)	194,769	3,658,980
Actelion Ltd. (a)	9,964	340,838
Adecco SA, Registered Shares (a)	11,874	494,864
Aryzta AG	7,612	367,227
Baloise Holding AG	4,303	294,389
Barry Callebaut AG (a)	162	159,381
Compagnie Financière Richemont SA	46,364	2,332,234
Crédit Suisse Group AG (a)	101,342	2,375,270
GAM Holdings Ltd. (a)	17,488	189,386
Geberit AG (a)	3,509	674,506
Givaudan SA (a)	744	706,970
Holcim Ltd. (a)	21,766	1,160,238
Julius Baer Group Ltd. (a)	18,311	713,258
Kuehne & Nagel International AG	4,840	541,979
Lindt & Spruengli AG	81	240,677
Lindt & Spruengli AG, Registered Shares	10	333,590
Lonza Group AG, Registered Shares (a)	4,607	271,456
Nestlé SA, Registered Shares	293,354	16,845,415
Novartis AG, Registered Shares	207,450	11,843,954
Pargesa Holding SA	2,442	159,516
Partners Group Holding AG	1,195	208,183
Roche Holding AG	62,450	10,561,435
Schindler Holding AG	4,356	506,341
Schindler Holding AG, Registered Shares	1,929	223,515
SGS SA	486	801,580
Sika AG	182	342,209
Sonova Holding AG, Registered Shares (a)	4,403	458,715
Straumann Holding AG, Registered Shares	656	112,984
Sulzer AG	2,218	236,186
The Swatch Group Ltd., Bearer Shares	2,736	1,018,385
The Swatch Group Ltd., Registered Shares	3,943	261,476
Swiss Life Holding (a)	2,722	249,304
Swiss Reinsurance Co., Registered Shares (a)	30,650	1,558,237
Swisscom AG	2,091	790,874
Syngenta AG, Registered Shares (a)	8,403	2,469,225
Synthes, Inc.	5,792	969,463
Transocean Ltd.	30,693	1,181,315
UBS AG, Registered Shares (a)	323,372	3,836,058
Zurich Financial Services AG (a)	12,938	2,915,025

		72,404,638

Common Stocks	Shares	Value
United Kingdom – 22.9%
3i Group Plc	84,667	$237,706
Admiral Group Plc	17,676	234,347
Aggreko Plc	23,574	737,651
Amec Plc	29,771	419,276
Anglo American Plc	117,576	4,343,274
Antofagasta Plc	34,360	649,835
ARM Holdings Plc	119,652	1,104,444
Associated British Foods Plc	30,849	529,922
AstraZeneca Plc	119,432	5,516,803
Aviva Plc	254,041	1,181,629
Babcock International Group Plc	32,179	367,118
BAE Systems Plc	298,413	1,318,633
Balfour Beatty Plc	60,162	247,294
Barclays Plc	1,028,888	2,817,800
BG Group Plc	301,273	6,436,288
BHP Billiton Plc	187,699	5,487,504
BP Plc	1,683,856	11,994,589
British American Tobacco Plc	175,713	8,335,892
British Land Co. Plc	73,115	524,772
British Sky Broadcasting Group Plc	101,087	1,150,096
BT Group Plc	690,341	2,046,296
Bunzl Plc	29,609	406,281
Burberry Group Plc	38,848	714,322
Cairn Energy Plc (a)	126,105	518,455
The Capita Group Plc	54,287	529,389
Capital Shopping Centres Group Plc	48,885	236,855
Carnival Plc	16,492	543,609
Centrica Plc	459,271	2,062,815
Cobham Plc	100,563	286,346
Compass Group Plc	168,414	1,598,042
Diageo Plc	222,517	4,862,016
Essar Energy Plc (a)	29,542	78,693
Eurasian Natural Resources Corp. Plc	23,514	231,906
Experian Plc	89,049	1,210,402
Fresnillo Plc	16,255	385,157
G4S Plc	127,390	537,720
GKN Plc	138,990	394,692
GlaxoSmithKline Plc	451,042	10,277,406
Glencore International Plc	74,829	456,900
Hammerson Plc	63,897	356,809
HSBC Holdings Plc	1,586,383	12,110,517
ICAP Plc	49,487	266,560
Imperial Tobacco Group Plc	90,028	3,406,705
Inmarsat Plc	39,692	248,580
Intercontinental Hotels Group Plc	26,163	470,407
International Power Plc	136,900	715,845
Intertek Group Plc	14,546	459,348
Invensys Plc	73,682	240,959
Investec Plc	44,581	234,614
ITV Plc	324,659	342,981
J Sainsbury Plc	109,355	514,135
Johnson Matthey Plc	19,282	549,383
Kazakhmys Plc	18,566	268,071
Kingfisher Plc	209,579	814,423
Land Securities Group Plc	69,522	685,694
Legal & General Group Plc	520,545	831,869
Lloyds Banking Group Plc (a)	3,660,302	1,470,271

See Notes to Financial Statements.

90	MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2011

Schedule of Investments (continued)	Master International Index Series
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (concluded)
London Stock Exchange Group Plc	13,856	$170,407
Lonmin Plc	14,124	215,199
Man Group Plc	170,006	331,773
Marks & Spencer Group Plc	142,712	689,271
Meggitt Plc	69,658	381,295
National Grid Plc	316,195	3,056,272
Next Plc	15,058	638,824
Old Mutual Plc	490,357	1,031,384
Pearson Plc	72,299	1,356,958
Petrofac Ltd.	23,369	522,654
Prudential Plc	226,278	2,238,833
Randgold Resources Ltd.	8,112	829,360
Reckitt Benckiser Group Plc	55,004	2,712,798
Reed Elsevier Plc	107,861	868,293
Resolution Ltd.	127,197	495,844
Rexam Plc	78,442	429,298
Rio Tinto Plc, Registered Shares	124,326	6,072,891
Rolls-Royce Holdings Plc (a)	166,247	1,924,833
Royal Bank of Scotland Group Plc (a)	1,570,779	495,122
Royal Dutch Shell Plc, Class A	321,693	11,802,677
Royal Dutch Shell Plc, Class B	238,598	9,075,759
RSA Insurance Group Plc	310,978	507,689
SABMiller Plc	84,677	2,976,950
The Sage Group Plc	119,005	543,777
Schroders Plc	10,062	205,149
Scottish & Southern Energy Plc	83,183	1,665,098
Segro Plc	65,911	213,419
Serco Group Plc	44,600	328,163
Severn Trent Plc	21,510	499,156
Shire Plc	49,939	1,735,585
Smith & Nephew Plc	80,158	777,923
Smiths Group Plc	35,177	499,224
Standard Chartered Plc	211,416	4,624,199
Standard Life Plc	210,131	673,259
Tate & Lyle Plc	41,890	457,963
Tesco Plc	712,289	4,456,676
Tui Travel Plc	42,176	108,785
Tullow Oil Plc	80,257	1,743,839
Unilever Plc	114,039	3,824,193
United Utilities Group Plc	60,262	566,648
Vedanta Resources Plc	10,542	166,325
Vodafone Group Plc	4,518,390	12,597,741
The Weir Group Plc	18,965	598,606
Whitbread Plc	15,173	368,378
WM Morrison Supermarkets Plc	194,176	982,140
Wolseley Plc	24,934	824,698
WPP Plc	111,905	1,173,576
Xstrata Plc	184,355	2,806,834

		196,265,084

Total Long-Term Investments (Cost – $875,963,977) – 98.3%		840,894,972

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempCash, Institutional Class, 0.07% (b)(c)	1,969,251	$1,969,251

Total Short-Term Securities (Cost – $1,969,251) – 0.2%		1,969,251

Total Investments (Cost – $877,933,228*) – 98.5%		842,864,223
Other Assets Less Liabilities – 1.5%		12,916,695

Net Assets – 100.0%		$855,780,918

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$929,473,570

Gross unrealized appreciation	$108,922,210
Gross unrealized depreciation	(195,531,557)

Net unrealized depreciation	$(86,609,347)

(a)	Non-income producing security.
(b)	Investments in companies considered to be an affiliate of the Series during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at December 31, 2011	Income
BlackRock Liquidity Funds, TempCash, Institutional Class	2,576,868	(607,617)	1,969,251	$2,226

(c)	Represents the current yield as of report date.

•	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Index	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
101	DJ Euro Stoxx 50	Eurex	March 2012	$3,017,001	$50,452
27	E-Mini MSCI EAFE Index	Chicago Mercantile	March 2012	$1,902,690	7,367
33	FTSE 100 Index	NYSE Liffe	March 2012	$2,837,145	43,925
39	Nikkei 225 Index	Singapore	March 2012	$2,143,303	(11,293)
12	SPI 200 Index	Australian Securities Exchange	March 2012	$1,233,190	(33,841)

Total					$56,610

See Notes to Financial Statements.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2011	91

Schedule of Investments (concluded)	Master International Index Series

• Foreign currency exchange contracts as of December 31, 2011 were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 2,217,741	AUD 2,163,000	Credit Suisse	1/03/12	$5,424
		Securities LLC
USD 1,518,530	CHF 1,420,000	Credit Suisse	1/03/12	6,766
		Securities LLC
USD 156,672	DKK 897,000	Credit Suisse	1/03/12	489
		Securities LLC
USD 6,685,473	EUR 5,150,000	Credit Suisse	1/03/12	20,083
		Securities LLC
USD 6,076,566	GBP 3,910,000	Credit Suisse	1/03/12	4,336
		Securities LLC
USD 527,002	HKD 4,093,000	Credit Suisse	1/03/12	2
		Securities LLC
USD 62,766	ILS 240,000	Credit Suisse	1/03/12	(210)
		Securities LLC
USD 224,365	NOK 1,339,000	Credit Suisse	1/03/12	484
		Securities LLC
USD 576,780	SEK 3,954,000	Credit Suisse	1/03/12	2,242
		Securities LLC
USD 241,391	SGD 313,000	Credit Suisse	1/03/12	74
		Securities LLC
AUD 585,252	USD 600,000	Credit Suisse	1/04/12	(1,405)
		Securities LLC
EUR 1,386,580	USD 1,800,000	Credit Suisse	1/04/12	(5,418)
		Securities LLC
GBP 1,093,881	USD 1,700,000	Credit Suisse	1/04/12	(1,203)
		Securities LLC
USD 4,419,011	JPY 340,000,000	Credit Suisse	1/04/12	1,705
		Securities LLC
Total				$33,369

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Series’ perceived risk of investing in those securities. For information about the Series’ policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Series’ investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$72,182,635	$10	$72,182,645
Austria	—	2,059,241	—	2,059,241
Belgium	—	7,990,118	—	7,990,118
Bermuda	—	971,591	—	971,591
China	—	132,032	—	132,032
Denmark	—	8,835,909	—	8,835,909
Finland	—	7,040,375	—	7,040,375
France	—	72,528,811	—	72,528,811
Germany	—	65,694,436	—	65,694,436
Greece	$282,620	431,327	—	713,947
Hong Kong	211,900	23,420,400	—	23,632,300
Ireland	—	2,757,908	1	2,757,909
Israel	—	5,486,572	—	5,486,572
Italy	—	18,316,065	—	18,316,065
Japan	246,953	181,185,045	—	181,431,998
Luxembourg	—	3,474,018	—	3,474,018
Netherlands	1,064,515	21,602,813	—	22,667,328
New Zealand	—	978,586	—	978,586
Norway	—	6,796,555	—	6,796,555
Portugal	345,421	1,360,634	—	1,706,055
Singapore	284,575	13,745,652	—	14,030,227
Spain	364,233	27,255,317	—	27,619,550
Sweden	—	25,178,982	—	25,178,982
Switzerland	—	72,404,638	—	72,404,638
United Kingdom	—	196,265,084	—	196,265,084
Short-Term Securities	1,969,251	—	—	1,969,251

Total	$4,769,468	$838,094,744	$11	$842,864,223

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$101,744	—	—	$101,744
Foreign currency exchange contracts	—	$41,605	—	41,605
Liabilities:
Equity contracts	(45,134)	—	—	(45,134)
Foreign currency exchange contracts	—	(8,236)	—	(8,236)

Total	$56,610	$33,369	—	$89,979

[1]

Derivative financial instruments are financial futures contracts and foreign currency exchange contracts. Financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

92	MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2011

Statement of Assets and Liabilities	Master International Index Series

December 31, 2011

Assets
Investments at value – unaffiliated (cost – $875,963,977)	$840,894,972
Investments at value – affiliated (cost – $1,969,251)	1,969,251
Cash pledged as collateral for financial futures contracts	776,000
Investments sold receivable	18,956,284
Foreign currency at value (cost – $8,096,527)	8,095,076
Dividends receivable	4,422,925
Margin variation receivable	95,898
Unrealized appreciation on foreign currency exchange contracts	41,605
Prepaid expenses	16,026

Total assets	875,268,037

Liabilities
Bank overdraft	280,213
Withdrawals payable to investor	18,748,858
Investments purchased payable	211,900
Unrealized depreciation on foreign currency exchange contracts	8,236
Investment advisory fees payable	7,220
Other affiliates payable	2,373
Directors’ fees payable	459
Other accrued expenses payable	227,860

Total liabilities	19,487,119

Net Assets	$855,780,918

Net Assets Consist of
Investors’ capital	$890,655,790
Net unrealized appreciation/depreciation	(34,874,872)

Net Assets	$855,780,918

See Notes to Financial Statements.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2011	93

Statement of Operations	Master International Index Series

Year Ended December 31, 2011
Investment Income
Dividends – unaffiliated	$35,991,032
Foreign taxes withheld	(3,619,477)
Dividends – affiliated	2,226

Total income	32,373,781

Expenses
Investment advisory	93,352
Custodian	263,526
Accounting services	180,326
Professional	104,300
Pricing	88,115
Directors	24,565
Printing	1,998
Miscellaneous	29,815

Total expenses	785,997
Less fees waived by advisor	(4,114)

Total expenses after fees waived	781,883

Net investment income	31,591,898

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(25,889,226)
Financial futures contracts	(587,208)
Foreign currency transactions	198,904

(26,277,530)

Net change in unrealized appreciation/depreciation on:
Investments	(123,595,786)
Financial futures contracts	51,678
Foreign currency transactions	(178,643)

(123,722,751)

Total realized and unrealized loss	(150,000,281)

Net Decrease in Net Assets Resulting from Operations	$(118,408,383)

See Notes to Financial Statements.

94	MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2011

Statements of Changes in Net Assets	Master International Index Series

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$31,591,898	$21,715,802
Net realized loss	(26,277,530)	(21,606,488)
Net change in unrealized appreciation/depreciation	(123,722,751)	84,313,481

Net increase (decrease) in net assets resulting from operations	(118,408,383)	84,422,795

Capital Transactions
Proceeds from contributions	277,608,631	325,133,239
Value of withdrawals	(226,119,685)	(236,135,595)

Net increase in net assets derived from capital transactions	51,488,946	88,997,644

Net Assets
Total increase (decrease) in net assets	(66,919,437)	173,420,439
Beginning of year	922,700,355	749,279,916

End of year	$855,780,918	$922,700,355

Financial Highlights	Master International Index Series

	Year Ended December 31,
	2011	2010	2009	2008	2007
Total Investment Return
Total investment return	(12.34)%	7.66%	28.99%	(41.94)%	10.80%

Ratios to Average Net Assets
Total expenses	0.08%	0.11%	0.09%	0.11%	0.10%

Total expenses after fees waived and paid indirectly	0.08%	0.10%	0.09%	0.10%	0.09%

Net investment income	3.38%	2.73%	2.98%	3.54%	2.86%

Supplemental Data
Net assets, end of year (000)	$855,781	$922,700	$749,280	$706,119	$1,143,172

Portfolio turnover	6%	8%	30%	30%	30%

See Notes to Financial Statements.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2011	95

Notes to Financial Statements	Master International Index Series

1. Organization and Significant Accounting Policies:

Master International index Series (the “Series”), a non-diversified open-end management investment company, is a series of Quantitative Master Series LLC (the “Master LLC”). The Master LLC is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Series’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Series:

Valuation: US GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Series’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Series uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Series’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Series’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Series does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Series reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Series either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts and foreign currency exchange contracts), the Series will, consistent with SEC

96	MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2011

Notes to Financial Statements (continued)	Master International Index Series

rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Income Taxes: The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Series’ financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities.

The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Series’ financial statement disclosures.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Series has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and to economically hedge, or protect, its exposure to certain risks such as equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Series’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Series may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Series and each of its respective counterpar-ties. An ISDA Master Agreement allows the Series to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Series from its counterparties are not fully collateralized contractually or otherwise, the Series bears the risk of loss from counterparty non-performance. See

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2011	97

Notes to Financial Statements (continued)	Master International Index Series

Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Series manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Series’ net assets decline by a stated percentage or the Series fails to meet the terms of its ISDA Master Agreements, which would cause the Series to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Series purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Series and coun-terparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Series as unrealized appreciation or depreciation. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Series enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Series, help to manage the overall exposure to the currencies in which some of the investments held by the Series are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of December 31, 2011

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation*	$101,744	Net unrealized depreciation*	$45,134

	Unrealized appreciation on foreign currency		Unrealized depreciation on foreign currency
Foreign c urrency exchange contracts	exchange contracts	$41,605	exchange contracts	$8,236

Total		$143,349		$53,370

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations

Year Ended December 31, 2011

	Net Realized Gain (Loss) From
	Financial Futures Contracts	Foreign Currency Exchange Contracts
Equity contracts	$(587,208)	—
Foreign currency exchange contracts	—	$276,346

	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Foreign Currency Exchange Contracts
Equity contracts	$51,678	—
Foreign currency exchange contracts	—	$33,369

For the year ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	212
Average notional value of contracts purchased	$13,039,843
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	4
Average number of contracts – US dollars sold	14
Average US dollar amounts purchased	$5,806,950
Average US dollar amounts sold	$4,186,119

98	MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2011

Notes to Financial Statements (continued)	Master International Index Series

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Series’ portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the average daily value of the Series’ net assets.

The Manager entered into a contractual arrangement with the Master LLC with respect to the Series under which the Manager will waive and/or reimburse its fees and/or expenses so that the total annual operating expenses incurred by the Series excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Series’ expenses will not exceed 0.12% of the average daily value of the Series’ net assets. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2012 unless approved by the Board, including a majority of the Independent Directors. For the year ended December 31, 2011, the Manager waived $2,006, which is included in fees waived by advisor in the Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Series’ investment in other affiliated investment companies, if any. For the year ended December 31, 2011, the Manager waived $2,108, which is included in fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management LLC (“BIM”), an affiliate of the Manager.The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Series to the Manager.

For the year ended December 31, 2011, the Series reimbursed the Manager $10,033 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2011, were $143,935,118 and $59,509,316, respectively.

5. Borrowings:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2011. The Series may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2010. Effective November 2011, the credit agreement was renewed until November 2012 with the following terms: a commitment fee of 0.065% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Series paid administration and arrangement fees which were allocated to the Series based on its net assets as of October 31, 2011. The Series did not borrow under the credit agreement during the year ended December 31, 2011.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Series may be exposed to counter-party credit risk, or the risk that an entity with which the Series has unsettled or open transactions may fail to or be unable to perform on its commitments. The Series manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterpar-ties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Series’ Statement of Assets and Liabilities, less any collateral held by the Series.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2011	99

Notes to Financial Statements (concluded)	Master International Index Series

The Series invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Series concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

As of December 31, 2011, the Series had the following industry classifications:

Industry	Percent of Long-Term Investments
Commercial Banks	11%
Pharmaceuticals	9%
Oil & Gas Consumable Fuels	8%
Metals & Mining	6%
Other[1]	66%

[1]	All other industries held were each less than 5% of long-term investments.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

100	MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2011

Report of Independent Registered Public Accounting Firm	Master International Index Series

To the Investors of Master International Index Series and Board of Directors of Quantitative Master Series LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master International Index Series, one of the portfolios constituting Quantitative Master Series LLC, (the “Master LLC”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master International Index Series of Quantitative Master Series LLC as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2012

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2011	101

Officers and Directors	Master International Index Series

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2010.	33 RICs consisting of 107 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 107 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Manage- ment, LLC since 2007; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

102	MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2011

Officers and Directors (continued)	Master International Index Series

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Directors[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]         Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]         Date shown is the earliest date a person has served for the Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows Directors as joining the Master LLC’s Board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director, BlackRock and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds busi- ness since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Master LLC based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2011	103

Officers and Directors (concluded)	Master International Index Series

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years

Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Master LLC serve at the pleasure of the Board.

Further information about the Officers and Directors is available in the Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	Custodian JPMorgan Chase Bank, N.A. Brooklyn, NY 11245	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Sidley Austin LLP New York, NY 10019

Effective September 22, 2011, Richard S. Davis resigned as Director of the Master LLC, and Paul L. Audet became Director of the Master LLC.

104	MASTER INTERNATIONAL INDEX SERIES	DECEMBER 31, 2011

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Delivery of Documents

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shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Funds through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121

Availability of Quarterly Portfolio Schedules In addition to the Schedule of Investments provided in each semi-annual and annual report, each Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth Street, NW, Washington, DC 20549. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policy and Records A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available in each Fund’s Statement of Additional Information, which may be obtained free of charge by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. Each Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Small Cap Index Fund and American Beacon International Equity Index Fund are service marks of American Beacon Advisors, Inc.

AR 12/11

ITEM 2.	CODE OF ETHICS.

The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code February 16, 2010 to disclose a change in the Principal Financial Office. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Mr. Paul Zucconi, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Mr. Paul Zucconi is “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees	Fiscal Year Ended
$ 37,869	8/31/2010
$ 318,158	10/31/2010
$ 95,455	12/31/2010
$ 144,159	8/31/2011
$ 328,501	10/31/2011
$ 72,527	12/31/2011

(b)
Audit-Related Fees	Fiscal Year Ended
$ 0	8/31/2010
$ 12,375*	10/31/2010
$ 3,875*	12/31/2010
$ 0	8/31/2011
$ 0	10/31/2011
$ 0	12/31/2011

*Review of N-1A filings

(c)
Tax Fees	Fiscal Year Ended
$ 3,426	8/31/2010
$ 40,277	10/31/2010
$ 4,129	12/31/2010
$ 3,426	8/31/2011
$ 50,971	10/31/2011
$ 3,398	12/31/2011

(d)
All Other Fees	Fiscal Year Ended
$0	8/31/2010
$0	10/31/2010
$0	12/31/2010
$0	8/31/2011
$0	10/31/2011
$0	12/31/2011

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
Aggregate Non-Audit Fees for Services Rendered to the:
Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$ 3,246	$0	N/A	8/31/2010
$ 52,652	$0	N/A	10/31/2010
$ 8,004 (Revised)	$0	N/A	12/31/2010
$ 3,426	$7,885	N/A	8/31/2011
$ 50,971	$0	N/A	10/31/2011
$ 3,398	$0	N/A	12/31/2011

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr. President

Date: March 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr. President

Date: March 8, 2012

By	/s/ Melinda G. Heika
Melinda G. Heika Treasurer

Date: March 8, 2012